   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 25, 1999

                                                 Securities Act File No. 2-10685
                                         Investment Company Act File No. 811-214

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [x]
                            Pre-Effective Amendment No.                  [_]
                        Post-Effective Amendment No. 85                  [x]
                                    and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [x]
                                 Amendment No.                           [x]
                       (Check Appropriate Box or Boxes)


                          SENTINEL GROUP FUNDS, INC.
                      (Exact Name of Registrant as Specified in Charter)

  National Life Drive
  Montpelier, Vermont                                       05604
(Address of Principal Executive Offices)                  (Zip Code)

                                (802) 229-3900
             (Registrant's Telephone Number, including Area Code)


   D. Russell Morgan, Esq.                                            Copy to:
c/o Sentinel Group Funds, Inc.                          John A. MacKinnon, Esq.
      National Life Drive                                 Brown & Wood llp
 Montpelier, Vermont 05604                              One World Trade Center
 (Name and Address of Agent for Service)           New York, New York 10048-0557

          It is proposed that this filing will become effective (check appropriate box)
             [_] immediately upon filing pursuant to paragraph (b)
             [_] on (date) pursuant to paragraph (b)
             [-] 60 days after filing pursuant to paragraph (a)(1)
             [x] on March 29, 1999 pursuant to paragraph (a)(1)
             [_] 75 days after filing pursuant to paragraph (a)(2)
             [_] on (date) pursuant to paragraph (a)(2) of Rule 485.
     If appropriate, check the following box:
             [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

     Title of securities being registered: common stock, par value $.01 per share.

                                    PART C

                               OTHER INFORMATION
                               -----------------

ITEM 24.  EXHIBITS
          --------

          (a) (1) Amended and Restated Articles of Incorporation of the Registrant.(1)
              (2) Articles of Amendment reclassifying capital stock as Class A shares.(1)
              (3) Articles Supplementary creating Class B shares of capital stock.(1)
              (4) Articles of Amendment relating to name change of Sentinel
                  Short Maturity Government Fund.(1)
              (5) Articles of Amendment relating to name change of Sentinel
                  Small Company Fund.(1)
              (6) Articles of Amendment relating to name change of Sentinel
                  Emerging Growth Fund.(1)
              (7) Articles Supplementary creating Class C shares of capital stock.(1)
              (8) Articles Supplementary creating Class D shares of Sentinel
                  Balanced Fund.(1)
          (b)     By-Laws of the Registrant, as amended.
          (c) Portion of the Articles of Incorporation and the By-Laws of the Registrant defining the rights of holders of Class A shares of each Fund as series of the Registrant.(2)
          (d) (1) Investment Advisory Agreement between the Registrant and Sentinel Advisors Company (the "Advisor"), dated as of March 1, 1993.(3)
              (2) Investment Advisory Agreement between the Registrant and the
                  Advisor, dated as of June 1, 1997.(1)
              (3) Investment Subadvisory Agreement between the Advisor and
                  INVESCO Capital Management, Inc.
              (4) Investment Subadvisory Agreement between the Advisor and
                  Keystone (now known as Evergreen) Investment Management
                  Company
          (e) Distribution Agreement between the Registrant and Sentinel Financial Services Company ("SFSC"), dated as of March 1, 1993.(3)
          (f)     None.
          (g). Custody Agreement between the Registrant and Investors Fiduciary Trust Company ("IFTC"), dated December 1, 1989.(1)
          (h) (1) Dividend Paying Agent Agreement between the Registrant and IFTC, dated December 1, 1989.(1)
              (2) Service Agreement between Sentinel Administrative Service
                  Company and IFTC, dated December 1, 1989.(1)
              (3) Administrative Services Agreement between Sentinel
                  Administrative Service Corporation and IFTC, dated December 1, 1989.(1)
              (4) Fund Services Agreement between the Registrant and Sentinel
                  Administrative Services Company ("SASC"), dated as of March 1, 1993.(3)
          (i)     None.
          (j) Consent of PricewaterhouseCoopers llp, independent accountants for the Registrant.
          (k) (1) Financial Statements included in Part A:
                          - Selected Per Share Data and Ratios for the five
                            years ended November 30, 1998
              (2) Financial Statements incorporated by reference in Part B:
                          - Selected Per Share Data and Ratios for the five
                            years ended November 30, 1998*

                          - Statement of Assets and Liabilities at November 30,
                            1998*
                          - Statement of Operations for the year ended November
                            30, 1998*
                          - Statement of Changes in Net Assets for the years
                            ended November 30, 1998 and 1997*
                          - Notes to Financial Statements*
                          -   Report of Independent Accountants*
          (l)     None.
          (m) (1) Class A Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.(1)
              (2) Amended Class B Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.(1)
              (3) Class C Distribution Plan pursuant to Rule 12b-1 under the
                  1940 Act.(1)
              (4) Class D Distribution Plan pursuant to Rule 12b-1 under the
                  1940 Act.(1)
          (n)     Financial Data Schedules for Class A, B, C and D shares.
          (o)     Amended Plan pursuant to Rule 18f-3 under the 1940 Act.(1)

________________________
(1) Previously filed as an Exhibit to Post-Effective Amendments No. 54, 55, 56, 57 and 58 of the Registrant on Form N-1 and Post-Effective Amendments No. 61, 62, 63, 64, 67, 68, 71, 72, 76, 77, 80, 83 and 84 of the Registrant on
     Form N-1A.
(2) Reference is made to Articles Fifth, Sixth, Seventh and Eighth of the Registrant's Articles of Incorporation, previously filed as Exhibit 1 to the Registration Statement; and to Paragraphs

     4 through 12, 35 through 39, 43 through 45, 50 and 52 through 54 of the Registrant's By-Laws, previously filed as Exhibit 2 to the Registration Statement.
(3) Incorporated by reference to Exhibits 4, 6(b), 7(b), 13(b) and 13(g) to the Registration Statement of the Registrant on Form N-14, File No. 33-55000.
* Incorporated by reference to the Registrant's 1998 Annual Report to shareholders filed with the Securities and Exchange Commission for the year ended November 30, 1998 pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended ("1940 Act").

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
          WITH THE REGISTRANT
          ---------------------------------

          None.



ITEM 25.  INDEMNIFICATION
          ---------------

          See paragraphs 3, 4, 5 and 6 of Article SEVENTH of the Amended and Restated Articles of Amendment of the Registrant, incorporated by reference to Exhibit 1(a) to this Registration Statement.

          The existing Advisory Agreement (Exhibit 5 hereof) provides that in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties thereunder on the part of the Advisor, the Advisor shall not be liable to the Registrant or to any shareholder of the Registrant for any act or omission in the course of, or connected with rendering services thereunder or for any losses that may be sustained in the purchase, holding or selling of any security.

          In addition, the Registrant maintains a directors and officers liability insurance policy with maximum coverage of $15 million under which the directors and officers of the Registrant are named insureds.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than for expenses paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, unless the matter has been settled by controlling precedent in the opinion of its counsel, will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
          --------------------------------------------------------

          Information on the Advisor is incorporated by reference to the Prospectus included in this Registration Statement.

          Partners of the Advisor
          -----------------------

          Sentinel Management Co. - Managing General Partner
          National Retirement Plan Advisors, Inc. - General Partner Provident Mutual Management Co., Inc. - General Partner
          HTK of Delaware, Inc. - General Partner

          Officers of the Advisor
          -----------------------

          Rodney A. Buck, Chief Executive Officer

          Richard D. Temple, Vice President

          David M. Brownlee, Senior Vice President

          Robert L. Lee, Senior Vice President

          Kenneth J. Hart, Vice President

          Richard A. Pender, Senior Vice President

          Bruce R. Bottamini, Vice President

          Thomas H. Brownell, Vice President

          William C. Kane, Vice President

          Kay L. Edson, Vice President

          Henry J. Restaino, Vice President

          Dean R. Howe, Vice President and Treasurer

          Scott T. Brayman, Vice President

          Daniel J. Manion, Vice President

          Lisa M. Pettrey, Secretary

          Each of the above officers is also an officer or employee of National Life Insurance Company or its subsidiary, National Life Investment Management Company, Inc. The principal business address of each such company is National Life Drive, Montpelier, Vermont 05604.


ITEM 27.  PRINCIPAL UNDERWRITERS
          ----------------------

     (a) The Registrant's principal underwriter, SFSC, also serves as principal underwriter for Sentinel Pennsylvania Tax-Free Trust.


     (b)  As to each officer of SFSC:


                                                   Positions and
Name and Principal      Positions and Offices      Offices with
Business Address        with SFSC                  the Registrant
------------------      ---------------------      --------------
Joseph M. Rob           Chief Executive Officer    President

Julie A. Hendrickson    President and Chief        None
                        Operating Officer

John M. Grab, Jr.       Senior Vice President,     Vice President
                        Chief Financial Officer,
                        and Treasurer


     The principal business address of all such persons is National Life Drive, Montpelier, Vermont 05604.

     (c)  Not applicable.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS
          --------------------------------

     The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder.

     (a)  Sentinel Administrative Service Company
          National Life Drive
          Montpelier, Vermont 05604
          Rule 31a-1(a)
          Rule 31a-1(b)(1)(2)(3)(4)(5)(6)(7)(8)
          Rule 31a-2(a)(b)(c)(f)

     (b)  Sentinel Advisors Company
          National Life Drive
          Montpelier, Vermont 05604
          Rule 31a-1(a)(9)(10)(11)
          Rule 31a-1(d)(f)
          Rule 31a-2(a)(c)(f)

     (c)  Sentinel Financial Services Company
          National Life Drive
          Montpelier, Vermont  05604
          Rule 31a-1(d)
          Rule 31a-2(c)

ITEM 29.  MANAGEMENT SERVICES
          -------------------

          Not applicable.

ITEM 30.  UNDERTAKINGS
          ------------

          Not applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Montpelier and State of Vermont, on the 22nd day of January, 1999.

                                    SENTINEL GROUP FUNDS, INC.

                                         (Registrant)

                                    By:   /s/ Patrick E. Welch
                                         ---------------------------------------
                                         Patrick E. Welch
                                         Chairman

     As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities on the date indicated.

Signature                                   Title                                  Date
---------                                   -----                                  ----
/s/ Patrick E. Welch                        Chairman                               January 22, 1999
-----------------------------------
Patrick E. Welch                            (Chief Executive
                                            Officer)

/s/ Richard J. Borda*                       Director
-----------------------------------
Richard J. Borda

/s/ Kalman J. Cohen*                        Director
-----------------------------------
Kalman J. Cohen

/s/ Richard D. Farman*                      Director
-----------------------------------
Richard D. Farman

/s/ John D. Feerick*                        Director
-----------------------------------
John D. Feerick

/s/ Richard J. Johannesen,  Jr.*            Director
-----------------------------------
Richard J. Johannesen, Jr.

/s/ Robert B. Mathias*                      Director
-----------------------------------
Robert B. Mathias

-----------------------------------
Keniston P. Merrill                         Director

Signature                                   Title                                  Date
---------                                   -----                                  ----
/s/ Deborah G. Miller*                      Director
-----------------------------------
Deborah G. Miller

/s/ John Raisian*                           Director
-----------------------------------
John Raisian

/s/ Joseph M. Rob                           Director                               January 22, 1999
-----------------------------------
Joseph M. Rob

/s/ Susan M. Sterne*                        Director
-----------------------------------
Susan M. Sterne

/s/ Angela E. Vallot*                       Director
-----------------------------------
Angela E. Vallot

/s/ John M. Grab, Jr.                       Vice President                         January 22, 1999
-----------------------------------
John M. Grab, Jr.                           and Principal Financial
                                            and Accounting Officer

*By  /s/ Joseph M. Rob                                                             January 22, 1999
   --------------------------------
Joseph M. Rob
     Attorney-in-Fact

          THE SENTINEL FUNDS


          Sentinel Common Stock Fund
          Sentinel Balanced Fund
          Sentinel Growth Fund
          Sentinel Small Company Fund
          Sentinel World Fund
          Sentinel High Yield Bond Fund
          Sentinel Bond Fund
          Sentinel Government Securities Fund
          Sentinel Short Maturity Government Fund
          Sentinel U.S. Treasury Money Market Fund
          Sentinel Tax-Free Income Fund
          Sentinel New York Tax-Free Income Fund
          Sentinel Pennsylvania Tax-Free Trust


     This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

     The Securities and Exchange Commission has not approved or disapproved
these securities or determined if this prospectus is accurate or complete.   Any
representation to the contrary is a criminal offense.



                        Prospectus dated March 29, 1999



                                                                               1
For information and assistance call your Financial advisor or Investor Services at 1-800-282-FUND (3863)
                                                                               1
                                                                      Prospectus

                               Table of Contents


Key Facts About the Sentinel Funds
     What are the main goals and investment strategies of each of the Sentinel Funds?
     What are the main risks of investing in the Funds?
     Risk Return Bar Charts
     Average Annual Total Returns
     Fees and Expenses
Details About the Funds' Investment Objectives, Principal Investment Strategies and Related Risks
Purchase Options
How to Buy, Sell, Exchange and Transfer Shares
How the Funds are Priced
Dividends, Capital Gains and Taxes
Management of the Funds
Financial Highlights

For information and assistance call your Financial advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

                      Key Facts About the Sentinel Funds

This prospectus contains information about the thirteen mutual funds that comprise the Sentinel Family of Funds. In this prospectus, each Sentinel Fund is referred to individually as a "Fund". Sentinel Advisors Company is the investment advisor for each Fund.

What are the main goals and investment strategies of each of the Sentinel Funds?

 . SENTINEL COMMON STOCK FUND seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole, by investing in a diverse group of common stocks of well-established companies.

 . SENTINEL BALANCED FUND seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value, by investing in both common stocks and bonds.

 . SENTINEL GROWTH FUND seeks growth of capital, by focusing its investments on common stocks of relatively well-established growing companies. Income is not a factor in selecting stocks.

 . SENTINEL SMALL COMPANY FUND seeks growth of capital, by investing mainly in common stocks of small and medium-sized companies that Sentinel Advisors believes have attractive growth potential and are attractively valued. Income is not a factor in selecting stocks.

 . SENTINEL WORLD FUND seeks growth of capital, by investing in common stocks of established non-U.S. companies or in U.S. companies that conduct their business mainly outside the United States.

 . SENTINEL HIGH YIELD BOND FUND seeks high current income and total return by investing mainly in lower rated corporate bonds, sometimes called "junk bonds", that have higher effective interest rates than investment grade bonds. These lower rated bonds are more speculative and more likely to default than investment grade bonds.

 . SENTINEL BOND FUND seeks high current income while seeking to control risk by through investingments mainly in investment grade bonds.

 . SENTINEL GOVERNMENT SECURITIES FUND seeks high current income while seeking to control risk by investing mainly in U.S. government bonds.

 . SENTINEL SHORT MATURITY GOVERNMENT FUND seeks high current income and limited fluctuations in principal value by investing mainly in U.S. government bonds with average maturities from two to five years.

 . SENTINEL U.S. TREASURY MONEY MARKET FUND seeks as high a level of current income as is consistent with stable principal values, by investing solely in short-term direct obligations of the U.S. Treasury.

 . SENTINEL TAX-FREE INCOME FUND seeks high current income exempt from federal income taxes while seeking to control risk by investing mainly in investment grade municipal bonds.

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

 . SENTINEL NEW YORK TAX-FREE INCOME FUND seeks high current income exempt from federal income tax and New York State and City personal income taxes, while seeking to control risk, by investing in investment grade municipal bonds of New York issuers.

 . SENTINEL PENNSYLVANIA TAX-FREE TRUST seeks high current income exempt from federal and Pennsylvania income taxes, while seeking to control risk, by investing in investment grade municipal bonds of Pennsylvania issuers.

We cannot guarantee that any of the Funds will achieve its goals.

What are the main risks of investing in the Funds?

Investment in each Fund is subject to certain risks. Some of the risk factors described below affect more than one Fund; others are specific to certain Funds. More information on each Fund's risk factors is described under "Details About the Funds' Investment Objectives, Principal Investment Strategies, and Related Risks".

EQUITY FUND RISKS

The value of all equity funds, including the Common Stock Fund, the Balanced Fund, the Growth Fund, the Small Company Fund and the World Fund, may go up or down as the prices of the stocks held by the Funds go up or down. Changes in value may occur because the U.S. or other stock markets are rising or falling, or due to business developments or other factors that affect the value of particular companies. If the value of the stocks held in these Funds goes down, you may lose money. The stocks of smaller companies may be subject to greater changes in value than stocks of larger, more established companies, because they generally have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, small company stocks may trade less frequently and in lower share volumes, which could contribute to wider price fluctuations.

Because the World Fund invests mainly in foreign countries, it is subject to additional risks. The World Fund's foreign stock investments may go up or down in value depending on foreign stock markets which may be rising or falling, fluctuations in foreign exchange rates, foreign political and economic developments and U.S. and foreign laws relating to foreign investment. Non-U.S. securities also may be less liquid, more volatile and harder to value than U.S. securities. If the value of the stocks held by the World Fund go down, you may lose money.

FIXED INCOME FUND RISKS

The High Yield, Bond, Government Securities, Short Maturity Government, Tax-Free Income, New York and Pennsylvania Funds, and the bond portion of the Balanced Fund, primarily in bonds. Bonds are subject to several types of risk. A bond's issuer may default on payments of interest or repayments of principal. The market also may judge that the odds that an issuer of bonds could default in the future have increased. Interest rates available in the market may increase, which would reduce the present value of the fixed payments to be received from outstanding bonds. Any of these factors could cause the value of bonds held by these Funds to fall. If the value of the portfolio investments falls you could lose money.

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

U.S. government bonds are very unlikely to default or to decline in credit quality. However, the value of U.S. government bonds generally will rise if interest rates fall, and fall if interest rates rise. The longer the remaining term of a bond, the more its value will tend to fluctuate as interest rates change. As a result, the Short Maturity Government Fund is subject to the least risk of the fixed-income Funds, since it invests mainly in U.S. government securities with relatively shorter maturities. However, the value of the shares of the Short Maturity Government Fund will fluctuate, and you can lose money in this Fund. The Government Securities Fund also faces very little credit quality risk, but since it invests in longer term securities, it faces more interest rate risk than the Short Maturity Government Fund. Both of these Funds, as well as the Bond Fund and the bond portion of the Balanced Fund, also invest in mortgage-backed securities, which have varying rates of principal repayments. When interest rates fall, mortgage prepayments generally increase, which may cause mortgage-backed securities to lose value. To the extent these Funds invest in mortgage backed securities, they also are subject to extension risk. Extension risk is the possibility that when interest rates rise, prepayments occur at a slower than expected rate. In that event, a security that was considered short or intermediate-term at the time of purchase may effectively become a long-term security. Long-term securities generally tend to fluctuate more widely in response to changes in interest rates than shorter-term securities.

Corporate and municipal bonds, in which the High Yield, Bond, Tax-Free Income, New York and Pennsylvania Funds, and the bond portion of the Balanced Fund invest, are subject to default risk, or credit quality risk, as well as interest rate risk. Generally, the degree of default risk is reflected in the ratings of the securities. Investment grade rated securities generally are less subject to default risk than, for example, the lower rated securities in which the High Yield Fund invests. While any corporate or municipal security is subject to the risk of default, the lower the rating of a bond the more speculative it is and the more likely it is that the issuer may default or the security may be downgraded.

The High Yield Fund involves significantly more risk than the other fixed-income Funds, since it primarily invests in lower rated bonds while the other Funds primarily invest in higher quality bonds. In addition to greater default risk, lower rated bond values experience greater fluctuations in value for several other reasons. An economic downturn is more likely to affect the ability of issuers who are less financially strong to make their bond payments. There may be less active trading in lower rated bond issues, and lower rated bond prices are more responsive to negative publicity or changes in investor perceptions. The risk of loss if a lower rated bond defaults also may also be greater than for investment grade bonds because lower rated bonds are more likely to be unsecured and may be subordinated to other creditors.

Because the New York and Pennsylvania Funds invest only in bonds of issuers in a single state, these Funds are more susceptible to the risk factors affecting municipal issuers in those states than funds which are more diversified geographically. These Funds are more sensitive to changes in the economic condition and governmental policies of their single states. For example, the economic condition of a single significant industry within one of these states may impact municipal issuers in that state or that state's revenues.

MONEY MARKET FUND

The Money Market Fund invests only in short-term securities issued directly by the U.S. Treasury. The Fund is designed to maintain a stable net asset value, and declare daily dividends. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus
government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

Risk/Return Bar Charts

The bar charts and tables shown below for each of the Funds provide indications of the risks of investing in each Fund. The bar charts shows changes in each Fund's performance for Class A shares for each calendar year over a ten year period, or for a shorter period for those Funds that have been in existence for less than ten years. Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of each Fund's shares for one, five and ten years with those of an appropriate broad-based securities market index. How each Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.

                          Sentinel Common Stock, Fund

Sentinel Common Stock Fund
--------------------------

Annual Returns
----------------------------------------------------------------------------------
1989     1990     1991    1992     1993     1994    1995     1996    1997    1998
----------------------------------------------------------------------------------
27.57   (2.70)   30.39    5.78     9.33    (1.24)   34.39   20.82    27.94   14.00
----------------------------------------------------------------------------------

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Common Stock Fund was 16.53% (quarter ended December, 1998) and the lowest return for a quarter was (11.69%) (quarter ended September, 1998).

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

                            Sentinel Balanced Fund

                             [GRAPH APPEARS HERE]

Sentinel Balanced Fund
----------------------
Annual returns
-------------------------------------------------------------------------
1989   1990   1991   1992   1993   1994   1995   1996   1997   1998
-------------------------------------------------------------------------
19.31  1.91   23.29  6.19   9.63   (3.56) 25.21  12.14  20.55  11.89
-------------------------------------------------------------------------

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Balanced Fund was 9.90% (quarter ended December, 1998) and the lowest return for a quarter was (6.45)% (quarter ended September, 1990).


                             Sentinel Growth Fund

                              [GRAPH APPEARS HERE]

Sentinal Growth Fund
--------------------
  Annual returns
----------------------------------------------------------------------------
1989    1990    1991   1992    1993    1994    1995    1996    1997    1998
----------------------------------------------------------------------------
26.93   0.54    26.18  6.00    3.32    (7.51)  26.02   18.16   32.13   15.72
----------------------------------------------------------------------------



During the 10 year period shown in the above bar chart, the highest return for a quarter for the Growth Fund was 25.18% (quarter ended December, 1998) and the lowest return for a quarter was (14.73)% (quarter ended September, 1990).


                          Sentinel Small Company Fund

                              [GRAPH APPEARS HERE]

Sentinel Small Company Fund
---------------------------
    Annual returns


----------------------------------------------
1994       1995     1996     1997      1998
----------------------------------------------
 0.08      12.48    21.30    21.20     7.17
----------------------------------------------
                                                                               7

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

During the 5 year period shown in the above bar chart, the highest return for a quarter for the Small Company Fund was 18.33% (quarter ended December, 1998) and the lowest return for a quarter was (15.31%) (quarter ended September, 1998).

                              Sentinel World Fund

                              [GRAPH APPEARS HERE]

Sentinel World Fund
-------------------
   Annual returns

------------------------------------
1994    1995   1996   1997   1998
------------------------------------
 1.11   13.97  11.94  14.21   10.31
------------------------------------

During the 5 year period shown in the above bar chart, the highest return for a quarter for the World Fund was 14.10% (quarter ended March, 1998) and the lowest return for a quarter was (14.91)% (quarter ended September, 1998).


                           Sentinel High Yield Fund

                             [GRAPH APPEARS HERE]

Sentinel World Fund
-------------------
Annual Returns
--------------
1998
-----
1.05
-----

During the 1 year period shown in the above bar chart, the highest return for a quarter for the High Yield Fund was 5.08% (quarter ended March, 1998) and the lowest return for a quarter was (6.59)% (quarter ended September, 1998).

                                                                               8

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

                              [GRAPH APPEARS HERE]

Sentinel Bond Fund
------------------
  Annual returns

----------------------------------------------------------------------------
 1989   1990    1991  1992    1993    1994    1995  1996    1997    1998
----------------------------------------------------------------------------
12.53   7.17   17.95  7.74   12.41   (4.94)  19.85  1.87    8.58    7.60
----------------------------------------------------------------------------
During the 10 year period shown in the above bar chart, the highest return for a quarter for the Bond Fund was 7.30% (quarter ended June, 1989) and the lowest return for a quarter was (3.77)% (quarter ended March, 1994).

                              [GRAPH APPEARS HERE]

Sentinel Gov. Sec. Fund
-----------------------
  Annual returns

----------------------------------------------------------------------------
  1989  1990    1991  1992   1993    1994     1995  1996    1997     1998
----------------------------------------------------------------------------
 12.57  9.21   15.51  7.36   9.31   (4.35)   18.98  0.76    9.25     9.11
----------------------------------------------------------------------------
During the 10 year period shown in the above bar chart, the highest return for a quarter for the Government Securities Fund was 5.72% (quarter ended June, 1995) and the lowest return for a quarter was (3.62)% (quarter ended March, 1994).


                              [GRAPH APPEARS HERE]

Sentinel Short Maturity Gov. Fund
---------------------------------
   Annual returns
-------------------------------------
 1996     1997    1998
-------------------------------------
4.59      6.83    6.27
-------------------------------------
For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

During the 3 year period shown in the above bar chart, the highest return for a quarter for the Short Maturity Government Fund was 2.52% (quarter ended June,
1997) and the lowest return for a quarter was (0.01)% (quarter ended March,
1996)


Sentinel US Treasury Money Market Fund
--------------------------------------
        Annual Returns
--------------------------------------
1994    1995    1996    1997    1998
--------------------------------------

--------------------------------------
During the 5 year period shown in the above bar chart, the highest return
for a quarter for the U.S Treasury Money Market Fund was            % (quarter
ended                      ) and the lowest return for a quarter was
% (quarter ended               ).

                         Sentinel Tax-Free Income Fund

Sentinel Tax-Free Income Fund
-----------------------------
         Annual Returns
--------------------------------------------------------------------
1991      1992    1993     1994     1995      1996     1997    1998
--------------------------------------------------------------------
12.13     9.00    12.73    (5.26)   15.25     2.60     9.28    5.83
--------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

During the 8 year period shown in the above bar chart, the highest return for a quarter for the Tax-Free Income Fund was 6.21% (quarter ended September, 1995) and the lowest return for a quarter was (4.92)% (quarter ended March, 1994).

                                                                              10
For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                      1

                                                                      Prospectus

                       Sentinel NY Tax-Free Income Fund

Sentinel NY Tax-Free Income
---------------------------
            Annual returns

-----------------------------------
   1996          1997         1998
-----------------------------------
   2.99          10.44        6.79
-----------------------------------


                              [GRAPH APPEAR HERE]

During the 3 year period shown in the above bar chart, the highest return for a quarter for the New York Tax-Free Income Fund was 4.10% (quarter ended June,
1997) and the lowest return for a quarter was (2.19)% (quarter ended March,
1996).

                          Sentinel PA Tax-Free Trust

Sentinel PA Trust
-----------------
         Annual returns
--------------------------------------------------------------------------------
1989     1990    1991     1992    1993    1994     1995     1996    1997   1998
--------------------------------------------------------------------------------
 8.48     5.92    10.33    9.38    9.66    (4.86)   14.19    3.36    8.57   4.99
--------------------------------------------------------------------------------

                              [GRAPH APPEAR HERE]

During the 10 year period shown in the above bar chart, the highest return for a quarter for the Pennsylvania Tax-Free Trust was 5.66% (quarter ended June, 1989) and the lowest return for a quarter was (4.32)% (quarter ended March, 1994).


Average Annual Total Returns

The charts below show the average annual total returns that were achieved by each class of shares of each Fund for the year ended December 31, 1998, the 5 years ended December 31, 1998, and the 10 years ended December 31, 1998, unless the Fund or class of shares did not exist for a full time period (in that case, average annual total returns since inception are shown). All returns include the effect of sales charges, including contingent deferred sales charges that would apply to a redemption at the end of the period, in the case of the Class B and Class C shares. An appropriate broad-based securities market index is also included for each Fund.

                                                                              11

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

                                   Past      Past    Past 10 Years/
                                 One Year   5 Years  Since Inception
                                 ---------  -------  ---------------
Common Stock Fund Class A            8.30     17.31            15.35
S&P 500 Index                       28.72     24.09            19.22

Common Stock Fund Class B            9.11                      17.82(1)
S&P 500 Index                       28.72                      28.72

Common Stock Fund Class C

Balanced Fund Class A                6.29     11.65            11.72
S&P 500 Index                       28.72     24.09            19.22
Lehman Aggregate Bond Index          8.69      7.27             9.27

Balanced Fund Class B                7.04                      12.60(1)
S&P 500 Index                       28.72                      28.72
Lehman Aggregate Bond Index          8.69                       8.69

Balanced Fund Class C*
Balanced Fund Class D**

Growth Fund Class A                  9.93     14.87            13.43
S&P 500 Index                       28.72     24.09            19.22

Growth Fund Class B*

Small Company Fund Class A           1.81     11.00            11.45(2)
Russell 2000 Index                  (2.24)    11.90            13.24

Small Company Fund Class B           2.22                      11.69(1)
Russell 2000 Index                  (2.24)                     10.79

World Fund Class A                   4.80      9.08            13.13(2)
Morgan Stanley                      20.33      9.50            12.90
International "EAFE" (Europe,
Australia, Far East) Index

World Fund Class B                   5.23                       9.83(1)
Morgan Stanley                      20.33                       9.04
International "EAFE" (Europe,
Australia, Far East) Index

World Fund Class C*

High Yield Bond Fund Class A        (2.99)                      3.76(3)
Lehman High Yield Index              1.87                       5.54

High Yield Bond Fund Class B        (3.24)                      2.11(3)
Lehman High Yield Index              1.87                       5.54

*No information is provided for the Class C shares of the Common Stock, Balanced, World and High Yield Funds and the Class B shares of the Growth Fund because those classes began operations less than one year prior to December 31, 1998.

**No information is provided for the Class D shares of the Balanced Fund because that class began operations on January 4, 1999.

                                                                              12


For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

                                       Past     Past    Past 10 Years/
                                     One Year  5 Years  Since Inception
                                     --------  -------  ---------------
Bond Fund Class A                        3.30     5.41             8.41
Lehman Aggregate Bond Index              8.69     7.27             9.29

Bond Fund Class B                        2.45                     11.69(1)
Lehman Aggregate Bond Index              8.69                      8.69

Government Securities Fund Class A       4.75     5.59             8.11
Lehman Government Bond Index             9.85     7.18             9.17

Short Maturity Government Fund Class A   5.20                      6.34(4)
Lehman 1-3 Yr. Gov't Bond Index          6.96                      6.91

U.S. Treasury Money Market Fund Class A                                (2)
U.S. Treasury Money Market Fund Class B                                (1)

Tax-Free Income Fund Class A             1.60     4.46             7.18(5)
Lehman Municipal Bond Index              6.48     6.22             8.32

New York Fund Class A                    2.52                      6.57(6)
Lehman Municipal Bond Index              6.48                      7.91

Pennsylvania Fund Class A                0.79     4.20             6.45
Lehman Municipal Bond Index              6.48     6.22             8.22


(1) From inception on April 1, 1996.
(2) From inception on March 1, 1993.
(3) From inception on June 23, 1997.
(4) From inception on March 24, 1995.
(5) From inception on October 1 1990.
(6) From inception on March 27, 1995.





                                                                              13

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

Fees and Expenses

These tables describe the fees and expenses that you pay if you buy and hold shares of the Funds:

Shareholder Fees (fees paid directly from your investment):

Class A Shares (available for all Funds):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) --
         Common Stock, Balanced, Growth, Small Company and World
         Funds................................................... 5.00% maximum
         High Yield, Bond, Government Securities, Tax-Free Income,
         New York and Pennsylvania Funds......................... 4.00% maximum
         Short Maturity Government Fund...........................1.00%
         Money Market Fund........................................None
Maximum Deferred Sales Charge (Load)                              None/1/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.......None
Redemption Fees...................................................None/1/
Exchange Fees.....................................................None/2/
------------
  /1/If you redeem by wire transfer, we assess a wire charge of $25.00. In addition, you pay a deferred sales charge of up to 1% on certain redemptions of Class A shares made within two years of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

  /2/If you exchange Class A shares of the Money Market Fund for Class A shares of another Fund, and you did not acquire the Money Market Fund shares in an exchange from another Fund's Class A shares, then you pay a sales charge equal to the sales charge imposed on new purchases of the new Fund.

Class B Shares (available for the Common Stock, Balanced, Growth, Small Company, World, High Yield, Bond and Money Market Funds)

Maximum Sales Charge (Load) Imposed on Purchases.........................  None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the purchase price or net asset value of shares being redeemed) .. . 4.00% maximum/3/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.............  None
 Exchange Fees........................................................... None
------------
/3/ The maximum deferred sales charge imposed on shares redeemed in the first year after purchase. For shares held longer than one year, the deferred sales charge declines.

Class C Shares (available for the Common Stock, Balanced, World and High Yield Funds):

Maximum Sales Charge (Load) Imposed on Purchases.........................  None

 Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the purchase price or net asset value of shares being redeemed) ....  1.00%
 for one year after purchase
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends..............None
 Exchange Fees........................................................... None

Class D Shares (available for the Balanced Fund only)

Maximum Sales Charge (Load) Imposed on
Purchases......................................................... .....  None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the purchase price or net asset value of shares being redeemed) .....6.00% maximum
/4/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends....  None
 Exchange Fees.................................................. None
------------

/4/The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, the deferred sales charge declines.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

CLASS A:
                                          COMMON                                SMALL
                                          STOCK     BALANCED       GROWTH       COMPANY           WORLD
                                          FUND        FUND          FUND         FUND              FUND
                                         -------  -------------  ----------  ------------   ------------------
Management Fees........................    .55%        .61%           .61%          .61%              .61%
Rule 12b-1 Fees (includes service fee
 and distribution fee)(a)..............    .30         .30           0.30           0.30             0.30
Other Expenses:
  Accounting and Administrative
   Costs...............................    .03         .03            .03           0.03              .03
  Other................................    .14         .19           0.35           0.39              .32
Total Other Expenses...................    .17         .22            .38           0.42              .35
                                         ------      ------        -------        -------          -------
Total Fund Operating Expenses..........   1.02%       1.13%          1.29%          1.33%            1.26%
                                         ======      ======        =======        =======          =======

                                         HIGH                              GOVERNMENT     SHORT MATURITY
                                         YIELD         BOND                SECURITIES     GOVERNMENT
                                         FUND          FUND                FUND           FUND
                                         -------       ------------        ----------     ------------
Management Fees........................    0.75%              0.53%             0.53%            0.53%
Rule 12b-1 Fees (includes service fee
 and distribution fee)(a)..............    0.20               0.20              0.20             0.35
Other Expenses:
  Accounting and Administrative
   Costs...............................   0.03               0.03               0.03             0.03
  Other................................   0.30               0.19               0.23             0.21
Total Other Expenses...................   0.33               0.22               0.26             0.24
                                         ------        -----------         ----------     ------------
Total Fund Operating Expenses..........   1.28%              0.95%(a)           0.99%(a)         1.12%(a)
                                         ======        ===========         ==========     ============
                                         MONEY         TAX FREE
                                         MARKET        INCOME         NEW YORK       PENNSYLVANIA
                                         FUND          FUND           FUND           FUND
                                         ---------    ---------    -------------     ------------
Management Fees........................     0.40%          .53%         0.53%            0.55%
Rule 12b-1 Fees (includes service fee
 and distribution fee)(a)..............     None         0.20           0.20             0.20
Other Expenses:
  Accounting and Administrative
   Costs...............................     0.03         0.03           0.03             0.03
  Other................................     0.30         0.16           0.25             0.53
Total Other Expenses...................     0.33         0.19           0.28             0.56
                                         --------
Total Fund Operating Expenses..........     0.73%        0.92%(a)       1.01%(a)         1.31%(a)
                                         ========      ==========  ===============   ==============


                                                                              15

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

CLASS B:                                 COMMON                       SMALL
                                         STOCK         BALANCED       COMPANY     GROWTH
                                         FUND          FUND           FUND        FUND
Management Fees........................   0.55%           .61%            .61%       .61%
Rule 12b-1 Fees (includes service fee
and distribution fee)(a)..............    1.00           1.00            1.00       1.00
Other Expenses:
  Accounting and Administrative
   Costs...............................   0.03           0.03            0.03       0.03
  Other................................   0.23           0.26             .61       0.65
Total Other Expenses...................   0.26           0.29             .64       0.68
                                         ------        -------        -------    -------
Total Fund Operating Expenses..........   1.81%          1.90%           2.25%      2.29%
                                         ======        =======        =======    =======

                                                  HIGH
                                         WORLD    YIELD BOND     BOND        MONEY MARKET
                                         FUND     FUND           FUND        FUND
                                         ------   ---------      ---------   ------------
Management Fees........................    0.61%       0.75%          0.53%          0.40%
Rule 12b-1 Fees (includes service fee
 and distribution fee)(a)..............    1.00         .56           1.00           None
Other Expenses:
  Accounting and Administrative
   Costs...............................    0.03        0.03           0.03           0.03
  Other................................    0.61        0.18           0.28            .35
Total Other Expenses...................    0.64        0.21           .317            .38
                                         ------   ---------        -------        -------
Total Fund Operating Expenses..........    2.25%       1.52%     1.8461%(a)           .78%
                                         ======   =========      =========        =======

CLASS C:

                                         COMMON                              HIGH
                                         STOCK        BALANCED     WORLD     YIELD BOND
                                         FUND         FUND         FUND      FUND
                                         ---------    --------     ------    ------
Management Fees........................     0.55%         .61%       0.61%      0.75%
Rule 12b-1 Fees (includes service fee
 and distribution fee)(a)..............     1.00          1.00       1.00       1.00
Other Expenses:
  Accounting and Administrative
   Costs...............................     0.03          0.03       0.03       0.03
  Other................................     0.34          0.54       0.57       0.28
Total Other Expenses...................     0.37          0.57       0.60       0.31
                                          ------      --------     ------     ------
Total Fund Operating Expenses..........     1.92%         2.18%      2.21%      2.06%
                                          ======      ========     ======     ======

                                                                              16

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

CLASS D:
                                                                 BALANCED
                                                                     FUND
                                                                 --------
Management Fees                                                   0.61  %
Rule 12b-1 Fees (includes service fee & distribution fee)         0.75  %
Other Expenses:
  Accounting and Administrative Costs                             0.03  %
  Other                                                           0.27  %
Total Other Expenses                                              0.30  %
                                                                 -------
Total Fund Operating Expenses                                     1.66  %
                                                                 =======

_____________________________

(a) The above expense ratios do not reflect waivers or reimbursements of expenses by Sentinel Advisors. Currently Sentinel Advisors voluntarily waives or reimburses the expenses of the Funds shown below to the extent necessary to cap expense ratios at the amounts shown. These waivers or reimbursements will continue at least until November 30, 1999.

     Bond Fund Class A shares......................................... 0.  %
     Government Securities Fund Class A shares........................ 0.  %
     Short Maturity Government Fund Class A shares.................... 0.  %
     Tax-Free Income Fund Class A shares.............................. 0.  %
     Pennsylvania Fund Class A shares................................. 0.  %
     New York Fund Class A shares..................................... 0.00%

Because the Bond Fund also has Class B shares, the waiver of advisory fees of the Bond Fund also benefits the Class B shares of the Bond Fund. The Class B shares of the Bond Fund will experience the same reduced effective advisory fee rate as the Class A shares of the Bond Fund. Sentinel Advisors intends to reset these expense caps annually to amounts approximately equal to 90% of the average expense ratios of the Class A shares of the Funds' peer groups (except that in the case of the Short Maturity Government Fund, the expense cap is to be increased by approximately 0.15% to take that Fund's higher Rule 12b-1 fee into account). However, these arrangements may be changed or terminated at any time after November 30, 1999.

                                                                              17

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

Examples:

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in each Fund for the time periods indicated, that you pay the sales charge that applies to a particular class, that the Fund's operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A:                                          1 year           3 years           5 years           10 years
                                                  ------           -------           -------           --------
Common Stock Fund .............................   $  599           $   808           $  1035           $   1685
Balanced Fund .................................      609               841              1091               1806
Growth Fund ...................................      625               889              1172               1979
Small Company Fund ............................      629               900              1192               2021
World Fund ....................................      622               880              1157               1946
High Yield Fund ...............................      525               790              1074               1883
Bond Fund .....................................      493               691               904               1520
Government Securities Fund ....................      497               703               925               1564
Short Maturity Government Fund ................      213               452               711               1450
Money Market Fund .............................       75               233               406                906
Tax-Free Income Fund ..........................      490               682               889               1486
New York Fund .................................      499               709               936               1587
Pennsylvania Fund .............................      528               799              1089               1916

Class B (if you redeem at the end of the period):
                                                  1 year            3 years          5 years           10 years
                                                  ------            -------          -------           --------
Common Stock Fund .............................   $  224            $   599          $  1000           $   1728
Balanced Fund .................................      233                627             1046               1838
Growth Fund ...................................      272                745             1245               2143
Small Company Fund ............................      268                733             1225               2140
World Fund ....................................      268                733             1225               2105
High Yield Fund ...............................      195                510              849               1689
Bond Fund .....................................      227                609             1015               1710
Money Market Fund .............................      120                279              453                939

Class B (if you do not redeem):
                                                  1 year            3 years          5 years           10 years
                                                  ------            -------          -------           --------
Common Stock Fund .............................   $  184            $   569          $   980           $   1728
Balanced Fund .................................      193                597             1026               1838
Growth Fund ...................................      232                715             1225               2143
Small Company Fund ............................      228                703             1205               2140
World Fund ....................................      228                703             1205               2105
High Yield Fund ...............................      155                480              829               1689
Bond Fund .....................................      187                579              995               1710
Money Market Fund .............................       80                249              433                939


Class C: (if you redeem at the end of the period)
                                                     1 year        3 years           5 years           10 years
                                                     ------        -------           -------           --------
Common Stock Fund ...............................    $  205        $   603           $  1037           $   2243
Balanced Fund ...................................       231            682              1169               2513
World Fund ......................................       234            691              1185               2544
High Yield Fund .................................       219            646              1108               2390

Class C (if you do not redeem):
                                                     1 year        3 years           5 years           10 years
                                                     ------        -------           -------           --------
Common Stock Fund.............................       $  195        $   603           $  1037           $   2243
Balanced Fund.................................          221            682              1169               2513
World Fund....................................          224            691              1185               2544
High Yield Fund................................         209            646              1108               2390

Class D: (if you redeem at the end of the period)
                                                     1 year        3 years           5 years           10 years
                                                     ------        -------           -------           --------
Balanced Fund                                        $  229        $   573           $   942           $   1696

Class D: (if you do not redeem)                      1 year        3 years           5 years           10 years
                                                     ------        -------           -------           --------
Balanced Fund                                        $  169        $   523           $   902           $  1696

Details About the Funds' Investment Objectives, Principal Investment Strategies, and Related Risks

Each Fund has distinct investment objectives and policies. Investment objectives are fundamental policies of each Fund that may only be changed by a majority vote of the outstanding shares of that Fund. We cannot guarantee that these objectives will be achieved.

Each Fund's investment objectives and policies are described below. A general discussion of the Funds' investment policies and associated risks follows.

THE COMMON STOCK FUND INVESTS IN COMMON STOCKS OF WELL-ESTABLISHED COMPANIES

 . THE COMMON STOCK FUND seeks a combination of growth of capital, current income, growth of income, and relatively low risk as compared with the stock market as a whole. It seeks this goal by investing mainly in a diverse group of common stocks of well-established companies, most of which pay regular dividends. Sentinel Advisors tries to select stocks of leading companies that are financially strong and are selling at attractive prices in relation to their values. When appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks.

THE BALANCED FUND INVESTS IN A COMBINATION OF STOCKS AND BONDS

 . THE BALANCED FUND seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value. It seeks this goal by investing in common stocks similar to those in the Common Stock Fund and in investment grade bonds similar to those in the Bond Fund, with at least 25% of its assets in bonds. When determining this percentage, convertible bonds and/or preferred stocks are considered common stocks, unless these securities are held primarily for income. Sentinel Advisors will divide the Fund's assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential.

THE GROWTH FUND INVESTS IN STOCKS OF GROWING COMPANIES

 . THE GROWTH FUND seeks growth of capital by focusing its investments on common stocks of relatively well-established growing companies. Sentinel Advisors tries to invest in companies with favorable growth potential with attractive pricing in relation to this growth potential, and experienced and capable managements. In recent years the Fund has had an average market capitalization in the mid-cap range. Income is not a factor in selecting investments.

Sentinel Advisors emphasizes stocks it believes to have superior potential for growth, rather than wide diversification. The Fund may invest up to 25% of its assets in stocks of companies within a single industry. The Fund is actively managed. It is possible that the Fund's turnover rate may exceed 100% annually. High turnover would cause the Fund to incur higher trading costs, including more brokerage commissions. It may also cause the Fund to recognize capital gains and capital losses for tax purposes earlier than it would if its turnover rate was lower.

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THE SMALL COMPANY FUND INVESTS IN STOCKS OF SMALL AND MEDIUM-SIZED COMPANIES.

 . THE SMALL COMPANY FUND seeks growth of capital, by investing mainly in common stocks of small and medium-sized companies that Sentinel Advisors believes have attractive growth potential and are attractively valued. Income is not a factor in selecting stocks. The Fund invests at least 65% of its assets in stocks of companies with market capitalizations of less than $2 billion, and the median market capitalization of the Fund's holdings is less than $1 billion. Market capitalization is the total value of all the outstanding shares of common stock of a company. Up to 25% of the Fund's assets may be invested in securities within a single industry.

The Small Company Fund's policy is to avoid short-term trading. However, the Fund may sell a security without regard to its holding period if Sentinel Advisors believes it is in the Fund's best interest to do so. The Fund's turnover rate is not expected to exceed 100% annually. The Fund is intended for long-term investors willing to accept more risk in order to seek above-average gains.

THE WORLD FUND INVESTS IN STOCKS OF NON-U. S. COMPANIES.

 . THE WORLD FUND seeks growth of capital, by investing mainly in common stocks of established non-U.S. companies, or in U.S. companies that conduct their business mainly outside the United States. INVESCO Capital Management, Inc. manages the World Fund under a sub-advisory arrangement. The World Fund will normally spread its assets over many different countries, and will normally not concentrate its investments in any one country. The Fund generally will not invest more than 25% of its assets in any one country, but the Fund may invest up to 40% of its assets in any one country if INVESCO feels that economic and business conditions make it appropriate to do so.

The Fund focuses its investments on developed foreign countries, but may invest up to 5% of its assets in emerging markets. It normally will have substantial investments in European countries. See page ___ below for a discussion of the European Economic and Monetary Union.

Normally, at least 75% of the Fund's total assets are invested in securities of non-U.S. issuers selected by INVESCO mainly for their long-term capital growth prospects. The remaining 25% may be invested in companies organized in the United States that have at least 50% of their assets and/or revenues outside the United States. The Fund also may also invest in convertible or debt securities rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's.

The majority of the Fund's trading of stocks will occur on established stock exchanges or in the over-the-counter markets in the countries in which investments are being made. The Fund also expects to purchase American Depositary Receipts, and European Depositary Receipts in bearer form, which are designed for use in European securities markets. ADRs are traded on U.S. exchanges or in the U.S. over-the-counter markets, and represent foreign stocks. To expedite settlement of portfolio transactions and minimize currency value fluctuations, the Fund may purchase foreign currencies and/or engage in forward foreign currency

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transactions. Normally, however, the Fund does not hedge its foreign currency exposure.

You should note that investing in foreign stocks involves some risks which normally are not associated with investing in U.S. securities, including those
described on page       below.

THE HIGH YIELD FUND INVESTS IN LOWER RATED CORPORATE BONDS

 . THE HIGH YIELD FUND seeks high current income and total return by investing mainly in lower rated corporate bonds, sometimes called "junk bonds". The High Yield Fund is managed by a sub-advisor, Evergreen Investment Management Company. The High Yield Fund will normally invests at least 80% of its total assets in lower rated bonds. These bonds, because of the greater possibility that the issuers will default, are not investment grade - that is, they are rated below BBB by Standard & Poor's or below Baa by Moody's, or are unrated but considered by Evergreen to be of comparable credit quality). The High Yield Fund may invest in debt securities of any maturity. No more than 25% of the High Yield Fund's assets are will be invested in a single industry and no more than 5% of its assets in a single issuer. Lower rated debt securities and their associated risks are described in more detail and the risks inherent in investing in them
are discussed on pages         below.

The High Yield Fund also may also invest up to 20% of its total assets in common stocks, usually as a result of warrants associated with its bond holdings, but also, under certain circumstances, to seek capital appreciation. The Fund also may also invest in bonds convertible into common stock. If the Fund receives common stock in exchange for defaulted bonds in a corporate reorganization, the Fund will treat this common stock as a new investment. If this new investment would not be permitted under this restriction, then common stock in an amount at least equal to the amount of the new investment will be promptly sold.

The High Yield Fund, when aggregated with the holdings of other mutual funds advised by Evergreen, will not own more than 20% of the outstanding debt securities of any issuer.

The High Yield Fund may invest up to 15% of its net assets in illiquid securities. The Fund will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may cause the net asset value of the Fund to go down.

The High Yield Fund may invest in corporate loans made by banks or other financial institutions. The Fund may not be readily able to resell some of these corporate loans and they may be subject to restrictions on resale. If so, they would be subject to the Fund's limitation on illiquid securities. The value of a corporate loan will depend mainly on the borrower's ability to repay its debts. The High Yield Fund will invest in a corporate loan only if, in Evergreen's judgment, the borrower is capable of repaying the loan. However, Evergreen does not have any set minimum credit rating criteria regarding these borrowers. Evergreen will monitor the creditworthiness of the borrowers of corporate loans in which the High Yield Fund invests, but there can be no assurance that Evergreen will recognize factors that might ultimately impair the value of a corporate loan in time to protect the High Yield Fund from loss.

The High Yield Fund may invest up to 25% of net assets in the securities of foreign issuers, if they are denominated in U.S. dollars and are purchased and held by the High Yield Fund in the United States. You should note that investing in foreign securities involves certain special risk considerations which normally are not associated with investing in U.S. securities, including those
described on page       below.

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The High Yield Fund does not expect to invest in futures and options, or other derivatives contracts during the coming year. However, if derivative securities are developed which permit effective hedging of a lower quality bond portfolio, the High Yield Fund may, for hedging purposes only, buy or sell derivative securities contracts. The total market value of any of these derivatives contracts at the time a position is taken will not exceed 5% of the High Yield Fund's net assets.

THE BOND FUND INVESTS IN INVESTMENT GRADE BONDS

 . THE BOND FUND seeks high current income while seeking to control risk by investing mainly in investment grade bonds. The Fund will invest exclusively in fixed-income securities. At least 80% of the Fund's assets, will normally be invested in the following types of bonds:

  1. Corporate bonds which at the time of purchase are rated within the four highest rating categories of Moody's, Standard & Poor's or any other nationally recognized statistical rating organization;

  2. Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including the mortgage-backed securities described in
     the section on the Government Securities Fund on page      below ;

  3. Debt securities (payable in U.S. dollars) issued or guaranteed by Canadian governmental entities; and

  4. Debt obligations of domestic banks or bank holding companies, even though not rated by Moody's or Standard & Poor's, that Sentinel Advisors believes have investment qualities comparable to investment grade corporate securities.

The remainder of the Fund's assets may be invested in other fixed income securities, such as straight or convertible debt securities and straight or convertible preferred stocks.

The Fund will invest no more than 20% of its total assets in lower quality bonds. These bonds are described in more detail in the discussion of the High Yield Fund. The risks inherent in these lower rated bonds are discussed on pages below.

The Bond Fund may not invest more than 25% of its total assets in any one industry, except for U.S. Government Securities. In applying this limitation, Sentinel Advisors classifies utility companies according to their services, and financial services companies according to the end users of their services. For example, natural gas, electric, and telephone will each be considered a separate industry, as will auto finance, bank finance, and diversified finance.

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at 1-800-282-FUND (3863)                                                       1
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

THE GOVERNMENT SECURITIES FUND INVESTS IN U.S. GOVERNMENT BONDS

 . THE GOVERNMENT SECURITIES FUND seeks high current income while seeking to control risk by investing mainly in U.S. government bonds. These bonds include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government, and obligations of U.S. government agencies and instrumentalities.

The Fund is not required to invest set amounts in any of the various types of U.S. government securities. Sentinel Advisors will choose the types of U.S. government securities that it believes will provide the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Fund may make unlimited investments in mortgaged-backed U.S. government securities, including pass-through certificates guaranteed by the Government National Mortgage Association. Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of fixed monthly installments of principal and interest. Timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. government. The Fund may invest in mortgage-backed securities guaranteed by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.

While the maximum life of a mortgage-backed security is typically 30 years, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, or foreclosed. Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled repayments of principal and payments of interest.

If prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages. Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to other bonds of similar maturities.

The Fund may engage in the "dollar roll" transactions described on page        .

The Fund also may use repurchase agreements as a means of making short-term investments. It will invest only in repurchase agreements with durations of seven days or less, only where the collateral securities are U.S. government securities, and only in aggregate amounts of not more than 25% of the Fund's net assets. The

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

Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

In addition, the Fund may invest up to 20% of its net assets in high quality money market instruments which are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. These include bank money market instruments, commercial paper or other short-term corporate obligations listed in the highest rating categories by nationally recognized statistical rating organizations. These money market instruments may be used as a means of making short-term investments.

THE SHORT MATURITY GOVERNMENT FUND INVESTS IN U. S. GOVERNMENT BONDS WITH LIMITED MATURITIES

 . THE SHORT MATURITY GOVERNMENT FUND seeks high current income and limited fluctuations in principal value by investing mainly in U.S. government bonds that have average maturities from two to five years. This Fund invests at least 65% of its assets in U.S. Government Securities with average maturities of from two to five years. The remainder of the Fund's assets may be invested in U.S. government securities with other maturities. The U.S. government securities in which the Fund will invests include the same types of securities in which the Government Securities Fund will invest.

The Fund is not required to invest set amounts in any types of U.S. government securities. Sentinel Advisors chooses the types of U.S. government securities that it believes will provide the best return with the least risk in light of its analysis of current conditions and its outlook for interest rates and the economy. Like the Government Securities Fund, the Short maturity Government Fund may make unlimited investments in mortgaged-backed U.S. government securities.

The Fund may engage in the "dollar roll" transactions described on page        .

In addition, like the Government Securities Fund, the Short Maturity Government Fund may invest up to 20% of its net assets in high quality money market instruments which are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also use repurchase agreements as a means of making short-term investments, in the same way as described for the Government Securities Fund above.

The Fund is not guaranteed or insured by the U.S. Government, and the value of the Fund's shares will fluctuate.

THE MONEY MARKET FUND INVESTS SOLELY IN SHORT-TERM U. S. TREASURY SECURITIES

 . THE MONEY MARKET FUND seeks as high a level of current income as is consistent with stable principal values, by investing solely in short-term direct obligations of the U.S. Treasury. These obligations include U. S. Treasury bills, notes and bonds with remaining maturities of 397 days or less. The Fund may earn less income than funds owning longer term securities or lower quality securities that have less liquidity, greater market risk and greater market value fluctuations.

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The Fund seeks to maintain a net asset value of $1.00 per share, by using the amortized cost method of valuing its securities. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less.

In many states, the Fund's income dividends may be exempt from state and local income taxes, but subject to federal income taxes. For more information on state and local tax exemption, see "Taxes" herein.

THE TAX FREE INCOME FUND INVESTS IN INVESTMENT GRADE MUNICIPAL BONDS

 . THE TAX-FREE INCOME FUND seeks high current income exempt from federal income taxes while seeking to control risk, by investing mainly in investment grade municipal bonds. The interest earned from these municipal bonds, in the opinion of the issuer's bond counsel, are exempt from federal income tax. These investments may include municipal bonds issued by states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities. The Fund seeks to spread its holdings out broadly among municipal bonds of different states and regions, and among different types of issuing authorities.

Normally at least 80% of the total assets of the Tax-Free Income Fund will be invested in municipal bonds rated within the four highest rating categories of either Moody's or Standard & Poor's. The Fund also may invest in unrated municipal bonds if Sentinel Advisors believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. Although this is not a fundamental policy, no more than 5% of the Fund's total assets may be invested in lower rated municipal bonds.

THE NEW YORK FUND INVESTS IN INVESTMENT GRADE MUNICIPAL BONDS OF NEW YORK
ISSUERS

 . THE NEW YORK FUND seeks high current interest income exempt from federal and New York State and City personal income taxes, while seeking to control risk, by investing in investment grade municipal bonds of New York issuers. The interest on these municipal bonds will be, in the opinion of the issuer's bond counsel, exempt from federal income tax and New York State and City personal income tax. Normally these bonds will have remaining maturities of more than one year at the time of investment.

The Fund may, however, invest up to 20% of its net assets in short-term New York municipal bonds. Normally, at least 80% of the total assets of the New York Fund will be invested in municipal bonds rated within the four highest rating categories of either Moody's or Standard & Poor's. The New York Fund also may invest in unrated municipal bonds if Sentinel Advisors believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. Although this is not a fundamental policy, no more than 5% of the New York Fund's total assets may be invested in lower rated New York municipal bonds.

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at 1-800-282-FUND (3863)                                                       1
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

THE PENNSYLVANIA FUND INVESTS IN INVESTMENT GRADE MUNICIPAL BONDS OF PENNSYLVANIA ISSUERS

 . THE PENNSYLVANIA FUND seeks high current interest income exempt from federal and Pennsylvania personal income taxes, while seeking to control risk, by investing in investment grade municipal bonds of Pennsylvania issuers. The interest on these municipal bonds is, in the opinion of the issuer's bond counsel, exempt from federal income tax and Pennsylvania personal income tax.

The Pennsylvania Fund normally will invest substantially all of its net assets in Pennsylvania municipal bonds with maturities of more than one year. The Fund may, however, invest up to 20% of its net assets in short-term Pennsylvania municipal bonds. All of the Pennsylvania municipal bonds in which the Pennsylvania Fund invests will be rated in the top four rating categories by Moody's or Standard & Poor's or, if unrated, will have equivalent investment characteristics, as determined by Sentinel Advisors.

At least 75% of the Pennsylvania Fund's assets will always be invested in municipal obligations rated "A" or higher by Moody's or by Standard & Poor's or if not rated, bonds that, in the opinion of Sentinel Advisors, have equivalent investment characteristics, or highly rated municipal notes or tax-exempt commercial paper. The Pennsylvania Fund cannot invest in "junk" municipal obligations.

GENERAL INFORMATION RELEVANT TO THE INVESTMENT PRACTICES OF THE FUNDS, AND ASSOCIATED RISKS

We cannot guarantee that any Fund's investment objective will be achieved.

Information Relevant to the Equity Funds

RISKS YOU FACE BY INVESTING IN THE EQUITY FUNDS

Stock Market and Selection Risk. The Common Stock, Balanced, Growth, Small Company and World Funds are subject to stock market and selection risk. Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Sentinel Advisors or INVESCO select will under perform that stock market or other funds with similar investment objectives and investment strategies.

Risks of Stocks of Smaller Companies. The stocks of small and medium-sized companies typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

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

Risks of Investing in Foreign Securities.

  The Common Stock, Balanced, Growth, Small Company, High Yield and Bond Funds may invest in securities of foreign issuers, although only where they are trading in the United States (or in the case of the High Yield and Bond Funds, on the Eurodollar market), and only where trading is denominated in U.S. dollars. The World Fund invests in securities traded in foreign markets and denominated in foreign currencies.

RISKS APPLICABLE MOST DIRECTLY TO THE WORLD FUND

Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Funds, most particularly the World Fund, had to sell securities to meet unanticipated cash requirements, it may be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes, difficulty enforcing judgments against foreign issuers, withholding taxes imposed by foreign governments on dividend or interest payments, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

European Economic and Monetary Union ("EMU"). Certain European countries have agreed to enter the EMU in an effort to, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these countries. Among other things, EMU establishes a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) will be redenominated in the euro and, thereafter, will be listed, trade, and make dividend and other payments only in euros. Although EMU is generally expected to have a beneficial effect, it could negatively affect the World Fund in a number of situations, including as follows:

 .    If the euro, or EMU as a whole, does not take effect as planned, the World
     Fund's investments could be adversely affected. For example, sharp currency fluctuations, exchange rate volatility and other disruptions of the markets could occur.

 .    Withdrawal from EMU by a participating country could also have a negative effect on the World Fund's investments, for example, if securities redenominated in euros are transferred back into that country's national currency.

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 .    Computer, accounting and trading systems must be capable of recognizing the euro as a distinct currency. Like other investment companies and business organizations, the World Fund could be adversely affected if the systems used by Sentinel Advisors, INVESCO, the Fund's other service providers, or entities with which the Fund or its service providers do business have not properly addressed this issue. These issues may negatively affect the operations of the companies the Funds invest in as well.

Risks of Holding Fund Assets Outside the United States. The World Fund generally holds its foreign securities outside the United States in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the World Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the World Fund can earn on its investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the World Fund to carry out transactions.

Emerging Markets Risk. The World Fund may invest up to 5% of its assets in emerging markets. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affects returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, investments in them may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment values used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are

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

hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Information Relevant to the Fixed-Income Funds

The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations (a measure of a bond's sensitivity to changes in interest rates) generally have higher yields and are subject to greater price fluctuation due to interest rate changes than bonds with shorter maturities or shorter effective durations.

The Bond, New York and Tax-Free Income Funds, and the bond portion of the Balanced Fund, may invest without limitation in bonds in the fourth highest rating category of Moody's and Standard & Poor's. The Pennsylvania Fund may invest up to 25% of its assets in these bonds. While considered "investment-grade", these bonds may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories. If a bond is downgraded below investment-grade, Sentinel Advisors will determine whether selling it is in the shareholders' best interest. To arrive at this decision, Sentinel Advisors will consider, among other things, the market price, credit risk, and general market conditions.

LOWER QUALITY BONDS ARE MORE RISKY THAN HIGHLY RATED BONDS

Risks of Lower Quality Bonds. The High Yield Fund may invest without limitation, and the Bond Fund and the bond portion of the Balanced Fund may invest up to 20% of total assets in lower rated bonds. The Tax-Free Income and New York Funds may invest up to 5% of total assets in lower quality bonds. Because of the increased risk of default, these bonds generally have higher nominal or effective interest rates than higher quality bonds. The Funds may purchase bonds in the lowest rating categories (D for S&P and C for Moody's) and comparable unrated securities. However, the Funds will only purchase securities rated lower than B- by S&P or B3 or lower by Moody's if Sentinel Advisors or Evergreen believes the quality of the bonds is higher than indicated by the rating.

Lower quality bonds may pay interest at fixed, floating or adjustable rates. The value of floating or adjustable rate bonds is less likely to be adversely affected by interest rate changes than fixed rate bonds. However, if interest rates fall, the Funds may earn less income if they hold floating or adjustable rate bonds.

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Lower rated bonds are more speculative and likely to default than higher quality bonds. Lower rated bond values also tend to fluctuate more widely in value for several reasons. An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments. These bonds may not be traded as actively. Their prices may respond more adversely to negative publicity and investor perceptions. If trading in lower rated bonds becomes less active, the Funds may have more difficulty in valuing these bonds. Success in investing in junk bonds depends heavily on Sentinel Advisors' or Evergreen's credit analysis. Lower rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers. The risk of loss due to default by the issuer of a lower quality bond may be significantly greater than the risk for higher rated bonds because lower quality bonds are more likely to be unsecured and may be subordinated to other creditors. If a bond defaults, the Funds may incur additional expenses in seeking a recovery or participating in a restructuring. Lower quality bonds also may have call features that permit the issuer to repurchase the securities from the Funds before their maturity. If a call is exercised during a period of declining interest rates, the affected Fund would probably have to replace the called bonds with lower yielding bonds, and the Fund's investment income would go down.

Zero Coupon and Similar Bonds. The High Yield and Bond Funds, and the bond portion of the Balanced Fund, also may invest in bonds that do not pay interest, but instead are issued at a significant discount to their maturity values (referred to as zero coupon securities), that pay interest in additional securities instead of cash (referred to as pay-in-kind securities) or that pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Even though the Funds may not get cash interest payments on these bonds, under existing tax law the Funds nevertheless must accrue and distribute the income deemed to be earned on a current basis. This may cause a Fund to have to sell other investments to raise the cash needed to make income distributions.

Restricted Bonds. The High Yield and Bond Funds and the bond portion of the Balanced Fund may purchase certain restricted bonds, often called Rule 144A bonds, for which trading is limited to qualified institutional buyers. Sentinel Advisors or Evergreen may determine that Rule 144A bonds are liquid securities under guidelines approved by the Funds' Board of Directors, and these Rule 144A bonds will not be subject to the High Yield Fund's limitation on illiquid securities, or the prohibition on illiquid securities for the Bond Fund and bond portion of the Balanced Fund. These liquid Rule 144A Securities may become illiquid if qualified institutional buyers are unavailable.

Portfolio Turnover. In the fiscal year ended November 30, 1998, the fixed income Funds shown below had the following rates of portfolio turnover:

     Government Securities Fund  .........................    355%
     Bond Fund ...........................................    147%
     High Yield Fund......................................    139%
     Short Maturity Government Fund ......................    229%

     These

                                                                              29

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

Funds are actively managed, and their portfolios are constantly monitored and adjusted to try to increase income, protect the income stream or improve the quality of the holdings. This investment policy results in higher portfolio turnover, but this need not adversely affect performance, because these Funds generally do not pay commissions. They deal directly with dealers acting as principals when buying or selling. The trading price may include a profit to the dealer, but the Funds will only make these trades when Sentinel Advisors or Evergreen believes it will help the Funds to achieve their investment objectives. This higher portfolio turnover may cause the Funds to recognize capital gains or capital losses for tax purposes earlier than they otherwise would.

Dollar Rolls. The Bond, Government Securities, Short Maturity Government and Balanced Funds may also enter into "dollar rolls". In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), and interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high grade money market instruments. The Funds may only invest in covered rolls. The use of dollar rolls tends to increase the portfolio turnover of the Funds, and increases portfolio income without increasing the risk levels of the Funds.

Information Relevant to the Tax-Exempt Funds

Alternative Minimum Tax. Interest income on certain "private activity" bonds is a preference item for shareholders subject to the alternative minimum tax. Municipal bonds whose interest is a preference item for alternative minimum tax purposes will comprise less than 20% of each of the Tax-Free Income and New York Funds' total assets.

Possible Taxability of Temporary Defensive Investments. If Sentinel Advisors anticipates a rise in interest rates, the Tax-Free Income, New York and Pennsylvania Funds may invest temporarily in short-term debt obligations, including taxable investments, to help protect shareholder capital. These investments may include notes of municipal issuers, U.S. government securities, and money market instruments. Under these conditions, the Pennsylvania Fund will limit its investments in securities other than Pennsylvania municipal bonds to 20% of its assets, and will invest in non-governmental issuers only where the bonds are rated in one of the two highest categories of either Standard & Poor's or Moody's.

The interest on municipal bonds issued by states other than your state of residence is exempt only from federal income tax. Interest on certain types of U.S.

                                                                              30

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus
government securities is exempt only from state personal income tax. Interest on money market instruments is generally fully subject to both federal and any applicable state income taxes.

Use of Financial Futures Contracts and Related Options. The New York, Pennsylvania and Tax-Free Income Funds may purchase and sell certain exchange-traded financial futures contracts and related options, only to hedge against adverse changes in interest rates, to protect against declines in the value of municipal bonds held by the Funds, or to hedge against increases in the cost of municipal bonds to be purchased for the Funds in the future.

None of the New York, Pennsylvania or Tax-Free Income Funds will purchase and sell financial futures contracts or related options if, immediately after purchase, the sum of the initial margin on existing futures positions plus the premiums paid for outstanding options exceeds 5% of the Fund's total assets.

Risks Associated with Options and Futures Transactions. Options and futures transactions involve certain risks. However, Sentinel Advisors believes that since the New York, Pennsylvania and Tax-Free Income Funds would use these investments for hedging purposes only, their use would not subject these Funds to the risks frequently associated with the speculative use of options and futures. However, there are certain risks related to futures transactions used for hedging purposes that you should understand. One is that the hedge would be ineffective if Sentinel Advisors' forecasts of interest rates prove to be incorrect. Another is that the secondary market for a financial futures contract may become illiquid. This may happen, for example, if the particular market exceeds its daily price fluctuation limit. If this happens, the Funds may not be able to close out futures positions. The change in the market value of a Fund's municipal bonds also may not be perfectly correlated with the prices paid for futures contracts, which may cause the hedge to be ineffective. From their inceptions through March 29, 1999, none of the New York, Pennsylvania or Tax-Free Income Funds engaged in any hedging transactions involving financial futures and related options.

Information relevant to the New York and Pennsylvania Funds

Since each of the New York and Pennsylvania Funds concentrates in state municipal bonds, these Funds are more susceptible to factors adversely affecting New York or Pennsylvania governmental entities than a municipal bond fund that is diversified nationally. Each of these Funds' net asset value is particularly sensitive to changes in the economic condition and governmental policies of the state in which it invests. For example, if the economic condition of a single significant industry within New York or Pennsylvania deteriorates, specific governmental issuers within the state or the anticipated revenues to the state may be weakened, and the net asset value of the Fund's shares may fall as a result. Adverse changes in employment rates, federal revenue sharing or laws on tax-exempt financing may also cause the value of the Funds' shares to fall.

                                                                              31

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

Sentinel Advisors does not believe that the current economic conditions in New York State, New York City or Pennsylvania will have a significant adverse effect on the Funds' ability to invest in high quality New York or Pennsylvania municipal bonds. Since these Funds focus on investment grade bonds, the Funds expect to be less subject to market and credit risks than a fund that invests mainly in lower quality New York or Pennsylvania municipal bonds.

Information Relevant to All Funds

PERIODICALLY THE FUNDS MAY BE LESS THAN FULLY INVESTED

Temporary Defensive Positions. Each of the Funds, other than the U.S. Treasury Money Market Fund, the Government Securities Fund and the Short Maturity Government Fund, may be less than fully invested in securities called for by its principal investment strategies at any time. If the investment advisor feels that it is necessary under adverse market conditions to take a temporary defensive position, these funds may depart significantly or completely from their principal investment strategies. If the investment advisor's judgment in taking a temporary defensive position proves to be incorrect, the Funds may not achieve their investment objective.

Repurchase Agreements. All of the Funds, except the Money Market Fund, may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price. If the counterparty defaults on its repurchase obligation, the Fund would have the bonds and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the bonds turns out to be less than the repurchase price stated in the agreement.
If the counterparty becomes insolvent or goes bankrupt, a Fund may be delayed in being able to sell bonds that were subject to the repurchase agreement. For more information about repurchase agreements, please refer to the Statement of Additional Information.

                                                                              32

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

Purchase Options

The Balanced Fund offers Class A, Class B, Class C and Class D shares. The Common Stock, World and High Yield Funds offer Class A, Class B and Class C shares. The Growth, Small Company and Bond Funds offer Class A shares and Class B shares. The Government Securities, Tax-Free Income, New York and Pennsylvania Funds offer only Class A shares.

This prospectus frequently uses the term CDSC, which stands for Contingent Deferred Sales Charge. This type of charge is assessed when you redeem shares
subject to a CDSC, if none of the waivers listed on page     apply.  If you do
not redeem shares during the time periods in which an investment is subject to a CDSC, you will not pay this charge.

You can compare the differences among the four classes of shares using the table below.

--------------------------------------------------------------------------------
                                        TOTAL 12B-1 FEE,
CLASS  SALES CHARGE    SERVICE FEE   INCLUDING SERVICE FEE  CONVERSION FEATURE
-----  ------------    -----------   ---------------------  ------------------
--------------------------------------------------------------------------------
A      Maximum 5.00%   Maximum of    Maximum of 0.30%        No
       initial sales    0.20%
       charge

--------------------------------------------------------------------------------
B      CDSC of up to    0.25%        1.00%                   Class B Shares
       4.00% for a                                           convert to Class
       maximum of                                            A Shares
       six years                                             automatically
                                                             after the
                                                             applicable CDSC
                                                             period

--------------------------------------------------------------------------------


C      CDSC of 1.00%    0.25%        1.00%                   No
       for the first
       year only

--------------------------------------------------------------------------------

D      CDSC of up to    None         0.75%                   Class D Shares
                                                             convert to
       6% for seven                                          Class A Shares
                                                             automatically
       years                                                 at the end of the
                                                             tenth year
--------------------------------------------------------------------------------

The Short Maturity Government Fund currently only offers Class A Shares as described below.

                                                                              33

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

--------------------------------------------------------------------------------
                                       TOTAL 12B-1 FEE,
CLASS   SALES CHARGE    SERVICE FEE   INCLUDING SERVICE FEE  CONVERSION FEATURE
-----   ------------    -----------   ---------------------  ------------------
A       Maximum 1.00%   Maximum of    Maximum of 0.35%       None
        initial sales   0.25%
        charge
--------------------------------------------------------------------------------

The Money Market Fund offers Class A and Class B Shares. Initial purchases of Class A Shares of the Money Market Fund are not subject to any initial sales charge, CDSC or Rule 12b-1 fees. Class B shares of the Money Market Fund are not offered for direct purchase, except where the investment is to be exchanged into Class B shares of other Funds within 90 days, or in dollar-cost averaging programs into Class B shares of other Funds where you invest a minimum of $10,000, each dollar-cost averaging transaction is at least $1,000, and the program is completed within 24 months. They may also be acquired in exchange for the Class B shares of another Fund.

More detailed information about each class of shares is included in the descriptions of each class below.

If you who hold your shares for an extended period of time, you may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.

THINGS TO THINK ABOUT IN CHOOSING WHICH SHARE CLASS TO BUY

The Funds' purchase options are designed to enable you to choose the method of purchasing Fund shares that is most beneficial to you. Factors you should consider include:

-    the amount of the investment,
-    the intended length of the investment,
-    the type of Fund you want,
- whether you are eligible for a waiver or reduction of an initial sales charge or CDSC, and
-    whether you intend to utilize the exchange privilege.

Class A shares have the advantage of lower ongoing distribution expenses. The disadvantage of the Class A shares is that you pay an initial sales charge. If in your circumstances the lower ongoing expenses outweigh the impact of the initial sales charge, Class A shares may be appropriate for you.

Class B shares have the advantage that you pay no initial sales charge. The disadvantages are that you pay higher ongoing distribution fees for a fixed period of time, and during this time you may pay a CDSC if you redeem. Class B shares ultimately convert to Class A shares, so long term investors eventually also obtain the benefit of the Class A shares' lower ongoing expenses. Class B shares are

                                                                              34

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus
appropriate for those for whom the benefit of avoiding an initial sales charge outweighs the higher ongoing expenses and possible CDSCs incurred prior to the conversion to Class A shares.

Class C shares have the advantages of no initial sales charge and a relatively small CDSC that applies only in the first year. You pay higher ongoing distribution fees for the entire period of your investment, however. This class may be appropriate for you if the benefits of avoiding both an initial sales charge and a significant CSDC outweigh the continuing higher distribution fees. Over long periods, however, the other share classes may outperform Class C shares.

The Class D shares, available for the Balanced Fund only, are similar to the Class B shares, except that you are subject to a higher CDSC, that applies for seven years instead of six, and conversion to Class A shares does not occur until the tenth year. The benefit to you is that the ongoing distribution fees are lower than for Class B shares. Class D shares may appeal to Balanced Fund investors who want to avoid paying an initial sales charge, are willing to pay ongoing distribution fees higher than those on Class A shares until they convert, but want to benefit from lower ongoing distribution fees than those on Class B or C shares.

There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares or Class C shares accepted is $1,000,000. The maximum purchase of Class D shares of the Balanced Fund is $250,000.

You should also consider that exchange privileges into other Funds are more limited for classes other than Class A shares. Class B shares may only be exchanged among the other funds offering Class B shares - the Common Stock, Balanced, Growth, Small Company, World, Bond, High Yield and Money Market Funds. For Class C shareholders, only the Class C shares of the Common Stock, Balanced, World and High Yield Funds, and the Class A shares of the Money Market Fund, are available for exchanges. In the case of the Class D shares of the Balanced Fund, the only possible exchange is into the Class A shares of the Money Market Fund, and back into the Class D shares of the Balanced Fund.

CLASS A SHARES

Sales Charges

CLASS A SHARES ARE GENERALLY SUBJECT TO A FRONT-END SALES CHARGE

For all purchases of Class A shares, you pay the public offering price, which includes the front-end sales charge, next computed after we receive your order. The sales charge ranges from 5.0% of the offering price (5.3% of the net amount invested) to zero. Your sales charge will depend on the size of your purchase.

  These are the sales charges for the Common Stock, Balanced, Growth, Small Company and World Funds:

                                                                              35

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

                                    SALES CHARGE AS       SALES CHARGE AS
NET                                 A PERCENTAGE OF       PERCENTAGE OF        DEALER
---                                 ------------ --       ---------- --        ------
SALE SIZE                           OFFERING PRICE        AMOUNT INVESTED      REALLOWANCE
---- ----                           -------- -----        ------ --------      -----------

$0 to $99,999                       5.00%                     5.26%               4.50%

$100,000 to $249,999                4.00%                     4.17%               3.75%

$250,000 to $499,999                2.50%                     2.56%               2.25%

$500,000 to $999,999                2.00%                     2.04%               1.75%

$1,000,000 or more                   -0-                       -0-                 -0-

These are the sales charges for the High Yield, Bond, Government Securities, Tax-Free Income, New York and Pennsylvania Funds:

                                   SALES CHARGE AS   SALES CHARGE AS A
                                   ----- ------ --   ----- ------ -- -
NET                                A PERCENTAGE OF   PERCENTAGE OF         DEALER
---                                - ---------- --   ---------- --         ------
SALE SIZE                          OFFERING PRICE    AMOUNT INVESTED       REALLOWANCE
---- ----                          -------- -----    ------ --------       -----------
$0 to $99,999                      4.00%                 4.17%                4.00%

$100,000 to $249,999               3.50%                 3.63%                3.25%

$250,000 to $499,999               2.50%                 2.56%                2.25%

$500,000 to $999,999               2.00%                 2.04%                1.75%

$1,000,000 or more                  -0-                   -0-                  -0-

For the Short Maturity Government Fund, the sales charge for sales of up to $999,999 is 1.00% of the offering price (1.01% of the net amount invested), with a dealer reallowance of 0.75% of the offering price. For sales of $1,000,000 and over, there is no initial sales charge. There is no sales charge on purchases of shares of the Money Market Fund.

In cases in which there is no sales charge because your purchase was $1,000,000 or more, the Funds' distributor, Sentinel Financial Services Company, will pay dealers compensation of 1.00% for sales of up to $14,999,999 (for the Common Stock, Balanced, Growth and Small Company Funds) and for sales of up to $4,999,999 for sales of the other Funds. In these cases, if you redeem the shares in the first one year after the purchase, a 1.0% CDSC will be imposed, and if you redeem in the second year, a 0.5% CDSC will be imposed. For sales in excess of these amounts, Sentinel Financial will individually negotiate dealer compensation and CDSCs. After the second year, there will be no CDSC. Any CDSC is imposed on the lower of the cost or the current net asset value of the shares redeemed. If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due. If you redeem your entire account, we will deduct any

                                                                              36

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

CDSC due from the redemption proceeds. Sentinel Financial receives the entire amount of any CDSC paid. The CDSC is waived in the circumstances described on
page      .  In determining whether a CDSC is payable, we will first redeem shares not subject to any charge.

Reduced Sales Charges

YOU CAN RECEIVE A REDUCED SALES CHARGE FOR A NUMBER OF REASONS

Sales Charges on Class A shares may be reduced or eliminated in certain situations. Please note that, to take advantage of any reduced or eliminated sales charge, you must advise Sentinel Financial or your representative of your eligibility at the time of purchase, and provide any necessary information about the accounts involved.

Right of Accumulation. Quantity discounts begin with investments in Class A shares in excess of $100,000. You may qualify for quantity discounts based on the total of all classes of shares purchased, on purchases made at different times, and on purchases made by you, your spouse and minor children, or a fiduciary for these persons. Contact Sentinel Service for help in combining accounts for purposes of obtaining quantity discounts by combining accounts or purchases.

Letter of Intent. You may use a letter of intent to obtain a reduced sales charge, if you plan to make investments of more than $100,000 in Class A shares or of more than $250,000 in Class B shares over a 13 month period (30 months in the case of corporate qualified plans). The letter of intent is not a binding commitment by you to complete the intended purchases. All your purchases made under the letter of intent during the period covered will be made at the reduced sales charge for your intended total purchase. Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the letter of intent. We will hold in escrow 2% of the shares you purchase under the letter of intent, and release these shares when you have completed the intended purchases. If by the end of the period covered by the letter of intent you have not made the intended purchases, an additional sales charge may be due. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. We will notify you if an additional sales charges is due. You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge. Then we will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to you.

Group Investments. Any group of investors which notifies Sentinel Financial that it will act as a group in purchasing Fund shares, in order to reduce selling expenses, will be treated as a single entity for purposes of the reduced sales charges for quantity purchases, including the right of accumulation and letter of intent.

AG&T Advantage Program. Employers establishing either SIMPLE IRA plans under the Small Business Protection Act of 1996 or Section 403(b) plans, for which American Guaranty & Trust Company is the custodian, may group

                                                                              37

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus
participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases. Quantity discounts under this program are based upon amounts previously invested in the Funds.

Net Asset Value Purchases. You may purchase Class A shares of the Funds at net asset value if you are included in the following list.
     -  current and former Directors of the Funds and predecessors to the Funds;
     - current and retired employees of the general partners of Sentinel Advisors and their affiliates;
     -  directors, employees and clients of the Funds' sub-advisors;
     - directors and employees of Beneficial Life Insurance Company, and other strategic partners of Sentinel Advisors and/or Sentinel Financial;
     - registered representatives of securities dealers that have entered into a sales agreement with Sentinel Financial;
     - members of the immediate families of, or survivors of, all of these individuals;
     - non-profit organizations with which any of these persons are actively involved;
     - investment advisors, financial planners, bank trust departments or broker-dealers who place trades for their own accounts or the accounts of their clients, and who charge a management, consulting or other fee for their services, and clients of these investment advisors, financial planners, bank trust departments or broker dealers who place trades for their own accounts, if the accounts are linked to the master account of the investment advisor, financial planner or broker-dealer;
     -  purchasers who are investing section 403(b) loan principal repayments;
     - purchasers who are buying with the redemption proceeds from other mutual fund shares for which a sales charge or CDSC has been paid;
     - investments being transferred from individually managed trust accounts at American Guaranty & Trust Company; and
     - qualified pension, profit-sharing or other employee benefit plans, if the total amount invested in the plan is at least $1,000,000, the sponsor signs a $1,000,000 letter of intent, or the shares are purchased by an employer-sponsored plan with at least 100 eligible employees, and all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with Sentinel Financial to use the Funds in connection with the accounts.

Sentinel Financial may pay dealers for share purchases of the Funds (other than the Money Market Fund) sold at net asset value to an employee benefit plan in accordance with the last item on the list above, as follows: 1% of the first $2 million of these purchases, plus 0.80% of the next $1 million of these purchases, plus 0.50% of the next $17 million of these purchases, plus 0.25% of amounts in excess of $20 million of these purchases.

American Guaranty and Trust Company may also invest short-term balances of trust accounts in the Short Maturity Government Fund at net asset value. If more

                                                                              38


For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus
than one person owns an account, all owners must qualify for the lower sales charge. Please also note you may be charged a transaction fee by a broker or agent if you effect transactions in Fund shares through a broker or agent.

Reinstatement. If you sell shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 365 days at net asset value, without paying any additional sales charge.

Distribution Plans

The Class A shares of each Fund, other than the Money Market Fund, have adopted plans under Rule 12b-1 that allows the Funds to pay distribution fees for the sale and distribution of their shares, and for services provided to shareholders. The Class A shares of the Funds will pay to Sentinel Financial a monthly fee at the maximum annual rate of (a) .30% of average daily net assets in the case of the Small Company, Growth, World, Common Stock and Balanced Funds, (b) .20% of average daily net assets in the case of the High Yield, Bond, New York, Pennsylvania, Tax-Free Income and Government Securities Funds, or (c)
 .35% of average daily net assets in the case of the Short Maturity Government Fund.

Sentinel Financial uses a portion of these fees to pay service fees to dealers. For the Class A shares of the Small Company, Growth, World, Common Stock and Balanced Funds, annual service fees are 0.20% of the average net assets owned by the dealer's clients. For the Class A shares of the Bond, New York, Pennsylvania, Tax-Free Income and Government Securities Funds, annual service fees are 0.10% per annum of the average net assets owned by the dealer's clients. For the Short Maturity Government Fund, annual service fees are 0.25% of the average net assets owned by the dealer's clients. No service fee is paid with respect to Fund accounts opened prior to March 1, 1993.

CLASS B SHARES

THERE IS NO INITIAL SALES CHARGE ON CLASS B SHARES, BUT THEY ARE SUBJECT TO A
CDSC

For all purchases of Class B shares, you pay the current net asset value. There is no initial sales charge. A CDSC will be imposed on Class B shares (including Class B shares of the Money Market Fund), if you redeem shares during the CDSC
period, unless you can use one of the CDSC waivers listed on page     .

CDSC. Whether you pay a CDSC upon a redemption of Class B shares and how much it is depends on the amount of your purchases, and the number of years since you made the purchase. The CDSC schedules for Class B shares are shown below:

FOR PURCHASE AMOUNTS OF UP TO $249,999:
YEAR SINCE PURCHASE
PAYMENT WAS MADE                         CDSC PERCENTAGE
------- --- ----                         ---- ----------
First.......................................  4%
Second......................................  4%
Third.......................................  3%

                                                                              39

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

Fourth....................................... 2%
Fifth........................................ 2%
Sixth........................................ 1%


FOR PURCHASE AMOUNTS FROM $250,000 TO $499,999:
YEAR SINCE PURCHASE
PAYMENT WAS MADE                         CDSC PERCENTAGE
------- --- ----                         ---- ----------
First.......................................  3.5%
Second......................................  3%
Third.......................................  2%
Fourth......................................  1%
Fifth.......................................  1%


FOR PURCHASE AMOUNTS FROM $500,000 TO $999,999:
YEAR SINCE PURCHASE
PAYMENT WAS MADE                         CDSC PERCENTAGE
------- --- ----                         ---- ----------
First.......................................  3%
Second......................................  2%
Third.......................................  1%
Fourth......................................  1%

In determining whether a CDSC is payable, we will take redemptions first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived. We will next take redemptions from the earliest purchase payment from which a redemption or exchange has not already been taken. The amount of the CDSC will be equal to the CDSC percentage from the schedules above, multiplied by the lower of the purchase price or the net asset value of the shares being redeemed. If you redeem part of your shares, you may choose whether any CDSC due is deducted from the redemption proceeds of your redemption request is increased by the amount of any CDSC due. Sentinel Financial receives any CDSC imposed on a redemption of Class B shares.

Because the CDSC may be lower and the conversion to Class A shares may be faster, for purchases of over $250,000, you should consider whether you would benefit from the right of accumulation or a letter of intent in connection with the purchase of Class B shares. These privileges operate in the same way as the similar privileges which permit reduced sales charges on Class A shares.

Distribution Plan. The Class B shares of the Common Stock, Balanced, Growth, Small Company, World, High Yield and Bond Funds, have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. The Class B shares of each Fund will pay to Sentinel Financial a fee of up to a total of 1.00% annually of average daily net assets, of which up to 0.25% shall be for service fees to broker-dealers. The High Yield Fund Class B shares are not assessed a distribution fee on the seed money shares owned by National Life Insurance Company, which will result in an overall distribution fee to the Class B shares of the High Yield Fund of less than 1.00% for so long as National Life maintains its investment.

                                                                              40

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

Sentinel Financial pays to dealers a service fee which varies based on the average daily assets in Class B shares of the Funds (other than the Money Market
Fund) for which each registered representative of the dealer is the registered representative of record at the time commissions are paid, as follows:

Average Daily Assets in Class B Shares of the               Annual
Funds for which a Particular Individual is the              Broker-Dealer
Registered Representative of Record                         Service Fee
-----------------------------------                         -----------

$0 - $99,999..................................................  -0-
$100,000 - $199,999...........................................  0.10%
$200,000 - $999,999...........................................  0.25%
$1,000,000 and over...........................................  0.50%

A selling dealer may elect a service fee of 0.25% per annum, instead of the above arrangement. Class B shares will not pay service fees which total more than 0.25% per year. If the above schedule requires a payment from Sentinel Financial which exceeds 0.25% of average daily assets of the Class B shares of any Fund, then Sentinel Financial will not be able to recover the excess from the Funds. Sentinel Financial may change the amounts of assets needed to qualify for the 0.10%, 0.25% and 0.50% service fee rates from time to time. Sentinel Financial intends to manage these asset levels with the goal of producing an average service fee on Class B shares of 0.25%. The Class B share service fee for the first year after a purchase will be used to recover a portion of the cost of the dealer concession paid by SFSC to the selling dealer, which portion of the dealer concession is considered the service fee for the first year. No service fee is paid on Class B shares in house accounts, accounts in nominee name, or accounts in dealer street name.

Conversion to Class A Shares. The Class B shares automatically convert to Class A shares after a fixed period of time, which depends upon the size of your purchase. For purchases up to $250,000, the automatic conversion occurs at the end of the sixth year; for purchases from $250,001 to $500,000, the automatic conversion occurs at the end of the fifth year; and for purchases from $500,001 to $999,999, the automatic conversion occurs at the end of the fourth year. The holding period for Class B shares will include the holding period of Class B shares of another Fund from which they were exchanged.

Payments to Dealers. Sentinel Financial pays selling broker-dealers, at the time you purchase Class B shares, the percentages of the aggregate purchase amount shown below (including purchases of Class A, Class C and Class D shares under a right of accumulation or letter of intent):

                                               BROKER-
                                               DEALER
AMOUNT OF PURCHASE PAYMENT                     PAYMENT
------ -- -------- -------                     -------

                                                                              41

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

Up to $249,999                                 4.0%
$250,000 to $499,999                           2.5%
$500,000 to $999,999                           2.0%

Class B Shares of the Money Market Fund. The Class B shares of the Money Market Fund do not bear the higher ongoing distribution expenses normally associated with the Class B shares. However, time during which assets are in the Class B shares of the Money Market Fund will not count either toward the time that must elapse before Class B shares are automatically converted to Class A shares of the same Fund, or toward the time that results in a declining CDSC. Therefore, if the Class B shares of the Money Market Fund are ultimately redeemed, you will pay a CDSC in the same amount as would have been due on the date the assets were exchanged into the Class B shares of the Money Market Fund, regardless of how long you hold the Class B shares of the Money Market Fund. Also, if you exchange the Money Market Fund Class B shares back into Class B shares of another Fund, and then later redeem those shares, your CDSC, if any, will not reflect the time you held the Money Market Fund Class B shares. The automatic conversion into Class A shares will occur only after you hold Class B shares of Funds other than the Money Market Fund for the six, five or four year period.

CLASS C SHARES

THERE IS NO INITIAL SALES CHARGE ON CLASS C SHARES, BUT THEY REMAIN SUBJECT TO HIGHER ONGOING FEES FOR THE ENTIRE INVESTMENT PERIOD

For all purchases of Class C shares, you pay the current net asset value. There is no initial sales charge. A CDSC in the amount of 1.00% of the purchase price will be imposed on Class C shares if you redeem shares during the first year after their purchase, unless you can use one of the CDSC waivers listed on page
     .

Similar to the Class B shares, Class C shares are subject to higher distribution fees than Class A shares. However, since Class C shares never convert to Class A shares, investments in Class C shares remain subject to these higher distribution fees for the entire holding period of the investment.

CDSC. you will pay a CDSC if you redeem Class C shares in the first year after purchase, in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed unless a waiver applies. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial receives the entire amount of any CDSC paid.

Distribution Plan. The Class C shares of the Common Stock, Balanced, World, and High Yield Funds have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. These Funds pay to Sentinel Financial a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase Sentinel Financial keeps this fee to recover the initial sales commission of 1.00% that it pays to the selling dealer. In subsequent years, the entire 1.00% will be paid to the selling dealer.

                                                                              42

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

Exchanges. If you purchase Class C shares, you will have the ability to exchange at net asset value only for the Class C shares of other Funds, except that you may also exchange into Class A shares of the Money Market Fund. However, if you exchange Class C shares into Money Market Fund Class A shares within one year of your purchase of the Class C shares, and then subsequently redeem the Money Market Fund shares, you may pay a CDSC. If you exchange Class C shares into Money Market Fund Class A shares, you may exchange back into Class C shares at any time, but may not exchange at net asset value into Class A shares or Class B shares of any fund.

Payments to Dealers. For all sales of Class C shares, Sentinel Financial intends to make payments to selling broker-dealers, at the time you purchase Class C shares, of amounts equal to 1% of the aggregate purchase amount.

CLASS D SHARES (BALANCED FUND ONLY)

THERE IS NO INITIAL SALES CHARGE ON CLASS D SHARES, BUT THEY ARE SUBJECT TO A
CDSC

For all purchases of Class D shares of the Balanced Fund, you pay the current net asset value. There is no initial sales charge. A CDSC will be imposed on Class D shares (including Class A shares of the Money Market Fund, if you exchange Class D shares into the Money Market Fund), if you redeem shares during the seven years after their purchase, unless you can use one of the CDSC waivers
listed on page      .

CDSC. Whether you pay a CDSC upon a redemption of Class D shares and how much it is depends on the number of years since you made the purchase. The CDSC schedule for Class D shares is shown below:

YEAR SINCE PURCHASE
PAYMENT WAS MADE                         CDSC PERCENTAGE
------- --- ----                         ---- ----------
First.......................................  6%
Second......................................  6%
Third.......................................  5%
Fourth......................................  4%
Fifth.......................................  4%
Sixth.......................................  3%
Seventh.....................................  2%

The above schedule is higher than the schedules of CDSCs for Class B shares, which start at maximums of 4% and extend for a maximum of six years. The CDSC
waivers, which are listed on page     , are the same as those available for
Class B shares, except that the annual CDSC-free percentage redemption amount is 8% instead of 10%. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial receives the entire amount of any CDSC paid.

Distribution Plan. The Class D shares of the Balanced Fund have adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of their shares. The Fund pays a fee to Sentinel Financial at a

                                                                              43

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus
maximum annual rate of 0.75% of average daily net assets of the Class D shares of the Balanced Fund. The Class D Distribution Plan is similar in its operation to the Class B Distribution Plan, except that there is no service fee of up to 0.25%, and no asset-based service fee payable to dealers. These distribution fees are lower than those that apply to Class B shares, but they are higher than those that apply to Class A shares.

Conversion to Class A Shares. The Class D shares automatically convert to Class A shares after 10 years.

Exchanges into Class A Shares of the Money Market Fund. You may exchange Class D shares of the Balanced Fund into Class A shares of the Money Market Fund. However, if you do so within seven years of the purchase of the Class D shares, and subsequently redeem the Money Market Fund shares, you may pay a CDSC. You may exchange back into Class D shares of the Balanced Fund at any time, but in this case the time your investment was in the Money Market Fund will not count toward the time for conversion to Class A shares of the Balanced Fund, or for reduction or elimination of the CDSC.

Payments to Dealers. For sales of Class D shares of the Balanced Fund, Sentinel Financial intends to make payments to selling broker-dealers, at the time you purchase Class D shares, of amounts equal to 6% of the aggregate purchase amount. If a selling broker-dealer has entered into agreements required by Sentinel Financial, Sentinel Financial may pay annualized commissions in advance with respect to Class D accounts which are set up to make, and are expected to make monthly automated additional purchases.

WAIVER OR REDUCTION OF A CDSC

A CDSC will be waived in the following situations if you notify us at the time of redemption that a waiver applies:

     1. Redemptions of shares you acquire from the reinvestment of income distributions and/or capital gains distributions;

     2. Redemptions from your account (including when you own the shares as joint tenant with your spouse) following your death, or from the account of a trust whose primary income beneficiary has died, if the redemption occurs within one year of your death or the beneficiary's death;

     3. Redemptions from qualified retirement accounts taken in equal or substantially equal periodic payments not to exceed life, or joint life expectency and not otherwise subject to the 10% penalty tax for early withdrawal of Code section 72(t);

                                                                              44

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

     4. Redemptions that occur as a result of a loan taken from an account established as a retirement plan account for an employee of a tax-exempt organization under section 403(b)(7) of the Code;

     5. Redemptions in amounts up to 10% annually of the account's then current net asset value (except that in the case of the Class D shares, this amount is up to 8% annually instead of up to 10% annually); and

     6. For Class B share 401(k) plans administered by BYSIS, redemptions resulting from the termination of a participant's participation in the plan.

Sentinel Financial may require documentation to show a waiver applies, such as certifications by plan administrators, applicable tax forms, or death certificates. The waiver provisions will not apply to Class B shares initially invested in the Money Market Fund as part of the program described on page __.

No CDSC will apply to Class B, Class C or Class D share accounts owned by affiliates of Sentinel Advisors, if Sentinel Financial has not paid an initial commission to a selling dealer.

OTHER MATTERS RELATING TO DISTRIBUTION OF FUND SHARES

Equity Services, Inc., 1717 Capital Management Company, Janney Montgomery Scott, Inc., and Hornor, Townsend & Kent, Inc., which are wholly-owned subsidiaries of the partners of Sentinel Advisors, receive a dealer reallowance equal to the entire sales charge on their sales of Fund shares. As a result, they may be considered underwriters of the Funds' shares.

Sentinel Financial will reimburse all broker-dealers who agree with Sentinel Financial to undertake activities designed to specifically promote the Funds, for costs incurred by these broker-dealers in the course of these activities. Sentinel Advisors may consider sales of shares of the Funds in the selection of broker-dealers to execute portfolio transactions for the Funds, as long as commissions paid are no higher than would otherwise be paid and the prices are, in Sentinel Advisors' judgment, the best then available.

                                                                              45

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

How to Buy, Sell, Exchange and Transfer Shares

BUYING SHARES

THERE ARE SEVERAL CONVENIENT WAYS TO BUY SHARES

You may invest in the Funds with only $50 using the Automatic Investment Plan. Otherwise, the minimum initial investment in any Fund is $1,000, except for certain retirement plan accounts. The minimum subsequent investment is $50. We reserve the right to reject any order.

Purchasing Shares by Check

To purchase shares by check, make your check payable to "Sentinel Administrative Service Company" and mail it to Sentinel Administrative Service Company, P. O. Box 1499, Montpelier, VT 05601-1499. To make your initial purchase by check, please also fill out an application (one is attached to this prospectus) and return the application with your check. all checks must be drawn in U.S. dollars on a U.S. bank. The funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date.

Your purchase will be effected on the day when federal funds are made available to a Fund, usually within one business day after Sentinel Service receives the check. We may charge a fee of $25 for each check returned unpaid due to insufficient funds.

Purchasing Shares by Wire

You may purchase shares by wiring federal funds directly to Sentinel Service when the New York Stock Exchange and Federal Reserve banks are open for business.

To make your initial purchase by wire, call our toll-free number noted below and obtain an account number. If you do not have an application, request one. Complete the application and return it promptly to Sentinel Service.

Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Service on any business day are available to the Fund on the next business day.

Dealer Wire Purchase Orders

As a convenience to shareholders, Sentinel Financial will, acting for the Funds without charge, ordinarily accept orders from dealers who have sales agreements with the Funds for the purchase of shares at the applicable offering price.

                                                                              46

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

Purchasing Shares Online

You may purchase shares of the Funds over the Internet by accessing the Funds' website at www.sentinelfunds.com. To make your initial purchase online, call
           ------------
our toll-free number below and obtain an account number. If you do not have an application, request one. Complete the application and return it promptly to Sentinel Service.

Automatic Investment Plan

This feature affords you the opportunity to dollar-cost average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.

Telephone Investment Service

This feature enables you to purchase Fund shares via electronic funds transfers from your bank account simply by phoning Sentinel Service.

Government Direct Deposit Privilege

You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your account. You may deposit as much of the payments as you elect. To enroll in Government Direct Deposit, please contact Sentinel Service.

Payroll Savings Plan

You may purchase Fund shares (minimum of $50.00 per transaction) automatically on a regular basis by having money withheld from your paycheck, if your employer permits this. You may have part or all of your paycheck transferred to your existing Sentinel account electronically each pay period. To establish a Sentinel Payroll Savings Plan account, please contact Sentinel Service.

SELLING SHARES

You may sell your shares back to the Funds at net asset value, less any applicable CDSC, as of the close of business on the day your instructions are received, in good order, prior to 4:00 p.m. on a day that the NYSE is open for business.

YOU  MAY SELL YOUR SHARES IN A NUMBER OF CONVENIENT WAYS

If your shares are held by Sentinel Service, you can sell your shares in the following ways.

By Mail

                                                                              47

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

You may sell your shares by providing Sentinel Service with the appropriate instructions by mail. Your instructions must be signed by the registered owner(s) exactly as the shares are registered. If the proceeds of the redemption exceed $50,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, the signatures of the registered owner(s) must be guaranteed by an eligible financial institution that meets Sentinel Service's requirements.

Dealer Wire Redemption Orders

For the convenience of shareholders, Sentinel Financial, acting for the Funds without charge, ordinarily accepts orders from dealers who have sales agreements with the Funds for the repurchase of shares based on net asset value, less any applicable CDSC. Brokers are not prohibited from charging for their service onfor these redemptions.

Telephone Redemption

You may redeem up to $1,000,000 from your account each business day by providing instructions to do so over the telephone, by calling Sentinel Service at 1-800-282-FUND(3863). You may request that a check made payable to the registered owners be sent their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $25 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers. You may request a redemption on the Funds' automated voice response system.

Neither the Funds, Sentinel Advisors nor Sentinel Service is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses that take into account the cost of these procedures and the potential risk of loss. In processing telephone exchange or redemption requests, the Funds will use reasonable procedures to confirm that telephone instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information.

You may indicate on your purchase application that you do not wish to have telephone transaction privileges.

Online Redemption

                                                                              48

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

You may also request a redemption over the Internet by accessing the Funds' website at www.sentinelfunds.com.
           ---------------------

By Checkwriting

If you own Class A shares of the High Yield, Bond, New York, Pennsylvania, Tax-Free Income, Government Securities, Short Maturity Government and Money Market Funds, you may sell shares by writing a check against your account. This check writing privilege is free. If you write a check to redeem shares, we normally will not honor the redemption check if those shares have been purchased less than 15 days prior to the date the check is presented to Sentinel Service. Redemptions by checkwriting are taxable transactions.

By Systematic Withdrawals

You may arrange to receive automatic regular withdrawals from your account. Each withdrawal will be a taxable event. You must reinvest dividends and capital gains distributions to use systematic withdrawals. No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan.

If You Hold Share Certificates

If you are the shareholder of record and have a certificate representing ownership in a Fund, you can redeem your shares by mailing the certificate to Sentinel Administrative Service Company, P. O. Box 1499, Montpelier, VT 05601-1499, with appropriate instructions to redeem. Your instructions should be signed by the registered owner(s) exactly as the shares are registered. The signatures of the registered owner(s) must be guaranteed by an eligible financial institution which meets Sentinel Service's requirements if the proceeds of the redemption exceed $50,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days. We suggest sending certificates by certified mail. You may also redeem share certificates by presenting them in person to Sentinel Service at its office at National Life Drive, Montpelier, Vermont.

Other Information on Redeeming Shares

Normally, Sentinel Service will mail you a check in payment for your shares within seven days after it receives all documents required to process the redemption. We may delay payment during any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on the NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist. No interest will accrue on amounts represented by uncashed redemption checks.

                                                                              49




For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

We may require additional documentation to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased. We reserve the right to withhold the proceeds of redemptions where you have bought the shares by check within 15 days prior to the date of the redemption request. We will not withhold redemption proceeds if we have confirmed that your check has been cleared for payment.

Distributions from retirement plans may be subject to withholding by the Internal Revenue Service under the Code.

Certain Account Fees

Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate, and/or to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months.

Pension, 401(k) and profit-sharing plans which elect to have individually registered accounts for the benefit of plan participants will be assessed an annual service fee for each participant account, in the amounts shown below.


                                          FEE PER
AVERAGE ACCOUNT VALUE                     PARTICIPATING ACCOUNT
---------------------                     ---------------------

$0 - $1000.................................. $20.00
$1000 - $2999............................... $10.00
$3000 and over.............................. No fee

This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

EXCHANGES FROM ONE FUND TO ANOTHER

You may exchange shares of one Fund for shares of the same class of another Fund, without charge, by phoning Sentinel Service or by providing appropriate instructions in writing to Sentinel Service. Initial purchases of less than $1 million of the Short Maturity Government Fund must remain in the account for 90 days before they are eligible for an exchange.

Because Class B shares in the Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Government Funds are not currently offered, holders of Class B shares may not exchange into these Funds. Similarly, because Class C shares of the Growth, Small Company, Bond, Tax-Free Income, New York, Pennsylvania, Government Securities and Short Maturity Government Funds are not currently offered, holders of Class C shares may not exchange into these Funds. Class C shares may be exchanged for Class A shares of the Money Market Fund (but if the Class C shares had not been held for a year before the exchange into the Money Market Fund, a 1.00% CDSC may apply if the Money

                                                                              50


For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

Market Fund shares are then redeemed). The Money Market Fund shares may be exchanged back into Class C shares at any time.

Holders of Class D shares of the Balanced Fund may not make exchanges into other Funds, except that Class D shares may be exchanged for Class A shares of the Money Market Fund. The Money Market Fund shares may be exchanged back into Class D shares of the Balanced Fund at any time. If these Money Market Fund shares are subsequently redeemed, however, we will assess a CDSC in the amount which would have applied to the Class D shares of the Balanced Fund on the date of the exchange into the Money Market Fund.

Funds are only available for exchange for residents of states in which these Funds are registered. If you initially buy Class A shares in the Money Market Fund, you may not exchange into other Funds without being treated as an initial purchaser of the other Fund's shares. Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares, except that time in the Money Market Fund will not count toward the holding period necessary to reduce or eliminate any applicable CDSC, or to be converted into Class A shares. The normal minimum account sizes apply to new accounts opened by exchange.

New purchases must remain in an account for 15 days before they can be exchanged to another Fund. The Funds disclaim liability for unauthorized telephone instructions under the same policy that applies to telephone redemption
instructions, discussed on page    .  We currently do not limit the number of
times you may exercise the exchange privilege. We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Funds into shares of the same class in another Fund at regular intervals.

TRANSFERS OF OWNERSHIP OF SHARES

When you need to change ownership of your shares or change the name on an account, a Sentinel Service representative will assist you.

                                                                              51

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

How the Funds Are Priced

HOW THE VALUE OF FUND SHARES IS DETERMINED

Net asset value for each Fund is calculated once each business day at 4:00 p.m., Eastern Time, and becomes effective immediately upon its determination. The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund's outstanding shares. The Funds' investments are valued as shown below:

   . Equity securities are valued at the latest transaction prices on the principal stock exchanges on which they are traded.

   . Unlisted and listed securities for which there were no sales during the day are valued at the mean between the latest available bid and asked prices.

   . Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service.

   . Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

   . Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event current prices provided by market makers are used.

The Money Market Fund's assets are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B, Class C or Class D shares, reflecting the higher daily expense accruals of Class B, Class C and Class D shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions. Dividends and distributions will differ by the appropriate amount of the expense accrual differences between the classes.

                                                                              52

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

Dividends, Capital Gains and Taxes

The Funds distribute their net investment income as follows:


WHEN THE FUNDS PAY DIVIDENDS

FUND                                       DIVIDENDS PAID
----                                       --------------
Growth Fund................................. Annually
Small Company Fund.......................... Annually
World Fund.................................. Annually
Common Stock Fund........................... Quarterly
Balanced Fund............................... Quarterly
High Yield Fund............................. Monthly
Bond Fund................................... Monthly
Government Securities Fund.................. Monthly
Short Maturity Government Fund.............. Monthly
Tax-Free Income Fund........................ Monthly
New York Fund............................... Monthly
Pennsylvania Fund........................... Monthly

The Money Market Fund's net income is determined as of the close of business, 4:00 p.m. Eastern Time, on each day the NYSE is open. The Fund declares dividends of all of its daily net income to shareholders of record as of the close of business the preceding business day. Dividends are declared and accrued each day the NYSE is open and are payable monthly. The amount of the dividend may fluctuate daily and dividends will not be paid on days when net realized losses on securities in the portfolio or expenses exceed the Fund's income.

Distributions of any net realized capital gains for a fiscal year are paid in December, following the November 30th fiscal year-end.

You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of your Fund, or shares of another Fund of the same class. Unless you elect otherwise, your dividends will be reinvested in shares of the same Fund. Any dividend or distribution of less than $10.00 must be reinvested. If you elect to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

You will pay tax on dividends and capital gains distributions from the Funds whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another Fund, any gain or the transaction may be subject to tax. Except for the Tax-Free Income, New York and Pennsylvania Funds, the Funds intend to make distributions that will be taxed either as ordinary income or capital gains.

                                                                              53

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Funds' ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the World Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. You may be able to claim a credit or deduction with respect to such taxes if certain requirements are met.

By law, the Funds must withhold 31% of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

New York, Pennsylvania and Tax-Free Income Funds

Each of the New York, Pennsylvania and Tax-Free Income Funds intends to invest a sufficient portion of its assets in municipal bonds and notes to qualify to pay "exempt-interest dividends" to shareholders. These exempt-interest dividends are generally not subject to federal income tax. However, these Funds may invest portions of their assets in investments which generate income that is not exempt for federal income tax. Most of the income from the Tax-Free Income Fund will be subject to any state income tax to which you are subject. Any capital gains distributed by the these Funds will normally be taxable as capital gains. In addition, gain from the sale of municipal bonds purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends you receive.

Distributions from the New York Fund which are attributable to interest income received from New York municipal bonds also will be exempt from New York State and New York City personal income tax. Distributions from the Pennsylvania Fund which are attributable to interest income received from Pennsylvania municipal bonds also will be exempt from Pennsylvania personal income tax.

Distributions from the Pennsylvania Fund will be exempt from the Philadelphia School District investment income tax for individual residents of the City of Philadelphia if they are attributable to interest received from Pennsylvania municipal bonds or from qualifying U.S. government obligations, or if they are capital gain dividends for federal income tax purposes. Shares of the Pennsylvania Fund will be exempt from Pennsylvania county personal property tax to the extent Pennsylvania Fund holds Pennsylvania municipal bonds and qualifying U.S. government obligations on the annual assessment date.

If the New York and Pennsylvania Funds invest in investments other than New York municipal bonds and Pennsylvania municipal bonds, respectively, a portion

                                                                              54



For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus
of their income distributions may be subject to state and local taxes, and possibly federal income tax. The Funds will inform shareholders annually as to the portions of their distributions which are exempt-interest dividends and which are exempt from state and local income taxes.

This section summarizes some of the consequences under current federal tax law and relevant state and local tax laws of investments in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of investments in the Funds under all applicable tax laws.

                                                                              55

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

Management of the Funds

INVESCO ACTS AS SUBADVISOR TO THE WORLD FUND

EVERGREEN ACTS AS SUBADVISOR TO THE HIGH YIELD FUND

Sentinel Advisors Company manages the Funds' investments and their business operations under the overall supervision of the Board of Directors of Sentinel Group Funds, Inc. (for all Funds except the Pennsylvania Fund) and the Board of Trustees of Sentinel Pennsylvania Tax-Free Trust. Sentinel Advisors has the responsibility for making all investment decisions for the Funds, except where it has retained a subadvisor to make the investment decisions for a Fund. Sentinel Advisors has retained INVESCO Capital Management, Inc. as the subadvisor to manage the investments of the World Fund, and Evergreen Investment Management Company as the subadvisor to manage the investments of the High Yield Fund. Sentinel Advisors is a partnership of affiliates of three major insurance companies, National Life Insurance Company, Provident Life Insurance Company, and Penn Mutual Life Insurance Company. Its principal business address is National Life Drive, Montpelier, Vermont 05604. INVESCO is located at 1315 Peachtree Street, Atlanta, Georgia 30309. Evergreen is located at 200 Berkeley Street, Boston, Massachusetts 02116.

The Funds' investment advisory contracts call for the Funds to pay Sentinel Advisors fees, which were, for the fiscal year ended November 30, 1998, equal to the following percentages of the Funds' average daily net assets:

Common Stock Fund ..................................... 0.55%
Balanced Fund.......................................... 0.61%
Growth Fund............................................ 0.61%
Small Company Fund..................................... 0.61%
World Fund............................................. 0.61%
High Yield Bond Fund .................................. 0.75%
Bond Fund.............................................. 0.53%
Government Securities Fund............................. 0.53%
Short Maturity Government Fund......................... 0.53%
U.S. Treasury Money Market Fund ....................... 0.40%
Tax-Free Income Fund................................... 0.53%
New York Tax-Free Income Fund.......................... 0.53%
Pennsylvania Tax-Free Trust ........................... 0.55%

Sentinel Advisors currently waives all or a portion of its advisory fees for some of the Funds. The effective advisory fee rates (as a percentage of each Fund's average daily net assets) that these Funds paid in the fiscal year ended November 30, 1998, after taking these waivers into account, were as follows:

Bond Fund ............................................. 0.35%
Government Securities Fund ............................ 0.45%
Short Maturity Government Fund ........................ 0.23%
Tax-Free Income Fund .................................. 0.35%

                                                                              56

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

New York Tax-Free Income Fund ......................    0%
Pennsylvania Tax-Free Trust ........................ 0.01%

Portfolio Managers

Sentinel Advisors employs a team approach in managing the Funds. The management teams are comprised of a lead portfolio manager, other portfolio managers and research analysts. Each team includes members with one or more areas of expertise and shares the responsibility for providing ideas, information and knowledge in managing the Funds. Rodney A. Buck, the Chief Executive Officer of Sentinel Advisors, is also Chairman and Chief Executive Officer of National Life Investment Management Company, Inc., and Senior Vice President and Chief Investment Officer of National Life. Mr. Buck has been employed by Sentinel Advisors or its affiliates since 1972. There are three investment management teams: an Equity Value Team, headed by Richard A. Pender, Senior Vice President of Sentinel Advisors; an Equity Growth Team, headed by Robert L. Lee, Senior Vice President of Sentinel Advisors; and a Fixed Income Team, headed by David M. Brownlee, Senior Vice President of Sentinel Advisors.

Each of Messrs. Buck, Pender, Lee and Brownlee is a Chartered Financial Analyst. Mr. Pender has been associated with Sentinel Advisors or its affiliates since 1986. Mr. Lee joined Sentinel Advisors in 1993. Mr. Brownlee also joined Sentinel Advisors in 1993.

The Common Stock Fund is managed by Mr. Pender and Daniel J. Manion, Vice President of Sentinel Advisors. Mr. Pender and Mr. Manion have been members of the Common Stock Fund management team since 1994. Mr. Manion, a Chartered Financial Analyst, has been associated with Sentinel Advisors since 1993. Mr. Lee has been the portfolio manager for the Growth Fund since November, 1993.
The Small Company Fund is managed by Scott T. Brayman, Vice President of Sentinel Advisors, and Mr. Lee. Mr. Brayman is a Chartered Financial Analyst, and has been with Sentinel Advisors since 1995. He has been involved with the Small Company Fund since he joined Sentinel Advisors. Prior to joining Sentinel Advisors, he was associated with Argyle Capital Management, Inc.

The Balanced Fund is managed by a team consisting of Mr. Buck, Mr. Pender and Richard D. Temple, Vice President of Sentinel Advisors. Mr. Buck has been the Fund's lead portfolio manager since 1982. Mr. Temple is a fixed-income portfolio manager who has been employed by Sentinel Advisors or its affiliates since 1969.

The portfolio managers for the Bond Fund are Mr. Temple and William C. Kane, Vice President of Sentinel Advisors. Mr. Temple has been the lead portfolio manager for the Bond Fund since 1985. Mr. Kane is a Chartered Financial Analyst, and has been employed by Sentinel Advisors or its affiliates since 1992. The portfolio manager of the Government Securities and Short Maturity Government Funds is Mr. Brownlee. The portfolio manager of the Tax-Free

                                                                              57

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

Income, New York and Pennsylvania Funds is Kenneth J. Hart, Vice President of Sentinel Advisors. Mr. Hart has been with Sentinel Advisors or its affiliates since 1990. The portfolio managers of the Money Market Fund are Mr. Temple and Darlene Coppola, Money Market Trader of Sentinel Advisors. Ms. Coppola has been employed by Sentinel Advisors or its affiliates since 1974.

Erik B. Granade, International Equity Portfolio Manager of INVESCO, has managed the World Fund since June 1994. Mr. Granade is a Chartered Financial Analyst. He was associated with Cashman Farrell and Associates from June, 1994 to March 31, 1996, when he moved to INVESCO. Prior to June, 1994 he was an International Portfolio Manager with Provident Capital Management, Inc.

The portfolio manager for the High Yield Fund is Prescott B. Crocker, Senior Vice President and Group Head of Corporate Fixed Income at Evergreen. Mr. Crocker is a Chartered Financial Analyst, and has been the High Yield Fund's portfolio manager since its inception on June 20, 1997. Mr. Crocker joined Evergreen in February, 1997. Prior to that he was President of Boston Security Counselors, the investment management subsidiary of the brokerage firm Advest Co. Inc. He had joined Boston Security Counselors in November of 1993 as Senior Vice President- Fixed Income, where he managed among others the Advest Advantage series High Yield Trust. Upon the sale of the Advest Advantage funds to Northstar Investment Management Co. in July of 1995, Mr. Crocker joined that company as Fund Manager. He returned to Boston Security Counselors in August of 1996 as President.

Year 2000 Issues. Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the year 2000 from the year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Funds could be adversely affected if the computer systems used by Sentinel Advisors and Sentinel Service do not properly address this problem prior to January 1, 2000. Sentinel Service and its parent companies are currently analyzing these issues and are in the process of implementing the systems modifications necessary to prepare for the year 2000. Currently neither Sentinel Service nor Sentinel Advisors expects that the transition to the 21/st/ century will have any material impact on its ability to continue to service the Funds at current levels. In addition, Sentinel Service and Sentinel Advisors have sought assurances from the Funds' other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the year 2000, and Sentinel Service and Sentinel Advisors will continue to monitor the situation. At this time, however, no assurance can be given that the Funds' other service providers have anticipated every step necessary to avoid any adverse effect on the Funds attributable to the Year 2000 Problem. The Year 2000 Problem could also have a negative impact on the companies in which the Funds invest, and this could hurt the Funds' investment returns.

                                                                              58

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

Financial Highlights
--------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years, or for the period of the Fund's operations, in the case of the High Yield, Short Maturity Government, and New York Funds. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, are included in the Funds' Annual Report to Shareholders, which is available upon request.


----------------------------------------------------------------------------------------------------------------------------------
                         Income From Investment Operations                                            Less Distributions
----------------------------------------------------------------------------------------------------------------------------------

                                                           NET GAINS OR
                                                             LOSSES ON
                      FISCAL     NET ASSET      NET      SECURITIES (BOTH                 DIVIDENDS
                       YEAR       VALUE,    INVESTMENT       REALIZED       TOTAL FROM    (FROM NET   DISTRIBUTIONS    TOTAL
                      (PERIOD    BEGINNING    INCOME            AND         INVESTMENT   INVESTMENT   (FROM CAPITAL   DISTRI-
FUND                  ENDED)     OF PERIOD    (LOSS)        UNREALIZED)     OPERATIONS     INCOME)        GAINS)      BUTIONS
------------------  -----------  ---------  -----------  -----------------  -----------  -----------  --------------  -------
Common              11/30/94        $29.63      $ 0.83             $(1.35)      $(0.52)       $0.80           $0.06     $0.86
Stock - A           11/30/95         28.25        0.72               8.09         8.81         0.74            1.11      1.85
                    11/30/96         35.21        0.59               8.18         8.77         0.61            2.77      3.38
                    11/30/97         40.60        0.57               7.03         7.60         0.57            3.54      4.11
                    11/30/98         44.09        0.42               5.19         5.61         0.45            4.69      5.14

Balanced -          11/30/94        $15.27      $ 0.58             $(1.12)      $(0.54)       $0.56           $0.09     $0.65
A                   11/30/95         14.08        0.58               2.78         3.36         0.59            0.01      0.60
                    11/30/96         16.84        0.54               2.13         2.67         0.54            0.42      0.96
                    11/30/97         18.55        0.56               2.18         2.74         0.55            0.45      1.00
                    11/30/98         20.29        0.54               1.76         2.30         0.55            1.16      1.71

Growth  A           11/30/94        $17.51      $ 0.05             $(0.92)      $(0.87)       $0.03           $0.46     $0.49
                    11/30/95         16.15        0.07               3.33         3.40         0.05            2.57      2.62
                    11/30/96         16.93        0.03               3.23         3.26         0.07            2.55      2.62
                    11/30/97         17.57       (0.02)              4.00         3.98         0.02            2.80      2.82
                    11/30/98         18.73       (0.03)              1.08         1.05          ---            5.13      5.13

Small               11/30/94        $ 6.87      $(0.04)            $ 0.18       $ 0.14        $ ---           $1.48     $1.48
Company- A          11/30/95          5.53        0.02               0.56         0.58          ---            0.91      0.91
                    11/30/96          5.20        0.01               0.95         0.96         0.03            0.96      0.99
                    11/30/97          5.17        0.02               1.16         1.18         0.01            0.04      0.05
                    11/30/98          6.30         ---               0.14         0.14         0.02            0.75      0.77

World - A           11/30/94        $11.86      $ 0.08             $ 0.89       $ 0.97        $0.03           $0.06     $0.09
                    11/30/95         12.74        0.14               1.14         1.28         0.09            0.15      0.24
                    11/30/96         13.78        0.12               1.99         2.11         0.13            0.07      0.20
                    11/30/97         15.69        0.11               1.80         1.91         0.11            0.24      0.35
                    11/30/98         17.25        0.18               1.52         1.70         0.12            0.64      0.76

High Yield          5 Mo. To
- A                 11/30/97(C)     $10.00      $ 0.32             $ 0.41       $ 0.73        $0.32           $ ---     $0.32
                    11/30/98         10.41        0.87              (0.58)        0.29         0.86            0.09      0.95

Bond - A            11/30/94          6.90        0.39              (0.70)       (0.31)       $0.39           $0.35     $0.74
                    11/30/95          5.85        0.42               0.64         1.06         0.42             ---      0.42
                    11/30/96          6.49        0.41              (0.14)        0.27         0.41             ---      0.41
                    11/30/97          6.35        0.40               0.01         0.41         0.40             ---      0.40
                    11/30/98          6.36        0.40               0.09         0.49         0.40             ---      0.40

Government          11/30/94        $10.45       $0.59             $(1.04)      $(0.45)       $0.58           $0.11     $0.69
Securities          11/30/95          9.31        0.63               0.99         1.62         0.63             ---      0.63
                    11/30/96         10.30        0.61              (0.30)        0.31         0.61             ---      0.61
                    11/30/97         10.00        0.59               0.09         0.68         0.59             ---      0.59
                    11/30/98         10.09        0.61               0.37         0.98         0.61             ---      0.61

----------------------------------------------------------------------------------------------------------------------------------
                                                         Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         RATIO OF NET
                                                                                                          INVESTMENT
                                                                              RATIO OF                     INCOME TO
                                                                             EXPENSES TO       RATIO       AVG. NET
                      NET ASSET             NET ASSETS AT     RATIO OF       AVERAGE NET      OF NET     ASSETS BEFORE
                       VALUE,      TOTAL        END OF       EXPENSES TO    ASSETS BEFORE    INCOME TO   VOLUNTARY EX-   PORTFOLIO
                       END OF     RETURN*    PERIOD (000     AVERAGE NET       EXPENSE       AVG. NET    PENSE REIM--    TURNOVER
FUND                   PERIOD       (%)        OMITTED)      ASSETS (%)    REDUCTION**(%)   ASSETS (%)    BURSEMENTS     RATE  (%)
--------------------  ---------  ---------  --------------  -------------  ---------------  -----------  -------------  -----------
Common                   $28.25     (1.8)      $  839,335          1.02             1.02         2.82             ----         15
Stock - A                 35.21     32.8        1,057,944          1.09             1.10         2.29             ----         22
                          40.60     27.2        1,306,592          1.06             1.07         1.64             ----         22
                          44.09     20.9        1,509,999          1.04             1.05         1.41             ----         24
                          44.56     14.3        1,610,630          1.01             1.02         0.98             ----         28

Balanced -               $14.08     (3.6)      $  226,328          1.21             1.21         3.97             ----         66
A                         16.84     24.4          267,103          1.27             1.29         3.77             ----        110
                          18.55     16.6          297,288          1.20             1.22         3.13             ----         83
                          20.29     15.4          314,948          1.16             1.17         2.93             ----         63
                          20.88     12.2          330,067          1.12             1.13         2.69             ----         81

Growth  A                $16.15     (5.1)      $   50,447          1.43             1.43         0.30             ----         58
                          16.93     24.9           60,446          1.50             1.54         0.42             ----         84
                          17.57     22.6           69,816          1.40             1.43         0.16             ----         98
                          18.73     27.3           88,184          1.29             1.32        (0.15)            ----        161
                          14.65      8.3           97,895          1/26             1.29        (0.23)            ----         97

Small                    $ 5.53      2.0       $   88,420          1.58             1.58        (0.74)            ----         46
Company- A                 5.20     12.2           89,321          1.56             1.60         0.26             ----         79
                           5.17     22.0           99,393          1.47             1.51         0.23             ----         60
                           6.30     23.0          115,532          1.34             1.36         0.38             ----         45
                           5.67      2.7          109,598          1.31             1.33        (0.07)            ----         45

World - A                 12.74      8.2       $   41,970          1.58             1.58         0.62             ----         30
                          13.78     10.2           47,702          1.56             1.63         0.79             ----         32
                          15.69     15.5           71,458          1.43             1.48         0.94             ----         14
                          17.25     12.5           89,740          1.29             1.32         1.14             ----         21
                          18.19     10.3          100,790          1.24             1.26         1.18             ----         12

High Yield- A            $10.41      7.3#      $   11,084          1.20+            1.26+        7.80+            ----        133
                           9.75      2.7           31,120          1.26             1.28         8.42             ----        139

Bond - A                   5.85     (4.9)      $   80,487          0.98             0.98         6.34             6.34        133
                           6.49     18.8          108,755          0.99             1.03         6.81             6.81        237
                           6.35      4.5           99,408          0.98             1.00         6.46             6.46        176
                           6.36      6.7           88,756          0.97             0.99         6.37             6.37        130
                           6.45      8.0           91,297          0.77             0.95         6.26             6.11        147

Government               $ 9.31     (4.5)      $  104,457          1.00             1.00         5.95             5.95        149
Securities - A            10.30     17.9          108,100          1.03             1.04         6.50             6.50        367
                          10.00      3.2           92,299          1.00             1.01         6.18             6.18        614
                          10.09      7.2           75,810          0.98             0.99         6.15             6.15        249
                          10.46     10.0           76,498          0.91             0.99         6.02             5.94        355

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

                                                              Less Distributions
--------------------------------------------------------------------------------

                                                                   NET GAINS OR
                                                                   LOSSES ON
                      FISCAL         NET ASSET     NET             SECURITIES (BOTH             DIVIDENDS
                      YEAR           VALUE,        INVESTMENT      REALIZED         TOTAL FROM  (FROM NET   DISTRIBUTIONS   TOTAL
                      (PERIOD        BEGINNING     INCOME          AND              INVESTMENT  INVESTMENT  (FROM CAPITAL   DISTRI-
FUND                  ENDED)         of PERIOD     (LOSS)          UNREALIZED)      OPERATIONS  INCOME)     GAINS)          BUTIONS
----                  ------         ---------     ------          -----------      ----------  -------     ------          -------
Short                 8 Mo. to
Maturity              11/30/95 (A)    $ 9.64        $ 0.40          $ 0.20           $ 0.60      $ 0.40        $  ---       $ 0.40
Gov't. - A            11/30/96          9.84          0.57           (0.03)            0.54        0.57           ---         0.57
                      11/30/97          9.81          0.56            0.01             0.57        0.56           ---         0.56
                      11/30/98          9.82          0.57            0.06             0.63        0.57           ---         0.57

Money                 11/30/94        $ 1.00        $ 0.03          $ 0.00           $ 0.03      $ 0.03        $  ---       $ 0.03
Market - A            11/30/95          1.00          0.05            0.00             0.05        0.05           ---         0.05
                      11/30/96          1.00          0.04            0.00             0.04        0.04           ---         0.04
                      11/30/97          1.00          0.04            0.00-            0.04        0.04           ---         0.04
                      11/30/98          1.00          0.04            0.00             0.04        0.04           ---         0.04

Tax-Free - A          11/30/94        $13.81        $ 0.68          $(1.34)          $(0.66)     $ 0.68        $ 0.12       $ 0.80
                      11/30/95         12.35          0.67            1.27             1.94        0.67           ---         0.67
                      11/30/96         13.62          0.65           (0.09)            0.56        0.65           ---         0.65
                      11/30/97         13.53          0.65            0.24             0.89        0.65          0.13         0.78
                      11/30/98         13.64          0.65            0.33             0.98        0.65          0.19         0.84

New York - A          8 Mo. to
                      11/30/95(A)     $11.19        $ 0.36          $ 0.53           $ 0.89      $ 0.36        $  ---       $ 0.36
                      11/30/96         11.72          0.53             ---             0.53        0.53           ---         0.53
                      11/30/97         11.72          0.60            0.25             0.85        0.60          0.09         0.69
                      11/30/98         11.88          0.62            0.34             0.96        0.62          0.03         0.65

Pennsyl-              11/30/94        $13.57        $ 0.64          $(1.28)          $(0.64)     $ 0.64        $  ---       $ 0.64
vania                 11/30/95         12.29          0.66            1.11             1.77        0.66           ---         0.66
- A                   11/30/96         13.40          0.66           (0.03)            0.63        0.66          0.08         0.74
                      11/30/97         13.29          0.64            0.13             0.77        0.64          0.08         0.72
                      11/30/98         13.34          0.63            0.26             0.89        0.63          0.12         0.75

Common                8 Mo. To
Stock - B             11/30/96(B)     $35.43        $ 0.22          $ 5.05           $ 5.27      $ 0.13        $  ---       $ 0.13
                      11/30/97         40.57          0.27            6.99             7.26        0.26          3.54         3.80
                      11/30/98         44.03          0.07            5.19             5.26        0.13          4.69         4.82

Balanced - B          8 Mo. To
                      11/30/96(B)     $17.09        $ 0.26          $ 1.37           $ 1.63      $ 0.14        $  ---       $ 0.14
                      11/30/97         18.58          0.42            2.18             2.60        0.41          0.45         0.86
                      11/30/98         20.32          0.38            1.77             2.15        0.40          1.16         1.56

Growth - B            11 Mo. to
                      11/30/98(E)     $13.08        $(0.17)         $ 1.61           $ 1.44      $  ---        $  ---       $  ---

Small                 8 Mo. To
Company - B           11/30/96(B)     $ 4.82        $(0.03)         $ 0.33           $ 0.30      $  ---        $  ---       $  ---
                      11/30/97          5.12         (0.03)           1.13             1.10         ---          0.04         0.04
                      11/30/98          6.18         (0.03)           0.11             0.08         ---          0.75         0.75

World - B             11 Mo. to
                      11/30/96(B)     $14.49        $(0.08)         $ 1.17           $ 1.09      $  ---        $  ---       $  ---
                      11/30/97         15.58          0.01            1.74             1.75        0.04          0.24         0.28
                      11/30/98         17.05          0.04            1.47             1.51         ---          0.64         0.64

                                                                                                            RATIO OF NET
                                                                                                            INVESTMENT
                                                                              RATIO OF                      INCOME TO
                                                                              EXPENSES TO     RATIO         AVG. NET
                        NET ASSET               NET ASSETS AT    RATIO OF     AVERAGE NET     OF NET        ASSETS BEFORE
                        VALUE,      TOTAL       END OF           EXPENSES TO  ASSETS BEFORE   INCOME TO     VOLUNTARY EX-  PORTFOLIO
                        END OF      RETURN*     PERIOD (000      AVERAGE NET  EXPENSE         AVG. NET      PENSE REIM-    TURNOVER
FUND                    PERIOD      (%)         OMITTED)         ASSETS (%)   REDUCTION**(%)  ASSETS (%)    BURSEMENTS     RATE (%)
----                    ------      ---         --------         ----------   --------------  ----------    ----------     -------
Short Maturity          $ 9.84       6.3#        $ 28,417          1.00+          1.38+         6.07+           5.76           58
Gov't. - A                9.81       5.6           36,474          1.00           1.20          6.09            5.93          120
                          9.82       6.0           45,044          1.00           1.18          6.20            6.14           61
                          9.88       6.6           68,346           .82           1.12          6.04            5.76          229

Money                   $ 1.00       3.1         $ 75,301          0.81           0.81          3.01            ----         ----
Market - A                1.00       5.0           80,664          0.81           0.82          4.83            ----         ----
                          1.00       4.6           80,804          0.78           0.78          4.38            ----         ----
                          1.00       4.6           85,911          0.76           0.77          4.46            ----         ----
                          1.00       4.6           98,113          0.72           0.73          4.47            ----         ----

Tax-Free - A            $12.35      (5.1)        $ 99,935          0.75           0.94          5.11            4.92           92
                         13.62      16.0          110,506          0.90           0.99          5.06            5.00          112
                         13.53       4.3           99,967          0.94           0.97          4.86            4.86          112
                         13.64       6.9           87,935          0.91           0.95          4.84            4.84           47
                         13.78       7.4           88,683          0.74           0.92          4.77            4.59           37

New York - A            $11.72       8.1#         $ 5,332          1.22+          1.29+         4.60+           4.60+          32
                         11.72       4.8            5,749          1.04           1.10          4.65            4.65           48
                         11.88       7.7            7,704          0.30           1.09          5.31            4.57           21
                         12.19       8.3           11,978          ----           1.01          5.17            4.19            6

Pennsyl-                $12.29      (4.9)        $ 31,172          1.30           1.30          4.84            4.84           56
vania - A                13.40      14.8           34,975          0.97           1.36          5.14            4.78           80
                         13.29       5.0           35,545          0.75           1.37          5.07            4.48           56
                         13.34       6.1           34,844          0.85           1.34          4.86            4.41           28
                         13.48       6.9           34,720          0.77           1.31          4.65            4.14           50

Common                  $40.57      14.9#        $ 27,257          1.91+          1.92+         0.80+           ----           22
Stock - B                44.03      19.9           77,299          1.79           1.80          0.66            ----           24
                         44.47      13.4          129,966          1.81           1.81          0.19            ----           28

Balanced - B            $18.58       9.6#        $ 10,948          2.12+          2.13+         2.21+           ----           83
                         20.32      14.6           26,593          1.88           1.89          2.21            ----           63
                         20.91      11.3           46,946          1.89           1.90          1.91            ----           81

Growth - B              $14.52      11.0#           3,841          2.27+          2.29+        (1.24)+          ----           97

Small                   $ 5.12       6.2#        $  1,943          2.62+          2.64+        (0.91)+          ----           60
Company - B               6.18      21.6            7,656          2.35           2.36         (0.62)           ----           45
                          5.51       1.7           12,103          2.24           2.25         (1.00)           ----           45

World - B               $15.58       7.5#        $  3,188          2.56+          2.59+        (0.19)+          ----           14
                         17.05      11.5           10,121          2.16           2.18          0.23            ----           21
                         17.92       9.2           18,163          2.23           2.25          0.19            ----           12


For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

------------------------------------------------------------------------------------------------------------------------------------

   Income From Investment Operations                                                                         Less Distributions
====================================================================================================================================

                                                          NET GAINS OR
                                                          LOSSES ON
                    FISCAL       NET ASSET  NET           SECURITIES (BOTH                 DIVIDENDS
                    YEAR         VALUE,     INVESTMENT    REALIZED           TOTAL FROM    (FROM NET    DISTRIBUTIONS   TOTAL
                    (PERIOD      BEGINNING  INCOME        AND                INVESTMENT    INVESTMENT   (FROM CAPITAL   DISTRI-
FUND                ENDED)       OF PERIOD  (LOSS)        UNREALIZED)        OPERATIONS    INCOME)      GAINS)          BUTIONS
-----               ----------   ---------  ----------    -----------------  ----------    -----------  -------------   -------
High Yield          5 Mo. To
- B                 11/30/97(C)  $10.00     $ 0.32         $  0.39           $ 0.71        $0.31        $ ---           $0.31
                    11/30/98      10.40       0.84           (0.57)            0.27         0.84         0.09            0.93

Bond - B            8 Mo. To
                    11/30/96(B)  $ 6.30     $ 0.21         $  0.06           $ 0.27        $0.21        $ ---           $0.21
                    11/30/97       6.36       0.34            0.02             0.36         0.34          ---            0.34
                    11/30/98       6.38       0.34            0.08             0.42         0.34          ---            0.34

Money               8 Mo. To
Market - B          11/30/96(B)  $ 1.00     $ 0.03         $   ---           $ 0.03        $0.03        $ ---           $0.03
                    11/30/97       1.00       0.05             ---             0.05         0.05          ---            0.05
                    11/30/98       1.00       0.04             ---             0.04         0.04          ---            0.04

Common Stock - C    7 mo. to
                    11/30/98(D)  $45.23     $ 0.06         $ (0.71)          $(0.65)       $0.03        $ ---           $0.03


Balanced - C        7 mo. to
                    11/30/98(D)  $20.87     $ 0.20         $ (0.01)          $ 0.19        $0.16        $ ---           $0.16


World - C           7 mo. to
                    11/30/98(D)  $19.57     $(0.02)        $ (1.50)          $(1.52)       $ ---        $ ---           $ ---


High Yield - C      7 mo. to
                    11/30/98(D)  $10.70     $ 0.41         $ (0.91)          $(0.50)       $0.45        $ ---           $0.45
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
====================================================================================================================================

                                                                                                        INVESTMENT
                                                                          RATIO OF                      INCOME TO
                                                                          EXPENSES TO      RATIO        AVG. NET
                     NET ASSET             NET ASSETS AT   RATIO OF       AVERAGE NET      OF NET       ASSETS BEFORE
                     VALUE,     TOTAL      END OF          EXPENSES TO    ASSETS BEFORE    INCOME TO    VOLUNTARY EX-  PORTFOLIO
                     END OF     RETURN*    PERIOD (000     AVERAGE NET    EXPENSE          AVG. NET     PENSE REIM--   TURNOVER
FUND                 PERIOD     (%)        OMITTED)        ASSETS (%)     REDUCTION**(%)   ASSETS (%)   BURSEMENTS     RATE  (%)
----                 ---------  -------    -------------   -----------    -------------    ---------    -------------  ---------
High Yield -B           $10.40      7.2#        $ 33,808          1.30+            1.34+        7.70+            ----      133
                          9.74      2.4           55,911          1.49             1.52         8.19             ----      139

Bond - B                $ 6.36      4.5#        $  4,714          2.16+            2.18+        5.28+            5.28+     176
                          6.38      5.9            8,115          1.87             1.90         5.46             5.46      130
                          6.46      6.8           16,601          1.64             1.84         5.40             5.22      147

Money                   $ 1.00      3.0#        $  3,160          0.76+            0.77+        4.40+            ----      ---
Market - B                1.00      4.7            3,434          0.73             0.73         4.50             ----      ---
                          1.00      4.5            4,422          0.77             0.78         4.42             ----      ---

Common Stock - C        $44.55     (1.4)#       $  5,358          1.92+            1.92+        0.08+            ----       28


Balanced - C            $20.90      0.9#        $  1,523          2.17+            2.18+        1.63+            ----       81


World - C
                        $18.05     (7.8)#       $  1,013          2.20+            2.21+        0.23+            ----       12

High Yield -
Yield - C               $ 9.75     (4.7)#       $  1,956          2.05+            2.06+        7.63+            ----      139

_____________________________________________________________
(A)  Commenced operations March 27, 1995.
(B)  Commenced operations April 1, 1996.
(C)  Commenced operations June 23, 1997
(D)  Commenced operations May 4, 1998
(E)  Commenced operations January 12, 1998
+    Annualized.
#    Not annualized.

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earnings credits that are received from the custodian and dividend paying agent on cash balances.

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

                              THE SENTINEL FUNDS
Shareholder Reports

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected investment performance of each of the Funds during its last fiscal year. You may obtain copies of these reports at no cost by calling 1-800-282-FUND (3863).

The Funds will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account at no cost, call Sentinel Service at 1-800-282-FUND (3863).

Statement of Additional Information

The Funds' Statement of Additional Information contains further information about the Funds and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Funds at the address shown below or by calling 1-800-282-FUND (3863). Please contact your registered representative or the Funds if you have any questions.

The Funds' Statement of Additional Information is also available at the Funds' website at www.sentinelfunds.com. Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may
                                             ------------------
be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

                    THE SENTINEL FUNDS
                    National Life Drive
                    Montpelier, VT 05604

INVESTMENT ADVISOR                         COUNSEL
Sentinel Advisors Company                  Brown & Wood LLP
National Life Drive                        One World Trade Center
Montpelier, VT 05604                       New York, NY 10048

PRINCIPAL UNDERWRITER                      INDEPENDENT ACCOUNTANTS
Sentinel Financial Services Company        PricewaterhouseCoopers LLP
National Life Drive                        1177 Avenue of the Americas
Montpelier, VT 05604                       New York, NY 10036

TRANSFER AGENT, SHAREHOLDER SERVICING      CUSTODIAN AND DIVIDEND PAYING AGENT
AGENT AND ADMINISTRATOR                    *Investors Fiduciary Trust Company
Sentinel Administrative Service Company    127 West 10/th/ Street
*National Life Drive                       Kansas City, MO 64105
Montpelier, VT 05604
800-282-FUND (3863)

                                                                              64

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

------------
* All mail and correspondence should be sent to Sentinel Administrative Service Company, P. O. Box 1499, Montpelier, VT 05601-1499

Investment Company Act files #811- 214, and #811- 4781.

                                                                              65

For information and assistance call your Financial Advisor or Investor Services
at 1-800-282-FUND (3863)                                                       1
                                                                      Prospectus

                      STATEMENT OF ADDITIONAL INFORMATION

                                MARCH 29, 1999


                              THE SENTINEL FUNDS
                              NATIONAL LIFE DRIVE
                           MONTPELIER, VERMONT 05604
                             (800) 282-FUND (3863)



Sentinel Common Stock Fund (the "Common Stock Fund")
Sentinel Balanced Fund (the "Balanced Fund")
Sentinel Growth Fund (the "Growth Fund")
Sentinel Small Company Fund (the "Small Company Fund")
Sentinel World Fund (the "World Fund")
Sentinel High Yield Bond Fund (the "High Yield Fund")
Sentinel Bond Fund (the "Bond Fund")
Sentinel Government Securities Fund (the "Government Securities Fund")
Sentinel Short Maturity Government Fund (the "Short Maturity Government Fund") Sentinel U.S. Treasury Money Market Fund (the "Money Market Fund")
Sentinel Tax-Free Income Fund (the "Tax-Free Income Fund")
Sentinel New York Tax-Free Income Fund (the "New York Fund")
Sentinel Pennsylvania Tax-Free Trust (the "Pennsylvania Fund")


Each of SENTINEL GROUP FUNDS, INC. (the "Company") and the Pennsylvania Fund is a managed, open-end investment company, which continuously offers its shares to investors. The Company consists of twelve separate and distinct funds, eleven of which are diversified (the New York Fund being non-diversified), and the Pennsylvania Fund is a separate, non-diversified fund. The twelve funds of the Company and the Pennsylvania Fund are referred to hereinafter collectively as the "Funds", and individually as a "Fund". The Funds are described in a Prospectus of the Funds dated March 29, 1999 (the "Prospectus"). Each of the Funds has different investment objectives and risk characteristics.

Sentinel Advisors Company (the "Advisor") acts as the investment advisor to the Funds. Shares of the Funds are distributed by Sentinel Financial Services Company ("SFSC"). Both the Advisor and SFSC are partnerships whose partners are affiliates of National Life Insurance Company ("National Life"), Provident Life Insurance Company ("Provident") and The Penn Mutual Life Insurance Company ("Penn Mutual").

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus. The Prospectus, which has been filed with the Securities and Exchange Commission (the "SEC"), can be obtained upon request and without charge by writing to the Funds at the above address, or by calling 1-800-282-FUND(3863). The Financial Statements of the Funds that are included in the Annual Report of the Funds dated November 30, 1998 have been incorporated by reference into this Statement of Additional Information. This Annual Report can be obtained in the same way as the Prospectus of the Funds. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               TABLE OF CONTENTS


                                                            PAGE
                                                            ----

The Funds .............................................
Investment Objectives and Policies ....................
Investment Restrictions ...............................
Management of the Funds ...............................
Principal Shareholders ................................
The Investment Advisor ................................
Principal Underwriter .................................
The Distribution Plans ................................
The Fund Services Agreements ..........................
Portfolio Transactions and Brokerage Commissions ......
Portfolio Turnover ....................................
Capitalization ........................................
How To Purchase Shares and Reduce Sales Charges .......
Issuance of Shares at Net Asset Value .................
Determination of Net Asset Value ......................
Computation of Maximum Offering and Redemption Prices .
Taxes..................................................
Shareholder Services ..................................
Total Return, Yield and Tax-Equivalent Yield
Information ...........................................
General Information ...................................
Financial Statements ..................................
Appendix A - Description of Bond Ratings
Appendix B - Economic and Other Conditions in
             New York
Appendix C - Economic and Financial Conditions in
             Pennsylvania

                                   THE FUNDS

    Originally incorporated in the State of Delaware on December 5, 1933 as Group Securities, Inc., the Company became a Maryland corporation on February 28, 1973. On November 30, 1973, the Company's name was changed to USLIFE Funds, Inc. On September 30, 1976, the Company's name was changed to Sentinel Group Funds, Inc.

    On March 31, 1978, Sentinel Bond Fund, Inc. (formerly Sentinel Income Fund, Inc.) and Sentinel Growth Fund, Inc., both managed, open-end, diversified investment companies incorporated in Maryland on October 24, 1968, were merged into the Company as separate classes of stock. On March 27, 1986, the Board of Directors created, as a new class of stock of the Company, the Government Securities Fund. The Board of Directors created the Tax-Free Income Fund as a new class of the Company's stock on June 14, 1990.

    The Pennsylvania Fund is a trust formed under the laws of Pennsylvania in 1986. The Fund became a member of the Sentinel Family of Funds on March 1, 1993. On that date the Advisor and SFSC became the investment advisor and distributor, respectively, to the Fund. Immediately prior to March 1, 1993, the investment advisor to the Fund was ProvidentMutual Management Co., Inc. ("PMMC"), and its distributor was ProvidentMutual Financial Services, Inc., both of which are affiliates of Provident.


    On March 1, 1993, the Company completed the acquisition of substantially all of the assets of eight ProvidentMutual Funds, and Sentinel Cash Management Fund, Inc., ("SCMF") in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on August 13, 1992 the Board of Directors authorized the creation of three new classes of stock of the Company, namely, the Small Company, World and Money Market Funds. From March 1, 1993 to March 29, 1994, the Small Company Fund's name was Sentinel Aggressive Growth Fund, and from March 29, 1994 to March 31, 1997, the Small Company Fund's name was Sentinel Emerging Growth Fund. Also on March 1, 1993, the Investment Advisory Agreement between the Company and Sentinel Advisors, Inc., ("Sentinel Advisors"), an indirect wholly-owned subsidiary of National Life, and the Distribution Agreement between the Company and Equity Services, Inc. ("ESI"), also an indirect wholly-owned subsidiary of National Life, terminated, and were replaced by the arrangements described in the Prospectus under "Management of the Funds" and "Purchase Options".

    On March 27, 1995, the Company completed the acquisition of substantially all of the assets of seven funds of The Independence Capital Group of Funds, Inc., in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on December 15, 1994, the Board of Directors authorized the creation of two new classes of stock of the Company, namely, the New York and Short Maturity Government Funds. From March 27, 1995 to February 3, 1997, the Short Maturity Government Fund's name was Sentinel Short-Intermediate Government Fund.

    On March 14, 1997, the Board of Directors of the Company authorized the creation of the High Yield Fund as a new series of the Company.


                      INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives and certain fundamental policies of each of the Funds are set forth in the Prospectus.

General Considerations
----------------------

    Each Fund is an open-end, management investment company. All Funds are diversified investment companies except the New York and Pennsylvania Funds, which are non-diversified investment companies.

    Each Fund's fundamental policies and investment objectives as they affect each such Fund cannot be changed without the approval of the lesser of (i) 67 percent or more of the voting securities of each such Fund present at a meeting if the holders of more than 50 percent of the outstanding voting securities of each such Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of each such Fund. With respect to the submission of a change in fundamental policy or investment objective of each such Fund, such matter shall be deemed to have been effectively acted upon with respect to any such Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matters, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Company. Fundamental policies adopted with respect to each Fund, except the Pennsylvania Fund and the New York Fund, provide that no Fund shall concentrate its investments in a particular industry or group of industries nor will it purchase a security if, as a result of such purchase, more than 25% of its assets will be invested in a particular industry.

Each of the Funds to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount a Fund pays for securities and the amount it receives upon resale is interest income to a Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. The Funds will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always will be at least equal to 102% of the repurchase price. The Advisor will monitor on a continuing basis the creditworthiness of all parties with which it might enter into repurchase agreements and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.

Considerations Applicable to the Fixed-Income Funds
---------------------------------------------------

    Each of the Bond Fund and the fixed income portion of the Balanced Fund may invest up to 20% of its total assets, and each of the New York Fund and the Tax-Free Income Fund may invest up to 5% of its total assets, in debt securities which are rated below "investment grade", i.e., lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Ratings Services ("Standard & Poor's") or which, in the Advisor's judgment, possess similar credit characteristics. See Appendix A - "Description of Bond Ratings" for additional information regarding ratings of debt securities. The Advisor considers the ratings assigned by Standard & Poor's or Moody's as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor's and Moody's to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in such securities will be made only when in the judgment of the Advisor, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The Funds do not intend to purchase debt securities that are in default or which the Advisor believes will be in default. The risks of below-investment grade securities are described further in the Prospectus under "Details About the Funds' Investment Objectives, Principal Investment Strategies and Related Risks - General Information Relevant to the Investment Practices of the Funds, and Associated Risks - Information Relevant to the Fixed Income Funds - Risks of Lower Quality Bonds" on pages.

    When Issued Purchases. The High Yield, Bond, New York, Pennsylvania, Tax-Free Income, Government Securities and Short Maturity Government Funds and the bond portion of the Balanced Fund may purchase bonds on a when issued or delayed-delivery basis. Delivery of and payment for these bonds could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for these bonds. However, when the Fund makes a commitment to purchase the bonds, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the bonds, but may sell those bonds before settlement date if Sentinel Advisors or Evergreen believes that would benefit shareholders. When a Fund purchases bonds on a when issued or delayed-delivery basis, it will provide its custodian with enough cash or short-term investments to pay the purchase price of these bonds upon delivery. This policy ensures that when issued or delayed-delivery purchases will not be used as a form of borrowing to make investments.

    As stated in the Prospectus, the High Yield Fund may invest in Rule 144A Securities and corporate loans; however, the High Yield Fund's investment in illiquid securities is limited to 15% of its net assets. The Bond Fund may not invest in illiquid securities, but may invest Rule 144A Securities to the extent deemed to be liquid under the policies and procedures discussed below. In promulgating Rule 144A under the Securities Act, the Securities and Exchange Commission ("SEC") stated that although the ultimate responsibility for liquidity determinations rests with a fund's board of directors, the board may delegate the day-to-day function of determining liquidity to the investment advisor provided the board retains sufficient oversight. The Board of Directors of the Company will consider the adoption of policies and procedures for the Bond Fund and the High Yield Fund for the purpose of determining whether Rule 144A Securities and, in the case of the High Yield Fund only, corporate loans, in which such Fund proposes to invest are liquid or illiquid and will consider guidelines under these policies and procedures pursuant to which the Advisor will make these determinations on an ongoing basis. In making these determinations, consideration will be given to, among other things, the frequency of trades and quotes for the investment, the number of dealers willing to sell the investment and the number of potential purchasers, dealer undertakings to make a market in the investment, the nature of the investment and the time needed to dispose of the investment. The Board of Directors will review periodically purchases and sales of Rule 144A Securities by the Bond Fund and the High Yield Fund and corporate loans by the High Yield Fund.

    To the extent that liquid Rule 144A Securities or corporate loans in which the Bond Fund or the High Yield Fund invests become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the Advisor, under the supervision of the Board of Directors, will consider appropriate measures to enable the Bond Fund and the High Yield Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Considerations Applicable to the Tax-Exempt Funds
-------------------------------------------------

    As described in the Prospectus, the Tax-Free Income Fund, the Pennsylvania Fund and the New York Fund (together, the "Tax-Exempt Funds") may purchase and sell exchange-traded financial futures contracts ("financial futures contracts") to hedge their portfolios of municipal bonds against declines in the value of such securities and to hedge against increases in the cost of securities they intend to purchase. To hedge their portfolios, the Tax-Exempt Funds may take an investment position in a financial futures contract which will move in the opposite direction from the portfolio position being hedged. While the use of hedging strategies is intended to moderate capital changes in portfolio holdings and thereby reduce the volatility of the net asset value of Fund shares, the Tax-Exempt Funds anticipate that their net asset values will fluctuate. Set forth below is information concerning financial futures transactions.

    Description of Financial Futures Contracts.   A financial futures contract
    -------------------------------------------
is an agreement between two parties to buy and sell a security, or in the case of an index-based financial futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in financial futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Financial futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission (the "CFTC").

    The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the financial futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price for the futures contract fluctuates and makes the long and short positions in the futures contract more or less valuable, a process known as "mark to the market". At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the position generates a loss or a gain. In addition, a nominal commission is paid on each completed sale transaction.

    The Tax-Exempt Funds may deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (the "CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue bonds and general obligations bonds. Each bond included in the Municipal Bond Index must be rated "A" or higher by Moody's or Standard & Poor's and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

    The Municipal Bond Index financial futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under financial futures contracts through a clearing corporation, a non-profit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

    The Tax-Exempt Funds may purchase and sell financial futures contracts on U.S. Government Securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government Securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Tax-Exempt Funds may purchase and write call and put options on financial futures contracts on U.S. Government Securities in connection with their hedging strategies.

    The Tax-Exempt Funds also may engage in other financial futures contracts transactions, such as financial futures contracts on other municipal bond indices which may become available, if the Advisor should determine that there is normally a sufficient correlation between the prices of such financial futures contracts and the municipal bonds in which the Tax-Exempt Funds invest to make such hedging appropriate.

    Futures Strategies.  A Tax-Exempt Fund may sell a financial futures contract
    -------------------
(i.e., assume a short position) in anticipation of a decline in the value of their investments in municipal bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such municipal bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Funds' portfolio securities as a result of the shortening of maturities. The sale of financial futures contracts provides an alternative means of hedging against declines in the value of their investments in municipal bonds. As such values decline, the value of the Funds' positions in the financial futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Funds' municipal bond investments which are being hedged. While the Tax-Exempt Funds will incur commission expenses in selling and closing out financial futures contract positions, commissions on financial futures contract transactions are lower than transaction costs incurred in the purchase and sale of municipal bonds. In addition, the ability to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities, due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Funds. Employing futures as a hedge also may permit the Tax-Exempt Funds to assume a defensive posture without reducing the yield on their investments beyond any amounts required to engage in futures trading.

    When the Tax-Exempt Funds intend to purchase municipal bonds, they may purchase financial futures contracts as a hedge against any increase in the cost of such municipal bonds, resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the municipal bonds and the financial futures contracts, subsequent increases in the cost of municipal bonds should be reflected in the value of the futures held by the Tax-Exempt Funds. As such purchases are made, an equivalent amount of financial futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a financial futures contract position may be terminated without a corresponding purchase of portfolio securities.

    Call Options on Financial Futures Contracts.  The Tax-Exempt Funds also may
    --------------------------------------------
purchase and sell exchange-traded call and put options on financial futures contracts on U.S. Government Securities. The purchase of a call option on a financial futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the financial futures contract on which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the financial futures contract or the underlying debt securities. Like the purchase of a financial futures contract, a Tax-Exempt Fund will purchase a call option on a financial futures contract to hedge against a margin advance when it is not fully invested.

    The writing of a call option on a financial futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the financial futures contract. If the futures price at expiration is below the exercise price, the Tax-Exempt Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

    Put Options on Financial Futures Contracts.   The purchase of a put option
    -------------------------------------------
on a financial futures contract is analogous to the purchase of a protective put option on a portfolio security. The Tax-Exempt Funds may purchase put options on financial futures contracts to hedge the Funds' portfolios against the risk of rising interest rates.

    The writing of a put option on a financial futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Tax-Exempt Funds will retain the full amount of the option premium which provides a partial hedge against any increase in the price of municipal bonds which the Funds intend to purchase.

    The writer of an option on a financial futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to financial futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a financial futures contract involves risks similar to those relating to financial futures contracts.

    Restrictions on Use of Futures Transactions.   Regulations of the CFTC
    --------------------------------------------
applicable to the Tax-Exempt Funds provide that the Tax-Exempt Funds may purchase and sell financial futures contracts and options thereon either (a) for bona fide hedging purposes or (b) for non-hedging purposes, provided that the aggregate initial margins and premiums required to establish positions in such contracts and options do not exceed 5% of the liquidation value of a Tax-Exempt Fund's portfolio assets after taking into account any unrealized profits and losses on such contracts or options. (However, as stated above, the Tax-Exempt Funds intend to engage in futures and options transactions for hedging purposes only.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

    When the Tax-Exempt Funds purchase a financial futures contract or a call option with respect thereto or write a put option on a financial futures contract, an amount of cash, cash equivalents or short-term, high-grade, fixed-income securities will be deposited in a segregated account with the Funds' custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of their broker, equals the market value of the financial futures contract, thereby ensuring that the use of such futures is unleveraged.

    Risk Factors in Futures and Options Transactions.  Investment in financial
    -------------------------------------------------
futures contracts involves the risk of imperfect correlation between movements in the price of the financial futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the financial futures contract moves more than the price of the hedged security, the Tax-Exempt Funds will experience either a loss or gain on the financial futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Tax-Exempt Funds may purchase or sell financial futures contracts in a greater dollar amount than the hedged securities if the volatility of the price of the hedged securities is historically greater than that of the financial futures contracts. Conversely, the Tax-Exempt Funds may purchase or sell fewer financial futures contracts if the volatility of the price of the hedged securities is historically less than that of the financial futures contracts.

    The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Tax-Exempt Funds. As a result, each Fund's ability to hedge effectively all or a portion of the value of its municipal bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the municipal bonds held by that Fund. The correlation may be affected by disparities in the average maturity, ratings, geographic mix or structure of such Fund's investments as compared to those comprising the Municipal Bond Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between financial futures contracts on U.S. Government Securities and the municipal bonds held by the Tax-Exempt Funds may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such financial futures contracts and the prices of the municipal bonds held by the Tax-Exempt Funds may be greater.

    The Tax-Exempt Funds expect to liquidate a majority of the financial futures contracts they enter into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular financial futures contract at any specific time. Thus, it may not be possible to close out a financial futures contract position. In the event of adverse price movements, the Tax-Exempt Funds would continue to be required to make daily cash payments of variation margin. In such situations, if a Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out financial futures contract positions also could have an adverse impact on a Fund's ability to hedge effectively its investments in municipal bonds. The Tax-Exempt Funds will enter into a financial futures contract position only if, in the judgment of the Advisor, there appears to be an actively traded secondary market for such financial futures contracts.

    The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open financial futures contract positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

    The successful use of transactions in futures and related options also depends on the ability of the Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a financial futures contract or option is held by the Tax-Exempt Funds or such rates move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

    Because of low initial margin deposits made on the opening of a financial futures contract position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the financial futures contracts can result in substantial unrealized gains or losses. Because the Tax-Exempt Funds will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Funds or decreases in the price of securities that the Funds intend to acquire.

    The amount of risk the Tax-Exempt Funds assume when they purchase an option on a financial futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a financial futures contract also entails the risk that changes in the value of the underlying financial futures contract will not be fully reflected in the value of the option purchased.

    Municipal Bond Index financial futures contracts only recently have been approved for trading and therefore have little trading history. It is possible that trading in such financial futures contracts will be less liquid than trading in other futures contracts. The trading of financial futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

    Tax-Exempt Obligations.   The Tax-Exempt Funds may invest in municipal
    -----------------------
obligations that constitute "private activity bonds" under the Internal Revenue Code of 1986, as amended (the "Code") which may subject certain investors to an alternative minimum tax ("AMT"). The provisions of the Code relating to private activity bonds generally apply to bonds issued after August 15, 1986, with certain transitional rule exemptions. Private activity bonds are eligible for purchase by the Tax-Exempt Funds provided that the interest paid thereon qualifies as exempt from federal income taxes (and in the case of the New York and Pennsylvania Funds, New York State and City, and Pennsylvania, personal income taxes, respectively). It is the position of the SEC and the Funds that municipal obligations that generate income subject to the AMT should not be counted as tax-exempt for the purpose of determining whether 80% of a Fund's net assets are invested in tax-exempt obligations.

    Tax-exempt obligations held by the Tax-Exempt Funds generally will consist of investment grade municipal obligations with maturities of longer than one year. Long-term obligations normally are subject to greater market fluctuations as a result of changes in interest rates and market conditions than are short-term obligations. The two principal classifications of municipal obligations which may be held by the Tax-Exempt Funds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power in support of the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Tax-exempt private activity bonds (including industrial development bonds) are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds usually is related directly to the credit standing of the corporate user of the facility involved. In addition, the Tax-Exempt Funds may invest in short-term municipal obligations (commonly referred to as municipal notes). Municipal notes often are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include variable and floating rate demand obligations, tax anticipation notes, revenue anticipation notes, construction loan notes and bond anticipation notes.

    The Pennsylvania Fund will attempt to invest 100% of its assets in Pennsylvania obligations, and the New York Fund will attempt to invest 100% of its assets in New York obligations. As a matter of fundamental policy, the Pennsylvania and New York Funds, under normal market conditions, will invest at least 80% of their net assets in tax-exempt Pennsylvania obligations or New York obligations, respectively, in each case which are rated within the top four rating categories by a nationally recognized statistical rating organization or, if not rated, which, in the opinion of the Advisor, possess equivalent investment characteristics. The fourth grade is considered medium-grade and has speculative characteristics. The Pennsylvania Fund may invest up to 25% of its assets in securities rated at this fourth grade, and the New York Fund may invest without limitation in securities rated at this fourth grade. These bond ratings are described in Appendix A.

    During temporary defensive periods when, in the Advisor's opinion, suitable Pennsylvania or New York obligations are unavailable, or the Advisor anticipates an increase in interest rates, the Pennsylvania and New York Funds may invest not more than 20% of their assets in obligations, the interest on which is exempt only from federal income taxes (such as obligations issued by states other than Pennsylvania or New York, respectively) or is exempt only from Pennsylvania or New York personal income taxes, respectively (such as obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities). Moreover, under such conditions, all three Tax-Exempt Funds may make temporary investments in high-quality obligations, the interest on which is not exempt from either federal or any state personal income taxes.
Such investments will consist of debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest categories of either Standard & Poor's or Moody's, certificates of deposit, banker's acceptances, or repurchase agreements.

    Variable or Floating Rate Notes.   The Tax-Exempt Funds may invest in
    --------------------------------
variable or floating rate demand obligations, which are securities that provide for adjustment in their interest rates at intervals ranging from daily to up to one year based upon prevailing market rates for similar investments and an adjustment formula that is intended to maintain the market value of the security at par. These obligations normally have a stated maturity in excess of one year but permit the holder to demand repayment of principal plus payment of accrued interest at any time upon a specified number of days' notice. The Tax-Exempt Funds will have the right to receive repayment of principal and payment of accrued interest within seven days. Some notes may be rated by credit rating agencies but unrated notes purchased by the Funds, in the Advisor's opinion, will be of comparable quality at the time of purchase to instruments that are rated as high quality. Where necessary to ensure that an unrated note is of high quality, the Funds will require that the issuer's obligation to pay the principal of the note be backed by an unconditional domestic or foreign bank letter or line of credit, guarantee or commitment to lend. In such a case, the quality of the bank will be looked to for purposes of satisfying the Funds' quality standards. In addition, the Advisor will consider that foreign banks are not subject to the same regulations as are domestic banks and may be involved in different business activities and have different risks. Although there may be no active secondary market for a particular instrument, the Funds may, upon notice, exercise a note's demand feature or resell the note at any time to a third party. If a significant portion of a Fund's assets were invested in notes of a single issuer, however, the issuer's ability to meet the demand feature could affect that Fund's liquidity. Included in the variable and floating rate demand instruments that the Tax-Exempt Funds may purchase are participations in municipal obligations purchased from and owned by financial institutions, primarily banks, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income taxes and in the case of the New York and Pennsylvania Funds, New York State and City, and Pennsylvania, personal income taxes, respectively. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

    Municipal Bond Insurance.   Certain of the municipal obligations held in the
    -------------------------
portfolios of the Tax-Exempt Funds may be insured. Different types of such insurance include a "New Issue Insurance Policy", a "Mutual Fund Insurance Policy" or a "Secondary Market Insurance Policy".

    A New Issue Insurance Policy is obtained by the issuer of the securities, and all premiums for such a policy are paid in advance by the issuer. Such policies are generally used by an issuer to increase the credit rating of a lower-rated security, and therefore may increase both the purchase price and the subsequent resale value of a security for a Fund's portfolio. They are non-cancellable and continue in force as long as the securities are outstanding and the respective insurers remain in business. Premiums for issuer insurance are paid in advance by the issuer and are reflected in a somewhat higher purchase price paid by the Tax-Exempt

Funds for these obligations. The creditworthiness of the issuer will be evaluated in order to determine its ability to meet its obligations to pay interest and repay principal. The insurance covers the event that the issuer defaults on an interest payment or principal repayment; if this occurs, the insurer will be notified and will make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. These insurance policies do not protect bondholders from adverse changes in interest rates.

    A Mutual Fund Insurance Policy is used to guarantee specific bonds only while owned by a mutual fund. If a Fund were to purchase such a policy, payment of the annual premiums would reduce such Fund's current yield. The Tax-Exempt Funds have no plans to purchase a Mutual Fund Insurance Policy at this time.

    A Secondary Market Insurance Policy is purchased by an investor subsequent to a security's issuance and generally insures a particular security for the remainder of its term. The Tax-Exempt Funds may purchase securities which already have been insured under a Secondary Market Insurance Policy by a prior investor, or such Funds may purchase such a policy from a vendor providing such a service.

    Other Matters Specific to the New York Fund.  The New York Fund is a non-
    -------------------------------------------
diversified series of the Company under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, the New York Fund could invest all of its assets in securities of a single issuer. However, as the Fund intends to comply with Subchapter M of the Code, at least 50% of its total assets must be comprised of individual issues, each of which represents no more than 5% of such Fund's total assets and not more than 10% of the issuer's outstanding voting securities. Those issues which represent more than 5% of the New York Fund's total assets must be limited in the aggregate to 50% of such Fund's total assets, provided, however, that no more than 25% of the Fund's total assets may be invested in any one issuer. For these purposes, a security is considered to be issued by the governmental entity (or entities) whose assets or revenues back the security, or with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In accordance with SEC regulations, the guarantor of a guaranteed security may be considered to be an issuer in connection with such guarantee. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the New York Fund is more susceptible to economic, political and regulatory developments and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject its net asset value per share to greater fluctuations.

    Because the New York Fund invests at least 80% of its assets in New York obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the State of New York. See Appendix B - "Economic Conditions in New York" for additional information regarding these factors.

    Other Matters Specific to the Pennsylvania Fund.   The Pennsylvania Fund is
    -----------------------------------------------
registered as a non-diversified, open-end investment company under the 1940 Act. Therefore, the Pennsylvania Fund could invest all of its assets in securities of a single issuer. However, as the Pennsylvania Fund also intends to comply with Subchapter M of the Code, it must observe the same diversification restrictions set forth in the preceding section for the New York Fund. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the Pennsylvania Fund is also more susceptible to economic, political and regulatory developments, and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject the Pennsylvania Fund's net asset value per share to greater fluctuations.

    Because the Pennsylvania Fund invests at least 80% of its assets in Pennsylvania obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the Commonwealth of Pennsylvania. See Appendix C - "Economic Conditions in Pennsylvania" for additional information regarding these factors.

    The Pennsylvania Fund's portfolio turnover rate generally will not exceed 100%. A portfolio turnover rate of 100% or higher will result in higher transaction costs, which must be borne directly by the Pennsylvania Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains, and possibly interest income, representing accrued market discount. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

    In addition, the Pennsylvania Fund does not intend to (i) invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein, or (ii) invest in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years. The Pennsylvania Fund would seek to notify shareholders before changing any of these policies.

Considerations Applicable to the World Fund
-------------------------------------------

    Foreign Currency Transactions.   The value of the assets of the World Fund
    ------------------------------
as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

    The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation by the Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio securities or prevent loss if the prices of such securities should decline.

    The World Fund may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions; in this manner the Fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

    Second, when the Advisor or INVESCO Capital Management, Inc., the World Fund's sub-advisor ("INVESCO") believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of those securities may change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Advisor does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interest of the Fund. The Fund's custodian bank segregates cash or equity or debt securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into under the second circumstance. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. Under normal circumstances, the Fund expects that any appreciation (depreciation) on such forward exchange contracts will be offset approximately by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

    The Fund will recognize the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Fund's net assets on a daily basis, thereby providing an appropriate measure of the Fund's financial position and changes in financial position.

Foreign Securities for Funds other than the World Fund
------------------------------------------------------

    Before foreign securities are purchased for Funds other than the World Fund, the differences between them and U.S. securities are considered. This includes possible differences in taxation, regulation, trading volume and currency controls, the possibility of expropriation and lack of uniform accounting and reporting standards. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities.

                            INVESTMENT RESTRICTIONS

    The Company. Certain By-Laws of the Company, which may be changed only by a shareholder vote, prohibit the purchase of the securities of any company not in operation continuously for at least three years (including any predecessor company) and, except for U.S. Government Securities and obligations of the government of Canada, forbid the purchase of the securities of any one issuer, if the market value of such securities exceeds 5% of the total market value of all of the Company's securities and cash.

    The Company's Board of Directors has also adopted a policy under which each of the Common Stock Fund, Balanced Fund, Growth Fund and Bond Fund cannot purchase securities of any one issuer if the market value of such securities exceeds 5% of the total market value of each such Fund's securities and cash.

    It is also a fundamental policy of the Company that it may not borrow money, except from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and it may not purchase securities on margin. Also, the Company may not lend its cash or securities, may not deal in real estate, may not act as underwriter of securities issued by others, and may not purchase from or sell to any officer, director or employee of the Company, or the Advisor or underwriter, or any of their officers or directors, any securities other than shares of the Company's capital stock.
None of its Funds may deal in options, commodities or commodities contracts except to the extent the Tax-Exempt Funds or the High Yield Fund may enter into futures transactions and related options for hedging purposes as described above. None of the Funds may invest in oil, gas or other mineral exploration or development programs or leases. None of the Funds will invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

    The Company's By-Laws also prohibit the purchase or retention of the securities of any one issuer if officers and directors of the Company, its Advisor or underwriter owning individually more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer.

    The Company may not purchase more than 10% of the voting securities of any issuer. The Company may not invest in companies for purposes of exercising control or management and may not invest in any securities of any issuer which the Company is restricted from selling to the public without registration under the Securities Act of 1933. It also may not purchase for any Fund securities of any issuer beyond a market value of 5% of such Fund's net assets, and may not invest in securities which are not readily marketable. The Company may not make short sales of securities.

    Although not a fundamental policy, so long as the Common Stock Fund is used as the underlying investment vehicle for a National Life separate account, it is the view of management that its investment policies will be affected by insurance laws of certain states, principally New York, which, among other things, may limit most of the Common Stock Fund's investment in common stocks to the common stocks of listed companies meeting certain earnings tests. These essentially are qualitative limitations imposed upon the investments of life insurance companies in order to reduce the risk of loss.

    Restrictions and policies established by resolution of the directors may be changed by the Board, with any material changes to be reported to shareholders. Those presently in effect provide that under circumstances that the directors with the advice of independent investment counsel determine to be extraordinary, assets of all Funds may be invested entirely or in part in U.S. Government Securities or an agency thereof, or held as cash deposits in a bank or trust company having resources of not less than $2,000,000. The securities of foreign companies or governments may be selected as being suitable for one or more of the Funds.

    The Pennsylvania Fund.  The following investment limitations are applicable
    ---------------------
to the Pennsylvania Fund, and may not be changed without a vote of the Pennsylvania Fund's shareholders.

    The Pennsylvania Fund may not:

    1. Purchase or sell real estate, except that the Fund may invest in municipal obligations which are secured by real estate or interests therein.

    2. Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies.

    3. Underwrite the securities of other issuers, except to the extent that the acquisition or disposition of municipal obligations or other securities directly from the issuer thereof in accordance with the Fund's investment objective and policies might be deemed to be an underwriting.

    4.  Purchase securities of companies for the purpose of exercising control.

    5. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    6. Purchase securities on margin, make short sales of securities or maintain a short position, provided that the Fund may enter into futures contracts.

    7. Issue senior securities except insofar as borrowing in accordance with the Fund's investment objective and policies might be considered to result in the issuance of a senior security; provided that the Fund may enter into futures contracts.

    8. Invest in or sell interests in oil, gas or other mineral exploration development programs.

    9. Invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations.

    The above investment limitations are considered at the time that portfolio securities are purchased.

    If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

    In order to permit the sale of Pennsylvania Fund shares in certain states, the Pennsylvania Fund may make commitments more restrictive than the investment policies and limitations described above. Should the Pennsylvania Fund determine that any such commitment is no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of its shares in the state involved.

                            MANAGEMENT OF THE FUNDS

    Management is made up of (i) the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees, which consist of the same thirteen individuals and which are responsible for the Funds' operations; (ii) the officers of the Company and the Pennsylvania Funds, who are responsible to the Boards; and (iii) the Advisor which, under agreements with the Company and the Pennsylvania Fund, supervises and assists in the management of the Funds and the purchase and sale of securities. In addition, the Advisor has retained the services of INVESCO with respect to the World Fund, and Evergreen Investment Management Company ("Evergreen") with respect to the High Yield Fund. See the "The Investment Advisor", below. Set forth below is information regarding the directors/trustees and officers of the Company and the Pennsylvania Fund, their ages and their principal occupations during the past five years. In the case of those persons who also hold positions with affiliated persons of the Funds, such positions are also indicated.

PATRICK E. WELCH * - CHAIRMAN AND DIRECTOR/TRUSTEE
National Life Drive
Montpelier, VT 05604
Age 52
National Life - Chairman and Chief Executive Officer, 1997 to present; GNA Corporation (Insurance) - Chairman of the Board, Chief Executive Officer and President of GNA Corporation - 1992 to 1996; LSW National Holdings, Inc. - Chairman and Director; National Financial Services, Inc. - President and Director; Administrative Services - Director - 1997 to present, National Life Investment Management Company, Inc., - Director - 1997 to present; Equity Services, Inc. - Director - 1997 to present; Sentinel Administrative Service Corporation - Director - 1997 to present; and National Retirement Plan Advisors, Inc.- Director - 1997 to present.


JOSEPH M. ROB* - PRESIDENT AND DIRECTOR/TRUSTEE
National Life Drive
Montpelier, Vermont  05604
Age 56
Sentinel Management Company - Chief Executive Officer, 1993 to present; Sentinel Financial Services Company - Chief Executive Officer, 1993 to present; Sentinel Administrative Services Company - Chief Executive Officer, 1993 to present; ESI
- Chairman, Chief Executive Officer, and Director, 1985 to present, President, 1997 to present; American Guaranty & Trust Company - Director, 1993 to present; LSW National Holdings, Inc. - Director, 1996 to present; Life Insurance Company of the Southwest - Director, 1996 to present.


RICHARD J. BORDA - DIRECTOR/TRUSTEE
P. O. Box 6091
Carmel, California 93923
Age 67
National Life - Former Vice Chairman of the Board, 1985 to 1990, Director, 1975 to 1991;; The Monterey Institute for International Studies - Vice Chairman, Director and Trustee, 1991 to present; Air Force Aid Society - President, 1980 to 1995.


DR. KALMAN J. COHEN - DIRECTOR/TRUSTEE
2312 Honeysuckle Court
Chapel Hill, North Carolina 27514-1711
Age 68
Distinguished Bank Research Professor Emeritus, The Fuqua School of Business, Duke University, 1993 to present; USLIFE Income Fund, Inc. - Director, 1973 to present; Sentinel Cash Management Fund, Inc. - Director, 1981 to 1993.


RICHARD D. FARMAN - DIRECTOR/TRUSTEE
555 West Fifth Street, 29th Floor
Los Angeles, California 90013-1011
Age 63
President, Chief Operating Officer and Director - Pacific Enterprises, 1993 to present; Chairman and Chief Executive Officer- Southern California Gas Company, 1989 to 1993; Chairman- KCET Public Service Television; Director and Executive Committee Member- Los Angeles Area Chamber of Commerce; Director- Union Bank; Past Chairman and Director- American Gas Association; Director- Interstate Natural Gas Association of America.

JOHN D. FEERICK - DIRECTOR/TRUSTEE
140 West 62nd Street
New York, New York  10023
Age 62
Fordham University School of Law - Dean, 1982 to present; American Home Products Corporation - Director, 1987 to present; The Association of the Bar of the City of New York - President, 1992 to 1994;


RICHARD I. JOHANNESEN, JR. - DIRECTOR/TRUSTEE
87 Whitney Lane
Stowe, Vermont 05672
Age 64
Retired; Former Vice President and Manager - Bond Market Research Department, Salomon Brothers Inc.


ROBERT B. MATHIAS - DIRECTOR/TRUSTEE
7469 East Pine Avenue
Fresno, California 93727
Age 68
Sports Consultant; formerly Executive Director- National Fitness Foundation; former U.S. Congressman;

KENISTON P. MERRILL* - DIRECTOR/TRUSTEE
Brainstorm Farm, P. O. Box 404
Randolph, Vermont 05060
Age 62
Chairman of the Board of the Company, 1990 to 1997; Chairman of the Board of the Pennsylvania Fund, 1990 to 1997; Sentinel Advisors Company - Chairman and Chief Executive Officer, 1993 to 1997National Life - Executive Vice President and Chief Investment Officer, 1994 to 1995, Senior Vice President and Chief Investment Officer, 1989 to 1994; National Life Investment Management Company, Inc. - Chairman and Chief Executive Officer, 1990 to 1995; American Guaranty & Trust Company - Director, 1993 to 1997.

DEBORAH G. MILLER - DIRECTOR/TRUSTEE
1117 Hamilton Avenue
Palo Alto, CA  94301
Age 49
Digital Equipment Corporation - Vice President-Americas Systems Business Unit, 1995 to present; Miller Van Buren, Inc. - Chief Executive Officer, 1994 to 1995; Silicon Graphics - Vice President, 1991 to 1994

JOHN RAISIAN, Ph.D. - DIRECTOR/TRUSTEE
Hoover Institution, Stanford University
Serra and Galvey Streets
Stanford, California  94305-6010
Age 49
Director and Senior Fellow - Hoover Institution, 1991 to present; Director, Stanford Faculty Club, 1994 to present; Member of the Editorial Board, Journal of Labor Research, 1983 to present; Member, American Economic Association, World Affairs Council, Council of Foreign Relations, National Association of Scholars.

SUSAN M. STERNE - DIRECTOR/TRUSTEE
5 Glen Court
Greenwich, Connecticut 06830-4505
Age 53
Economic Analysis Associates, Inc. - President and Chief Economist, 1979 to present.


ANGELA E. VALLOT - DIRECTOR/TRUSTEE
Director of Stakeholder Relations
Texaco, Inc.
200 Westchester Avenue
White Plains, New York  10650
Age 42
Texaco, Inc. - Director of Stakeholder Relations, 1997 to present; Arent Fox Kintner Plotkin & Kahn - Lawyer, 1990 to 1997; Trustee, District of Columbia Retirement Board; Member of the Steering Committee of the NAACP Legal Defense Fund.


JOHN M. GRAB, JR., C.P.A.* - VICE PRESIDENT
National Life Drive
Montpelier, Vermont 05604
Age 52
Sentinel Management Company - Senior Vice President, 1993 to present; Sentinel Administrative Service Company - Senior Vice President, 1993 to present; ESI - Senior Vice President and Chief Financial Officer, 1988 to present; American Institute of Certified Public Accountants; The Vermont Society of Certified Public Accountants.


THOMAS P. MALONE* - VICE PRESIDENT & TREASURER
National Life Drive
Montpelier, Vermont 05604
Age 43
Sentinel Administrative Service Company - Vice President, 1997 to present; Assistant Vice President, 1990 to 1997; Sentinel Group Funds, Inc. -Vice President & Treasurer, 1997 to present; Assistant Vice President, 1990 to 1997


D. RUSSELL MORGAN* - SECRETARY
National Life Drive
Montpelier, Vermont 05604
Age 43
National Life - Counsel, 1994 to present; Associate Counsel, 1990 to 1994; ESI - Counsel, 1986 to present; Sentinel Advisors Company - Sentinel Financial Services Company - Sentinel Administrative Service Company - Counsel, 1993 to present; Life Insurance Company of the Southwest - Director, 1996 to present; LSW National Holdings, Inc. - Secretary, 1996 to present.

*"Interested Persons" (as defined in the 1940 Act).

     The officers and directors/trustees of the Funds who are employees of National Life, Provident, Penn Mutual, or their respective subsidiaries do not receive any compensation from the Funds. The Company pays to each director who is not an affiliate of the Advisor an annual fee of $16,000 plus $1,500 for each meeting of the Board of Directors attended by the director, and the Pennsylvania Fund pays to each such trustee an annual fee of $2,500 plus $200 for each meeting of the Board of Trustees attended by such trustee. The Company and the

Pennsylvania Fund also reimburse directors/trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.
The aggregate remuneration paid by the Funds during the fiscal year ended November 30, 1998 to the officers and directors/trustees of the Funds as a group was $341,348 .

     The following table sets forth for the fiscal year ended November 30, 1998 compensation paid by the Company and by the Pennsylvania Fund to the Directors/Trustees who are not affiliated with the Advisor:

                                                                        Pension or         Total
                                                 Aggregate              Retirement         Compensation
                                                 Compensation           Benefits           from Fund
Name of                    Aggregate             From                   Accrued as         and Sentinel
Director/                  Compensation          Pennsylvania           Part of Fund       Pennsylvania
Trustee                    from Company          Tax-Free Trust         Expense            Tax-Free Trust
-------------------------  --------------------  ---------------------  -----------------  ------------------
Richard J. Borda           $23,500               $3,500                 None               $27,000
Kalman J. Cohen            $23,500               $3,500                 None               $27,000
Richard D. Farman          $20,500               $3,100                 None               $23,600
John D. Feerick            $20,500               $3,100                 None               $23,600
Richard I. Johannesen      $23,500               $3,500                 None               $27,000
Robert B. Mathias          $23,500               $3,500                 None               $27,000
Deborah G. Miller          $23,500               $3,500                 None               $27,000
John Raisian               $23,500               $3,500                 None               $27,000
Susan M. Sterne            $23,500               $3,500                 None               $27,000
Angela E. Vallot           $23,500               $3,500                 None               $27,000


Code of Ethics
--------------

     The Boards of the Funds have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, and the Advisor has adopted a similar Code of Ethics (together, the "Codes of Ethics"). The Codes of Ethics significantly restrict the personal investing activities of all employees of the Advisor.

     The Codes of Ethics require that all employees preclear any personal securities transaction (with limited exceptions, such as mutual funds and government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed transaction. The substantive restrictions include a ban on acquiring any securities in an initial public offering, and a prohibition on profiting from short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold by any mutual fund advised by the Advisor. Furthermore, the Codes of Ethics provide for seven day trading "blackout periods" which prohibit trading by employees of the Advisor in proximity to periods of trading by mutual funds managed by the Advisor in the same (or equivalent) security.


                            PRINCIPAL SHAREHOLDERS

As of December 31, 1998, the Company's and the Pennsylvania Fund's directors/trustees and officers as a group owned less than 1% of the outstanding shares of each Fund. In addition, as of such date, National Life and its affiliates, each of whose address is National Life Drive, Montpelier, Vermont 05604, except for American Guaranty & Trust Company, whose address is 220 Continental Drive, Newark, Delaware 19713 owned of record and beneficially

23,142,070.792 shares amounting to 9.2% of the outstanding shares of the Company (8.8% of the voting power) which included 3,520,339.863 shares of the Common Stock Fund amounting to 8.3% of such Fund, 2,273,210.668 shares of the Balanced Fund amounting to 11.5% of such Fund, 1,473,441.28 shares of the Growth Fund amounting to 19.4% of such Fund, 1.302,097.866 shares of the Small Company Fund amounting to 5.5% of such Fund, 1,836,406.151 shares of the World Fund amounting to 27.3% of such Fund, 2,795,891.681 shares of the High Yield Fund amounting to 30.1% of such Fund, 4,072,021.466 shares of the Bond Fund amounting to 24.2% of such Fund, 755,422.62 shares of the Government Securities Fund amounting to 10.3% of such Fund, 311,211.575 shares of Short Maturity Fund amounting to 4.3% of such Fund, 4,278,649.16 shares of the Money Market Fund amounting to 4.3% of such Fund, 468,674.781 shares of the Tax-Free Income Fund amounting to 7.2% of such Fund, and 2,194.839 shares of the New York Fund amounting to 0.2% of such Fund. National Life and its affiliates also owned 52,508.842 shares of the Pennsylvania Fund amounting to 2.0% of the outstanding shares on such date.

    As of December 31, 1998, none of the approximately 116,205 shareholders owns as much as 5% of the voting stock of any Fund except National Life and its affiliates, and except for the following shareholders of the New York Fund: Mr. Louis P. Dicerbo, 261 Madison Avenue, New York, New York 10016-2303 - 148,410.254 shares amounting to 12.9% of the class; Donaldson, Lufkin & Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303-2052, 122,448.98 shares amounting to 10.7% of the class; Mr. John Kenny Carlin and Mary Anne Carlin, 6110 South County Line Road, Burr Ridge, Illinois 60521-5220, 84,411.691 shares amounting to 7.3% of the class; Ms. Arlene Federico, 39 Fruitledge Road, Brookville, New York 11545-3315 - 69,588.094 shares amounting to 6% of the class; and the following shareholder of the Short Maturity Fund:
PaineWebber for the Benefit of Catherine V. Robinson, 1970 Pompano Drive, Garden City, South Carolina 29576-5534 - 366,195.376 shares amounting to 5.1% of the class.
    In the case of the High Yield Fund and the World Fund, the ownership by National Life and its affiliates may be deemed to be a controlling interest in the Fund. As a result, on matters in which these Funds vote separately as a class, it may be difficult for the other shareholders to adopt resolutions opposed by National Life, or to defeat proposed resolutions supported by National Life. National Life is organized under the laws of the State of Vermont.

                            THE INVESTMENT ADVISOR

    The Advisor provides general supervision of the Funds' investments as well as certain administrative and related services. The Advisor is a Vermont general partnership, the general partners of which are affiliates of National Life, Provident, and Penn Mutual. National Life's affiliate is the majority partner of the Advisor. Patrick E. Welch, the Chairman and Chief Executive Officer of the Funds, is also Chairman and Chief Executive Officer of National Life. As such, he may be deemed to control the Advisor. Joseph M. Rob, the President of the Funds, is also Chief Executive Officer of SFSC, the Funds' distributor, Sentinel Administrative Service Company, the Funds' transfer agent and fund accounting service provider, and Sentinel Management Company, an umbrella partnership which coordinates the activities of the other partnerships. SFSC, Sentinel Administrative Service Company and Sentinel Management Company are all also Vermont general partnerships of which the general partners are affiliates of National Life, Provident and Penn Mutual, with National Life being the majority partner in each case. Mr. Rob is also Chairman, Chief Executive Officer and President of Equity Services, Inc., a broker-dealer which is wholly owned by National Life. John M. Grab, Jr., Thomas P. Malone, and D. Russell Morgan, the Vice President, Vice President and Treasurer, and Secretary of the Funds, respectively, also hold the positions with the affiliates of the Advisor shown on pages.

    As compensation in full for services rendered under its advisory agreement applicable to all Funds other than the High Yield Fund, the Company will pay to the Advisor a monthly fee determined as follows: (1) With respect to the Small Company, Growth, World and Balanced Funds: 0.70% per annum on the first $200 million of aggregate average daily net assets of such funds in the aggregate; 0.65% per annum on the next $100 million of such assets; 0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million. (2) With respect to the Common Stock Fund: 0.55% per annum on the aggregate average daily net assets of the Fund. (3) With respect to the Bond, New York, Tax-Free Income, Government Securities and Short Maturity Government Funds: 0.55% per annum on the first $200 million of aggregate average daily net assets of such funds in the aggregate; 0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. (4) With respect to the Money Market Fund: 0.40% per annum on the first $300 million of aggregate average daily net assets; and 0.35% per annum on such assets in excess of $300 million. Under a separate advisory agreement with the High Yield Fund, the Advisor receives from the High Yield Fund a fee based on the average daily value of the net assets of the High Yield Fund in accordance with the following schedule: 0.75% per annum on the first $100 million of average daily net assets of the High Yield Fund; 0.70% per annum on the next $100 million of such assets; 0.65% per annum on the next $100 million of such assets; and 0.60% per annum on such assets in excess of $300 million. Before waivers of advisory fees, for the fiscal year ended November 30, 1998, such fees aggregated $16,207,972, for the fiscal year ended November 30, 1997, such fees aggregated $13,907,812, and for the fiscal year ended November 30, 1996, such fees aggregated $11,732,548.. Of the above advisory fees, $519,063 were waived in the fiscal year ended November 30, 1998.

    As compensation in full for services rendered under its advisory agreement, the Pennsylvania Fund pays to the Advisor a monthly fee of 0.55% per annum on the first $50 million of aggregate average daily net assets of the Fund; 0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million. For the fiscal years ended November 30, 1998, November 30, 1997 and November 30, 1996, the Pennsylvania Fund paid advisory fees of $190,754, $188,819, and $189,231, respectively. Of these advisory fees, $135,034 were waived in the fiscal year ended November 30, 1998.

    Under the Company's advisory agreement applicable to all Funds other than the High Yield Fund, fees are allocated to the various Funds of the Company which share common fee schedules in proportion to such Funds' net assets.

    Effective March 29, 1999, the Advisor has voluntarily agreed for a period at least until November 30, 1999, to waive the following Funds' advisory fees or other expenses necessary to limit these Funds' overall expense ratios to the amounts shown below:

    Bond Fund Class A shares......................................... 0.  %
    Government Securities Fund Class A shares........................ 0.  %
    Short Maturity Government Fund Class A shares.................... 0.  %
    Tax-Free Income Fund Class A shares.............................. 0.  %
    Pennsylvania Fund Class A shares................................. 0.  %
    New York Fund Class A shares..................................... 0.00%

In the case of the Bond Fund, the waiver of advisory fees also benefits the Class B shares of the Bond Fund, which will experience the same reduced effective advisory fee rate as the Class A shares of the Bond Fund. The Advisor currently intends to reset the above expense caps annually to amounts approximately equal to 90% of the average expense ratios of the Class A shares of such Funds' peer groups (except that in the case of the Short Maturity Government Fund, the expense cap is expected to be increased by approximately 0.15% to take that Fund's higher Rule 12b-1 fee into account). However, these arrangements may be changed or terminated at any time after November 30, 1999.

     In addition to the above waiver program, the Advisor has a policy of waiving advisory fees to the extent, if any, necessary to maintain the aggregate expense ratios of the Class A shares of all of the Funds, except for the World Fund, to 1.30%. In the event that a waiver were required under this policy, the waiver would apply to the same extent across all classes of shares of these Funds, and the aggregate expense ratios of the Class B and Class C shares of these Funds, and the Class D shares of the Balanced Fund, would be reduced proportionately. Although the Advisor has no present intention to do so, this arrangement may be terminated at any time. The aggregate expense ratio of the Class A shares of the Funds was less than 1.30% during fiscal 1998, and no reimbursement was required under this policy.

The Company's advisory agreement applicable to all Funds other than the High Yield Fund, which was approved by the Company's shareholders on November 30, 1992, and the advisory agreement applicable to the High Yield Fund, which was approved by the Company's Board of Directors on March 14, 1997 and the High Yield Fund's shareholders on June 20, 1997, must each be approved annually by vote of the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the directors who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Company's advisory agreement applicable to all Funds other than the High Yield Fund, for approval by the shareholders, such matters shall be deemed to be acted upon effectively with respect to any class of the Company if a majority of the outstanding voting securities of such class vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other class affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Company.

     The Pennsylvania Fund's advisory agreement, which was approved by the shareholders of the Fund on February 19, 1993, must be approved annually by vote of the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Pennsylvania Fund, but in either event it must also be approved by a vote of a majority of the trustees who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval.

     Each advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.

     As described in the Prospectus, with respect to the World Fund only, the Advisor has entered into a sub-advisory agreement with INVESCO dated March 1, 1997. In accordance with this sub-advisory agreement, INVESCO provides the World Fund with a continuous investment program consistent with its stated investment objectives and policies. The Advisor pays to INVESCO a fee equal to the greater of (i) 0.375% per annum of the World Fund's aggregate average daily net assets up to $500 million, and 0.30% per annum of such net assets in excess of $500 million, or (ii) $20,000 per year. Such fee is paid monthly in arrears. The sub-advisory agreement must be approved annually in one of the same ways as for the Company's advisory agreement as described above. The sub-advisory agreement also may be terminated by either INVESCO or by action of the Board of Directors of the Company or the shareholders of the World Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment. For the period April 1, 1996 to February 28, 1997,

INVESCO provided the same services under an identical sub-advisory agreement dated April 1, 1996, and prior to that, Cashman Farrell & Associates was the Sub-advisor under a similar sub-advisory agreement. Also as described in the Prospectus, the Advisor has entered into a sub-advisory agreement with Evergreen with respect to the High Yield Fund. Pursuant to this agreement, Evergreen provides the Advisor with a continuous investment program consistent with the High Yield Fund's stated investment objectives and policies. Under this agreement, the Advisor pays a fee to Evergreen equal to one half of the fee paid by the High Yield Fund to the Advisor, provided that the fee paid by the Advisor to Evergreen will always be at least 0.35% per annum of the average daily net assets of the High Yield Fund. This agreement became effective June 20, 1997. This sub-advisory agreement may also be terminated by either of the Advisor or Evergreen or by action of the Board of Directors of the Company or the shareholders of the High Yield Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment.

     The fees paid to INVESCO and Evergreen by the Advisor for the fiscal year ended November 30, 1998 were $430,058 and $253,092, respectively. The fees paid to INVESCO and Evergreen by the Advisor for the fiscal year ended November 30, 1997 were $329,200 and $52,589, respectively; the fees paid by the Advisor to INVESCO were $166,806 for the period April 1, 1996 to November 30, 1996, and the Advisor paid $66,645 to Cashman Farrell for the period December 1, 1995 to March 31, 1996, for a total of $233,451 for the fiscal year ended November 30, 1996.



                             PRINCIPAL UNDERWRITER

     SFSC acts as the principal underwriter of shares of the Funds. Its principal business address is National Life Drive, Montpelier, Vermont 05604. The Funds receive the net asset value, as determined for the purpose of establishing the offering price, of each share sold. SFSC has advised the Funds that it allows dealer concessions as shown in the Prospectus, except that items of a promotional nature amounting in value to not more than $100 may be given from time to time as a sales incentive to registered representatives. SFSC has advised the Funds that the total amount of underwriting commissions paid to it in the fiscal years ended November 30, 1998, 1997 and 1996 were $4,834,945, $4,790,051, and $5,908,736, respectively. Of this amount, SFSC retained, in the fiscal years ended November 30, 1998, 1997 and 1996, $153,177, $148,883 and
$181,026.

     During the fiscal year ended November 30, 1998, SFSC also received $360,069 in contingent deferred sales loads. It did not receive any brokerage commissions or other compensation from the Funds. The distribution contracts of the Company and the Pennsylvania Fund provide that SFSC use its best efforts to continuously offer the Funds' shares. These contracts may be terminated by either party thereto on 60 days' written notice, without penalty, and they terminate automatically in the event of their assignment. The distribution contracts must be approved annually in one of the same ways as described above for the advisory agreements.


                            THE DISTRIBUTION PLANS

     The Company and the Pennsylvania Fund have adopted several plans pursuant to Rule 12b-1 under the 1940 Act. One such plan applies to the Class A shares of the Company's Funds (other than the Money Market Fund). In addition, the Short Maturity Government Fund has a separate Supplemental Distribution Plan applicable only to it. The Pennsylvania Fund has a Distribution Plan applicable only to it. The Class B shares of the Small Company, World,

Common Stock, Balanced, and Bond Funds have adopted a Class B Distribution Plan, effective April 1, 1996. The Plans were extended to include the High Yield Fund's Class A and Class B shares on March 14, 1997, and the Class B Distribution Plan was extended to include the Class B shares of the Growth Fund effective January 12, 1998. Finally, effective May 4, 1998, the Class C shares of the Common Stock, Balanced, World and High Yield Funds have adopted a Class C Distribution Plan (all of these plans are collectively hereinafter referred to as the "Plans"). In all cases, the Plans reimburse SFSC for expenses actually incurred.

     The Class A, Class B and Class C shares of each Fund (except for the Money Market Fund) paid fees for the various activities shown below under the Plans in the amounts set forth below for the fiscal year ended November 30, 1998:


                                                     RECOVERY OF              SALARY                RENT
                           SERVICE FEES              PREPAID SALES             AND                 & OTHER
  FUND                    PAID TO DEALERS            COMMISSION              BENEFITS           MISC. EXPENSES
COMMON                      $2,200,360                $  774,994             $1,436,259             $166,100
BALANCED                       572,883                   252,349                225,985               35,521
GROWTH                         143,487                    15,432                 61,228                9,508
SMALL COMPANY                  218,637                    72,161                 44,797               12,350
WORLD                          216,941                   108,476                 33,592               11,464
HIGH YIELD                      28,342                   200,327                 14,366                4,923
BOND                            92,335                    75,365                 43,939                9,860
GOVERNMENT                      60,084                         -                 29,158                7,295
SHORT MATURITY                 136,951                         -                 18,914                5,594
TAX-FREE                        69,781                         -                 38,826                8,735
N.Y. TAX-FREE                    9,171                         -                  2,237                  895
PA TAX-FREE                     25,865                         -                 16,223                3,402


         TOTAL              $3,774,837                $1,499,104             $1,965,524             $275,647

                            PROSPECTUS
                            PRINTING &                                        TOTAL
                            SALES                      TRAVEL &               12B-1
 FUND                       PROMOTION                  ENTERTAINMENT         ACCRUAL
COMMON                      $  904,192                $  250,571             $5,732,476
BALANCED                       198,650                    53,784              1,339,172
GROWTH                          58,328                    14,285                302,268
SMALL COMPANY                   78,852                    18,523                445,320
WORLD                           67,119                    17,228                454,820
HIGH YIELD                      57,915                     7,465                313,338
BOND                            55,211                    15,040                291,750

GOVERNMENT                                        41,373                    11,160            149,070
SHORT MATURITY                                    30,758                     8,513            200,730
TAX-FREE                                          47,352                    13,306            178,000
N.Y. TAX-FREE                                      4,753                     1,374             18,430
PA TAX-FREE                                       18,691                     5,189             69,370
                                                                                                    -
                                                                                                    -
      TOTAL                                   $1,563,194                $  416,438         $9,494,744

     The Plan applicable to the Class B shares of the Small Company, World, Common Stock, Balanced and Bond Funds became effective on April 1, 1996, and was extended to cover the High Yield Fund Class B shares effective June 20, 1997, and the Growth Fund B shares effective January 12, 1998. It is expected that the amounts payable to SFSC under this Class B Plan will be equal to 1.00% of the net assets of the Class B shares of the relevant Funds (except that this amount will be less for the High Yield Fund Class B shares for so long as National Life maintains a significant investment in High Yield Fund Class B shares). SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class B shares, service fees to brokers with respect to the Class B shares, and the same types of other marketing expenses for which SFSC receives reimbursement under the Plans applicable to the Class A shares.

     The Plan applicable to the Class C shares of the Common Stock, Balanced, World and High Yield Funds became effective on May 4, 1998. It is expected that the amounts payable to SFSC under this Class C Plan will be equal to 1.00% of the net assets of the Class C shares of the relevant Funds. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class C shares, and pay continuing commissions and service fees to brokers with respect to the Class C shares.

     The Plan applicable to the Class D shares of the Balanced Fund became effective on January 4, 1999. It is expected that the amounts payable to SFSC under this Class D Plan will be equal to 0.75% of the net assets of the Class D shares of the Balanced Fund. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class D shares.

     The Boards of the Funds believe that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Funds to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Since SFSC receives no other compensation from the Funds, the Boards believe it would benefit the Funds to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Funds.

     The Plans have been approved by the Company Board of Directors and the Pennsylvania Fund's Board of Trustees, including all of the directors/trustees who are not interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Boards, including a majority of the directors/trustees who are not interested persons and who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such directors/trustees be done by the disinterested directors/trustees. The Plans and any distribution agreement may be terminated at any time, without penalty, by such directors/trustees on 60 days' written notice. SFSC or any dealer may also terminate their respective distribution agreement at any time upon written notice.

     The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Funds' outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the disinterested directors/trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

     SFSC is required to report in writing to the Board of Directors of the Company and the Board of Trustees of the Pennsylvania Fund at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Boards with such other information as reasonably may be requested in order to enable the Boards to make informed determinations of whether the Plans should be continued.


                         THE FUND SERVICES AGREEMENTS

     Sentinel Administrative Service Company ("Sentinel Service"), in accordance with its Fund Services Agreements with the Funds, provides the Funds with certain fund accounting, financial administration, transfer agency and shareholder relations services. Sentinel Service performs the transfer agency responsibilities utilizing, through Investors Fiduciary Trust Company ("IFTC"), the computer system of DST Systems, Inc. ("DST") on a remote basis.

     For these services, the Fund Services Agreements provide for the Funds to pay to Sentinel Service fixed fees totalling $926,500 per year for fund accounting and financial administration services. The Agreements also provide for an annual fee for transfer agency and shareholder relations services to the Company and the Pennsylvania Fund of $2,563,000 and $37,000, respectively, plus amounts equal to annual rates of $15 per shareholder account in excess of 106,500 and 1,500, respectively, in each case as of the last day of the month preceding the installment due date. Each Fund also is responsible for the charges for remote access to the computer system of DST. Generally, this is a fixed annual charge per shareholder account, plus certain out-of-pocket expenses, minus certain credits. The fixed fees are subject to increase under inflation clauses for fiscal years beginning December 1, 1994, and thereafter,
to the extent approved by the Board of Directors or Board of Trustees.   Fees
are payable monthly in arrears.

     Total fees payable to Sentinel Service under the Fund Services Agreements for the years ended November 30, 1998, 1997, and 1996 were $3,596,581, $3,526,500, and $3,526,500, respectively.

     Sentinel Service is a Vermont general partnership of which affiliates of National Life, Provident and Penn Mutual are the general partners.

     The Company's Fund Services Agreement was approved by the Company's shareholders on November 30, 1992, and the Pennsylvania Fund's Fund Services Agreement was approved by that Fund's shareholders on February 19, 1993. The agreements were approved by the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees on August 13, 1992 and August 14, 1992, respectively. Each agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of each Fund, but in either event it must also be approved by a vote of a majority of the directors/trustees who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Fund Services Agreements will terminate automatically in the event of their assignment and are terminable at any time without penalty by the applicable Board or, as to a particular Fund, by a majority of the applicable Fund's outstanding voting securities on not more than 60 days' written notice to Sentinel Service and by Sentinel Service on 60 days' notice to the Fund.

                            PORTFOLIO TRANSACTIONS
                           AND BROKERAGE COMMISSIONS

     The Funds' policy in the case of listed securities is to place its orders with firms that are members of a stock exchange on which such securities are listed or traded and in the case of securities traded in the over-the-counter market to deal directly with dealers who are primary market makers in such securities, without the use of a broker unless the Funds can obtain better price or execution through the use of a broker. Purchases are made for investment and not for trading purposes, except for the fixed income Funds where trading may be an important factor. Subject to the direction and control of the Boards and in accordance with its advisory agreements, the Advisor supervises the investments of the Funds and, as an essential feature thereof, places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Advisor. Sales of shares of the Funds may also be considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds, subject to the conditions that commissions paid to such broker-dealers be no higher than would otherwise be paid, and that the prices be, in the judgment of the Advisor, the best then available.

     In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.

     Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Advisor will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Funds to pay such greater commissions, the Advisor has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Funds and to its other clients.

     Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     Although research and market and statistical information from brokers and dealers can be useful to the Funds and to the Advisor, it is the opinion of the management of the Funds that such information is only supplementary to the Advisor's own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff.

     The Advisor obtains several research services specifically in exchange for commissions paid by the Funds and its other clients. These services primarily consist of electronic research services from Bloomberg, ILX, Factset, and First Call. The Funds also obtain Lipper Directors'

Analytical Data from Lipper Analytical Distributors, Inc., in exchange for Fund brokerage commissions. This service is available only for brokerage commissions.

     The research services provided by brokers through which the Funds effect securities transactions may be used by the Advisor in managing its other client accounts, as well as the Funds. However, the Advisor uses the commissions paid by most of its other client accounts to obtain research services as well, and this research is also useful in managing the Funds' accounts, as well those of its other clients.

     Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Advisor has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount. For the years ended November 30, 1998, 1997, and 1996 , the Funds paid total brokerage commissions of $1,804,189, $1,467,627, and $1,156,527, respectively. Brokerage commissions paid by each Fund were as follows:

                                      YEAR ENDED
Fund                          11/30/98   11/30/97   11/30/96
----                          --------   --------   --------
Common Stock                $1,152,082  $ 860,093  $ 656,739
Balanced                       194,922    119,380     91,540
Growth                         255,666    222,905    135,426
Small Company                  201,520    128,474    162,972
World                           90,926    136,775    109,850
High Yield(1)                      ---        ---        ---
Bond                               ---        ---        ---
Government Securities              ---        ---        ---
Short Maturity Gov't (2)           ---        ---        ---
Money Market                       ---        ---        ---
Tax-Free Income                    ---        ---        ---
New York (3)                       ---        ---
Pennsylvania                       ---        ---        ---

(1) Commenced operations on June 23, 1997
(2) Commenced operations on March 24, 1995.
(3) Commenced operations on March 27, 1995.

     The Funds paid brokerage commissions of $28,702, $24,384 and $30,367 to Janney Montgomery Scott Inc. for the fiscal years ended November 30, 1998, 1997 and 1996, respectively. Janney Montgomery Scott, Inc. is wholly owned by Penn Mutual, an affiliate of a general partner of the Advisor. These commissions were 1.6% of the Funds' aggregate brokerage commissions paid in the fiscal year ended November 30, 1998. The commission rate applicable to all such transactions was $.06 per share, the same commission rate paid by the Funds in all its transactions. The Funds believes that the aggregate dollar amount of transactions involving the payment of commissions to Janney Montgomery Scott, Inc. was not materially different than the 1.6% of total commissions that were paid to Janney Montgomery Scott, Inc.

     Such commissions were allocated on the basis of research and statistical or other services provided by the dealer, although selling group dealers may have participated therein. Of the total commissions paid by the Funds, 100% was allocated in 1998, 1997, and 1996 to brokers or dealers whose furnishing of research information was a factor in their selection.

                              PORTFOLIO TURNOVER

     Purchases for the Small Company, Growth, Common Stock, World, Balanced and Pennsylvania Funds are made for long-term investment, and not for short-term trading profits. However, during rapidly changing conditions, there necessarily may be more portfolio changes than in a more stable period and these may result in short-term gains or short-term losses.

     In pursuit of the investment objectives of the High Yield, Bond, Government Securities, Short Maturity Government, Tax-Free Income and New York Funds, it is expected that assets will be managed actively. In order to maximize income and protect the income stream or improve the quality of the portfolio, in light of market and economic conditions as interpreted or anticipated by the Advisor, these Funds' portfolios will be monitored constantly and will be adjusted when deemed appropriate in furtherance of the Funds' investment objectives.
Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities.

     There were no significant variations in the Funds' portfolio turnover rates over the two most recently completed fiscal years, or any anticipated variations in these portfolio turnover rates from those in the fiscal year ended November 30, 1998, except for the Short Maturity Government Fund, for which portfolio turnover increased from 61% to 229%, due to increased dollar roll activity and more active trading in response to more volatile spreads in mortgage-backed securities. The Government Securities Fund's portfolio turnover rate also increased from 249% in fiscal 1997 to 355% in fiscal 1998, due to increased dollar roll activity, but 1998's portfolio turnover rate was not significantly greater than other recent years for this Fund.

                                CAPITALIZATION

     Shares of the Company's common stock and shares of beneficial interest in the Pennsylvania Fund are fully paid and non-assessable. Each such share is freely assignable to another bona fide investor by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and, also, by an investor who has held such Fund shares for not less than 30 days. Each share of the Company is entitled to one vote per dollar of net asset value per share, on matters on which all Funds of the Company vote as a single class. Each share of the Pennsylvania Fund entitles the holder to one vote for all purposes.

     The proceeds from the sale of shares of each Fund or class of shares of the Company and all income, earnings and profits therefrom irrevocably appertain to the Fund or class of shares. Each such Fund or class of shares records all liabilities (including accrued expenses) in respect of such Fund or class of shares, as well as a share of such liabilities (including general liabilities of the Company) in respect to two or more Funds or classes of shares, in proportion to their average net assets, or in proportion to the number of their respective shareholders. The Company's Board has adopted an "Amended Rule 18f-3 Plan" under which the methods of allocating income and expenses among classes of shares of each Fund which has multiple classes, is specified, and the Company intends to comply fully with the provisions of Rule 18f-3 under the 1940 Act in allocating income and expenses among the classes of such Funds. If any reasonable doubt exists as to the Fund or class of shares to which any asset or liability appertains, the Board may resolve such doubt by resolution.

     In the case of dissolution or liquidation of the Company, the shareholders of each Fund of the Company are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Company distributed ratably per share, regardless of the Fund.

    Voting rights are non-cumulative, meaning that the holders of more than 50% of the shares voting for the election of directors/trustees can elect 100% of the directors/trustees being voted upon if they choose to do so, and, in such event the holders of the remaining minority of the shares voting for the election of directors/trustees will not be able to elect any person or persons to the Board.


                            HOW TO PURCHASE SHARES
                                      AND
                             REDUCE SALES CHARGES

    Shares of the Funds may be purchased at the public offering price from any authorized investment dealer as described in the Prospectus. The public offering price of Class A shares, which are offered by every Fund, is the sum of the current net asset value per share plus a sales charge which ranges from 5.0% to 0% of the purchase price. The public offering price of Class B shares, which are offered by the Common Stock, Balanced, Growth, Small Company, World, High Yield and Bond Funds, is equal to the current net asset value per share. The public offering price of Class C shares, which are offered by the Common Stock, Balanced, World and High Yield Funds, and the Class D shares offered by the Balanced Fund, is also equal to the current net asset value per share. A contingent deferred sales charge ("CDSC") may apply to redemptions of Class B and Class D shares, redemption of Class C shares in the first year after purchase, or to redemptions of Class A shares where the initial sales charge was zero based on a purchase of $1,000,000 or more. See "Purchase Options" in the Prospectus.

    THE GROUP PURCHASE PROGRAM - Clients of a single registered representative
    --------------------------
or group of affiliated registered representatives who make purchases by opening new accounts within a 60-day period and whose funds for such purchases all originate from a single other source may aggregate such purchases for purposes of determining the applicable sales charge level or CDSC schedule for such purchases.

                     ISSUANCE OF SHARES AT NET ASSET VALUE

    Subject to the applicable provisions of the 1940 Act, certain investors may purchase Class A shares of the Funds at net asset value. Such investors are listed in the Prospectus. Such investors include officers, directors and employees of the Funds, the Advisor, and the Advisors' affiliates. See "Purchase Options - Class A Shares - Reduced Sales Charges" in the Prospectus.

    The Funds normally will buy back your shares on demand on any business day (as defined below). Class A shares generally are repurchased at current net asset value; a CDSC may be payable on redemptions of Class B, Class C or Class D shares, or Class A shares of the Money Market Fund received in exchange for Class C shares of another Fund or Class D shares of the Balanced Fund, and will be deducted from the redemption proceeds. For further information, please refer to the Prospectus.


                       DETERMINATION OF NET ASSET VALUE

    The net asset value per share of each Fund or class of shares is computed by dividing the total value of the assets of that Fund or class of shares, less its liabilities, by the total number of such Fund's or class of shares' outstanding shares. Equity securities which are traded on a national securities exchange are valued at the last reported sale price each business day at the regular close of trading, currently 4:00 p.m. Eastern time. Equity securities for which there were no sales during the day are valued at the mean between the latest available bid and asked prices. Fixed-income securities are valued daily on the basis of valuations furnished by a pricing service which determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices. These valuations by the pricing service are believed to reflect more accurately the fair market value of such securities. Net asset value is calculated once each business day, at 4:00 p.m. Eastern time, and becomes effective immediately upon its determination. Orders to purchase shares of the Funds received by dealers prior to 4:00 p.m. Eastern time will be confirmed on the basis of such closing price, provided they are received by the Distributor prior to the close of its business day. Orders received by dealers after 4:00 p.m. Eastern time will be confirmed on the same basis as previously stated with respect to the next business day. "Business day" means a day on which the New York Stock Exchange is open. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The Money Market Fund values its portfolio securities based on their amortized cost in accordance with SEC regulations. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During such periods the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar investment company which uses mark-to-market value for all of its portfolio securities.
For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company which utilizes mark-to-market values and existing investors would receive less (more) investment income. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00.

    In accordance with the SEC rule permitting the use of the amortized cost method of valuation, the Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and must purchase instruments having remaining maturities of 397 days (13 months) or less. In addition, the Directors of the Company have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. The Company's Directors will review periodically the Money Market Fund's portfolio holdings to determine whether a deviation exists between the net asset value calculated using market quotations and that calculated on an amortized cost basis. In the event the directors determine that a deviation exists which may result in material dilution or other unfair results to existing shareholders, the Money Market Fund will take such corrective action as it regards as necessary and appropriate, including (i) the reduction of the number of outstanding shares of the Money Market Fund by having each shareholder proportionately contribute shares to the Money Market Fund's capital, (ii) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, (iii) the withholding of dividends or (iv) the establishment of a net asset value per share by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to the Money Market Fund's capital the number of shares which represent the difference between the amortized cost valuation and the market valuation of the portfolio. Each shareholder will be deemed to have agreed to such contribution by such shareholder's investment in the Money Market Fund.

    Since the net income of the Money Market Fund is determined and declared as a dividend immediately prior to each time the asset value of the Money Market Fund is determined, the net asset value per share of the Money Market Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder's investment in the Money Market Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Money Market Fund in that shareholder's account and any decrease in the value of a shareholder's investment may be reflected by a reduction in the number of shares in the account. See "Taxes" below.

                    COMPUTATION OF MAXIMUM OFFERING PRICES
                             AT NOVEMBER 30, 1998

Class A Shares:

(Reduced offering prices apply on purchases of $100,000 or more of shares of the Funds, as described in the Prospectus.)

============================================================================================
                           Common                                    Small
                           Stock         Balanced      Growth       Company        World
                            Fund           Fund         Fund          Fund          Fund

Net assets             $1,610,630,312  $330,066,783  $97,894,832  $109,597,879  $100,789,778

Shares outstanding         36,146,489    15,808,573    6,683,438    19,316,736     5,540,261
Net asset value per
 share (redemption
 price)                $        44.56  $      20.88  $     14.65  $       5.67  $      18.19
Maximum offering
  price per share*     $        46.91  $      21.98  $     15.42  $       5.97  $      19.15

============================================================================================

=============================================================================
                                    Government    Short Maturity
                          Bond      Securities    Gov't.          Money Market
                          Fund      Fund          Fund            Fund
Net assets             $91,296,600  $76,498,486     $68,345,937   $98,115,042
Shares outstanding      14,157,366    7,313,259       6,917,259    98,115,042
Net asset value per
  share (redemption
  price)               $      6.45  $     10.46     $      9.88   $      1.00
Maximum offering
  price per share*     $      6.72  $     10.90     $      9.98   $      1.00

=============================================================================


=============================================================================
                       Tax-Free
                       Income       New York       Pennsylvania    High Yield
                       Fund         Fund           Fund            Bond Fund
Net assets             $88,683,426  $11,977,632     $34,720,112   $31,119,632
Shares outstanding       6,437,752      982,448       2,576,514     3,190,634
Net asset value per
  share (redemption
  price)               $     13.78  $     12.19     $     13.48   $      9.75
Maximum offering
  price per share*     $     14.35  $     12.70     $     14.04   $     10.16

============================================================================

For the Common Stock Fund, Balanced Fund, Growth Fund, Small Company Fund and World Fund, the maximum offering price is 1000/950 times the net asset value per share. For the High Yield Bond Fund, Bond Fund, Government Securities Fund, Tax-Free Income Fund, New York Tax-Free Income Fund and Pennsylvania Tax-Free Trust, the maximum offering price is 1000/960 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share. For the Money Market Fund, the maximum offering price per share is equal to the net asset value per share.


In the case of Class B, Class C shares and Class D shares, the maximum offering price is equal to the net asset value per share.

                                     TAXES

General
-------

    Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B Class C and Class D shareholders, if applicable. Each Fund intends to distribute substantially all of such income.

    As discussed in the Prospectus, the Company consists of twelve separate Funds. Each such Fund is treated as a separate corporation for federal income tax purposes and is thus considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than at the Company level.

    Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income for federal income tax purposes. However, "exempt-interest dividends" (as defined in Section 852(b)(5) of the Code) not subject to federal income tax are expected to be paid by the Tax-Free Income Fund, "exempt-interest dividends" not subject to either federal income tax or Pennsylvania personal income tax are expected to be paid by the Pennsylvania Fund, and "exempt-interest dividends" not subject to either federal income tax or New York State and City personal income tax are expected to be paid by the New York Fund, as described in the Prospectus. Distributions made from an excess of net long-term capital gains over net short-term capital losses (hereinafter referred to as "capital gain dividends") are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time the
shareholder has owned such Fund's shares.   Recent legislation creates
additional categories of capital gains taxable at different rates. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends, ordinary income dividends, capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above, and the portion of any ordinary income dividends eligible for the dividends received deduction allowed to corporations under the Code. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset).

    With the exception of exempt-interest dividends paid by the Tax-Exempt Funds, dividends are taxable to shareholders for federal income tax purposes even though they are reinvested in additional shares of the Funds. Generally, distributions by the Tax-Exempt Funds, the World Fund, the Bond Fund, the Government Securities Fund, the High Yield Fund, the Short Maturity Government Fund and the Money Market Fund will not be eligible for the dividends received deduction allowed to corporations under the Code. The Funds will allocate any dividends eligible for dividends received deduction among the Class A, Class B, Class C and Class D shares, (in the case of the Balanced Fund) shareholders according to a method (which they believe is consistent with SEC Rule 18f-3 which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to the Class A, Class B, Class C and Class D shares, if applicable during the taxable year, or such other method as the Internal Revenue Service may prescribe. If a Fund pays a dividend in January which was declared in the previous October, November or

December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as having been paid by the RIC and received by its shareholders on December 31st of the year in which the dividend was declared.

    If the value of assets held by the Money Market Fund declines, the Board of Directors may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares will, for federal income tax purposes, be added to the basis of shareholders' remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Fund, will nonetheless be fully taxable for federal income tax purposes, even if the number of shares in shareholders' accounts has been reduced as described above.

    Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on most ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company, or who, to the Company's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

    Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

    Dividends and interest received by the World Fund (and to a lesser extent, some of the other Funds) may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the World Fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. In addition, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. A Fund also must meet these holding period requirements, and if a Fund fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by such Fund. If a Fund satisfies the holding period requirements and if more than 50% in value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from a Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. Additionally, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in a Fund. The World Fund, and other Funds to the extent applicable, will report annually to shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For purposes of passing through the foreign tax credit, the World Fund will allocate foreign taxes and foreign source income among the Class A, Class B and Class C shares according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

    No gain or loss will be recognized for federal income tax purposes by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.

    If a shareholder exercises an Exchange Privilege as described below within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent any sales charge paid to the Company reduces any sales charge such shareholder would have owed the Company for the shares of the new Fund in the absence of the Exchange Privilege. Instead, such sales charge will be treated as an amount paid for the new shares. Shareholders should consult their tax advisers regarding the state and local tax consequences of exchanging or converting classes of shares.

    A loss realized on a sale or exchange of shares of a Fund will be disallowed for federal income tax purposes if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

    The Code requires each Fund to pay a non-deductible 4% excise tax to the extent it does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains and foreign currency gains, determined on a November 30th year end, plus certain undistributed amounts from previous years. The Company anticipates that the Funds will make sufficient timely distributions to avoid the imposition of the excise tax. Since the required distributions are based only on taxable income, the excise tax generally will not apply to the Tax-Exempt Funds, discussed below.

    At November 30, 1998, the Bond, Government Securities, Short Maturity Government, High Yield and World Funds had capital loss carryforwards for federal income tax purposes of $3,731,389, $2,952,502, $1,289,609, $1,490,419 and $1,283,934,  respectively.

Tax-Exempt Funds
----------------

    The Tax-Exempt Funds intend to continue to qualify to pay exempt-interest dividends. The relevant Code provision states that if, at the close of each quarter of the respective Fund's taxable year, at least 50% of the value of its total assets consists of obligations exempt from federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), such Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Tax-Exempt Fund which are attributable to interest on tax-exempt obligations and designated by the Company as exempt-interest dividends in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Exempt-interest dividends may be treated by shareholders for all purposes as items of interest excludable from their federal gross income under Code Section 103(a). Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends will not be deductible by the shareholder for federal income tax purposes to the extent attributable to exempt-interest dividends. Each shareholder is advised to consult a tax advisor with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such shareholder were to be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds", if any, held by the Tax-Exempt Funds.

    All or a portion of the Tax-Exempt Funds' gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of these Funds.

    Any loss upon the sale or exchange of Tax-Exempt Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

    The Code subjects interest received on certain otherwise tax-exempt securities to an AMT. The AMT applies to interest received on private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject investors in such bonds, including shareholders of the Tax-Exempt Funds, to an AMT. The Tax-Exempt Funds may purchase such private activity bonds, and will report to shareholders before February 1 of each year the portion of such Fund's dividends declared during the preceding calendar year which constitutes an item of tax preference for AMT purposes. The Code further provides that corporations are subject to an AMT based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Tax-Exempt Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay the AMT on exempt-interest dividends paid by such Funds.

    The Code provides that every person required to file a tax return must include on such return the amount of exempt-interest dividends received from the Tax-Exempt Funds during the taxable year.

Tax Treatment of Options and Futures Transactions
-------------------------------------------------

    The Tax-Exempt Funds may purchase or sell financial futures contracts and call and put options on financial futures contracts. In general, unless an election is available to a fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as having been sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Tax-Exempt Funds may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Tax-Exempt Funds solely to reduce the risk of changes in price or interest rates with respect to their investments.

    Code Section 1092, which applies to certain "straddles", may affect the taxation of the Tax-Exempt Funds' sales of securities and transactions in financial futures contracts or options thereon and the World Fund's sales of securities and transactions in forward foreign exchange contracts, discussed below. Under Section 1092, the Tax-Exempt Funds may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and closing transactions in financial futures contracts or options thereon. The World Fund likewise may be required to postpone recognition of losses in connection with its forward foreign exchange contracts.

    Foreign Currency Transactions
    -----------------------------

    A forward foreign exchange contract held by the World Fund that is a Section 1256 contract will be marked to market, as described under "Tax Treatment of Options and Futures Transactions". However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The World Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

    In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the diversification requirements applicable to RICs.

    Under the Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U. S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's World Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in World Fund shares (assuming the shares were held as a capital asset). These rules, however, will not apply to certain transactions entered into by the World Fund solely to reduce the risk of currency fluctuations with respect to its investments.

    The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code section and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

    Ordinary income and capital gain dividends may also be subject to state and local taxes.

    Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government Securities. State law varies as to whether dividend income attributable to U.S. Government Securities is exempt from state income taxes.

    Shareholders are urged to consult their tax advisors regarding specific questions as to federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Funds.


                             SHAREHOLDER SERVICES

    Open Account  An open account is established automatically for each new
    ------------
investor, unless elected otherwise, in which all income dividends and any capital gains distributions are reinvested in additional shares, without charge, at the then current net asset value. Purchases made in this account will be made at the offering price on the day federal funds are available to the Funds as described in the Prospectus.

    The Funds reserve the right at any time to vary the initial and subsequent investment minimums of any Fund and to reject any purchase order.

    Policyowners of National Life, Provident or Penn Mutual who invest policy dividends may open an account in any of the Funds with a minimum initial purchase of $50 or more of policy dividends and subsequent assignment of dividends to the Funds.

    Stock certificates will be issued upon written request and without charge.

    Except for confirmation of purchases made under the Open Account, the cost of these shareholder services are borne by the Funds.

    Automated Clearing House ("ACH")  The ACH Network expedites the transfer of
    --------------------------------
monies by electronically transmitting funds between member financial institutions. To take advantage of this convenient fund transfer method, you must provide Sentinel Service with a pre-designated destination. There is no charge for this service.

    Distribution Options  Shareholders of the Funds may elect to reinvest
    --------------------
automatically their income dividends and any capital gains distributions in additional full and fractional shares of any one of the other Funds at the net asset value of the selected Fund at the close of business on the valuation date for the dividend, without the payment of any charge. Before exercising this option, shareholders should read the portions of the Prospectus relating to the selected Fund's objectives and policies. The target and original accounts for dividends must be in different Funds.

    Automatic Investment Plan  See the Prospectus for information and an
    -------------------------
application.  The minimum initial investment and subsequent investment is $50.

    Telephone Investment Service  See the Prospectus for information and an
    ----------------------------
application.

  Check Writing Service (Class A shares of the High Yield, Bond, Government
  -------------------------------------------------------------------------
Securities, Short Maturity  Government,  Money Market, Tax-Free Income, New York
--------------------------------------------------------------------------------
and Pennsylvania Funds)  A special feature of the Class A shares of these Funds
-----------------------
is the Check Writing privilege available through IFTC. Any shareholder who would like to draw checks on his account should check the box on the application captioned "Check Writing Service" or subsequently, make a written request to the Funds. Checks then will be provided by IFTC. These checks may be made payable in any amount not less than $500, except for the Money Market Fund which has a minimum amount of not less than $250. Withdrawals by check may not be made until shares have been in the account for at least fifteen
(15) days. The price at which shares will be redeemed to cover a check will be the net asset value determined on the day the check clears. Potential fluctuations in net asset value of the Funds' shares should be taken into account when writing checks. If a dividend or capital gains distribution is paid during the period between writing and clearing of a check, the shareholder will be entitled to the dividend or distribution, but the net asset value of the shares will be reduced by the amount of the dividend payment. Because shareholders cannot determine the exact redemption price of their shares at the time a check is written, closing an account through check writing is not possible.

    There is no fee for check writing, but, upon notice, a fee for this service may be charged in the future. Fees are charged for stop payments, insufficient funds or other valid reasons.

    Exchange Privilege  This privilege also permits a shareholder whose
    ------------------
financial needs have changed to transfer an investment from a National Life Variable Annuity account (presently the only such entity is the Variable Annuity Account I). Such transfers from a National Life Variable Annuity account are made without a sales charge on the basis of respective net asset values after payment of a fee of $75 (in addition to any applicable transfer taxes) to Sentinel Service for such transfer.

    An exchange is a taxable transaction for income tax purposes and any gain or loss realized is recognizable for such purposes.

    Reinstatement Privilege  Shareholders who have redeemed all or part of their
    -----------------------
shares may reinvest all or part of the redemption proceeds at the current net asset value without charge if a written request is received or is postmarked within one year after the redemption. Short Maturity Government Fund shareholders who have held their shares for 90 days or less, however, may only use the reinstatement privilege to reinvest in the Short Maturity Government Fund. The privilege may be exercised only once by a shareholder as to any of the Funds except where the sole purpose of the transaction is to transfer the shareholder's interest or a portion thereof in the Funds to a trustee or custodian for such shareholder's Self-Employed Retirement Plan or IRA. If the shareholder realizes a gain on redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If the shareholder realizes a loss on redemption and subsequently uses the reinstatement privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested.

    If the reinstatement is made for the purpose of effecting a rollover into an IRA, as described in Section 408(d)(3) of the Code, of a distribution from a tax sheltered retirement plan which had been invested in shares of the Funds, such reinvestment of redemption proceeds may be made any time within 60 days from the date on which the investor received the distribution.


           TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD INFORMATION

    Each of the Funds (except the Money Market Fund) from time to time may include its average annual total return in advertisements or information furnished to present or prospective shareholders. The average annual total return for each of the Funds for the one, five and ten year periods ended November 30, 1998 were:

                      AVERAGE ANNUAL TOTAL RETURN FOR THE
                      -----------------------------------

                                 One Year Ended         Five Years Ended         Ten Years Ended
                                 November 30, 1998      November 30, 1998        November 30, 1998
                                 -----------------      -----------------        -----------------
Common Stock Fund-A                8.6%                     16.8%                 15.2%
Common Stock Fund-B                9.5%                     17.4%(6)

Balanced Fund-A                    6.6%                    11.5%                  11.6%
Balanced Fund-B                    7.5%                    12.5%(6)

Growth Fund-A                      2.9%                    13.7%                  12.6%

Small Company Fund-A              -2.5%                    10.9%                  10.5%(2)
Small Company Fund-B              -1.8%                     9.9%(6)

World Fund-A                       4.8%                    10.2%                  13.0%(2)
World Fund-B                       5.4%                     9.7%(6)

High Yield Fund - A               -1.4%                     4.0%(1)                N/A
High Yield Fund - B               -1.1%                     4.2%(1)                N/A

Bond Fund-A                        3.6%                     5.5%                   8.4%

Bond Fund-B                        3.8%                     5.8%(6)

Gov. Sec. Fund-A                   5.6%                     5.6%                   8.1%

Short Maturity Fund-A              5.6%                     6.4%(3)                N/A

Tax-Free Income Fund-A             3.2%                     4.8%                   7.3%(4)

New York Fund-A                    4.0%                     6.6%(5)                N/A

Pennsylvania Fund-A                2.6%                     4.5%                   6.6%


(1) For the period June 23, 1997 (commencement of operations) through November 30, 1998.
(2) For the period from March 1, 1993 (commencement of operations) through November 30, 1998.
(3) For the period from March 24, 1995 (commencement of operations) through November 30, 1998.
(4) For the period from October 1, 1990, when Sentinel Tax-Free Income Fund commenced operations, through November 30, 1998.
(5) For the period from March 27, 1995 (commencement of operations) through November 30, 1998.
(6) For the period from April 1, 1996 (commencement of operations) through November 30, 1998.

    The above amounts were computed by assuming a hypothetical initial payment of $1,000. From this $1,000 the maximum sales load of $50 (5.0% of the public offering price for the Class

A shares of the Common Stock, Balanced, Growth, Small Company and World Funds; $40 (4.0% of the public offering price for the Class A shares of the Bond, Government Securities, Tax-Free Income, New York and Pennsylvania Funds); and $10 (1% for the Class A shares of the Short Maturity Government Fund) was deducted. It then was assumed that all of the dividends and distributions by each of the Funds over the relevant time period were reinvested. It then was assumed that at the end of the one-, five- or ten-year period, after taking into account all applicable recurring and nonrecurring expenses, the entire amount was redeemed. The average annual total return then was calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return). For the Class B shares, the maximum offering price is equal to the net asset value, and it is assumed that the investment is redeemed at the end of the period. No information is shown for the Class B shares of the Growth Fund and the Class C shares of the Common Stock, Balanced, World and High Yield Funds, since they had less than one year of results as of November 30, 1998, or for the Class D shares of the Balanced Fund, which had not begun operations as of November 30, 1998.

    Each Fund's average annual total return and current yield will vary depending upon market conditions, the securities comprising such Fund's portfolio, such Fund's operating expenses and the amount of net capital gains or losses realized by such Fund during the period. An investment in any of the Funds will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

    Each of the Funds also from time to time may advertise its total return for specified periods without subtracting the sales load, to illustrate better the performance of money already invested in the Fund during those periods.

    On occasion, the Funds may compare their average annual total return figures to mutual fund averages such as those compiled by Lipper Analytical Services, Inc., and to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 and the Shearson Lehman Aggregate Bond Index.

    The High Yield, Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short Maturity Government Funds' annualized yields for the 30-day period ended November 30, 1998 were:

                                   Class A Shares   Class B Shares   Class C shares
                                   ---------------  ---------------  ---------------
High Yield                         9.55%            9.43%            8.47%
Bond Fund                          6.09%            5.44%
Tax-Free Income                    3.91%            NA
Pennsylvania                       3.99%            N/A
New York                           4.33%            N/A
Gov.'t Securities                  5.59%            N/A
Short Maturity                     6.05%            N/A

The average daily number of shares outstanding during the period that were eligible to receive dividends were:

                                   Class A Shares   Class B Shares   Class C Shares
                                   --------------   --------------   --------------
High Yield                          3,155,048       5,683,846            190,006
Bond Fund                          14,174,880       2,475,185
Tax-Free Income                     6,428,407       N/A
Pennsylvania                        2,580,551       N/A
New York                              969,691       N/A
Gov.'t Securities                   7,339,878       N/A
Short Maturity                     6,,941,348       N/A

Income was computed by totalling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield then was annualized on a bond equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

    These Funds also may show yield to those already invested in the Funds by using the net asset value per share instead of the maximum offering price per share in the above calculations, which has the effect of raising the quoted yields. Using net asset values, the yields of the Class A shares of the High Yield, Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short Maturity Government Funds as of November 30, 1998 were 9.95%, 6.34%, 4.08%, 4.16%, 4.51%, 5.83% and 6.11%, respectively.

In addition, the Tax-Free Income, Pennsylvania and New York Funds may quote tax-equivalent yield in advertisements. The calculation of tax-equivalent yield is done by multiplying the tax-exempt part of the Fund's yield by an amount which is one minus a stated tax rate, and adding the result to that part, if any, of the Fund's yield that is taxable. As of November 30, 1998, the tax-equivalent yield of the Tax-Free Income Fund was 6.75 %, the tax-equivalent yield of the Pennsylvania Fund was 7.08%, and the tax-equivalent yield of the New York Fund
was 8.02%.   For purposes of the above tax-equivalent yield calculations the assumed federal tax rate is 39.6%. In the case of the New York and Pennsylvania Funds, the assumed combined federal and state tax rates are 43.75% and 41.27%, respectively.

    The Money Market Fund normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. In accordance with regulations adopted by the SEC, the Money Market Fund is required to disclose its annualized yield for certain seven-day base periods in a standardized manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities. The SEC also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result.

    The yield quoted should not be considered a representation of the yield of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Money Market Fund and changes in interest rates on such investments, but also on changes in the Money Market Fund's expenses during the period.

    Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, the Money Market Fund's yield fluctuates, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time.


                              GENERAL INFORMATION

    Copies of the Amended and Restated Articles of Incorporation and the By-Laws of the Company, the Amended and Restated Declaration of Trust and the Code of Regulations of the Pennsylvania Fund, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also now available at the SEC's Internet Web site at http://www.sec.gov. All cash and securities of the Funds, except for U.S. Government Securities which are represented only in book entry form at the Federal Reserve Bank, are held by IFTC or in a central depository system in the name of Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105 as the Funds' Custodian. IFTC is also Dividend Disbursing Agent for the Funds' shares. Sentinel Service is Transfer Agent and Registrar for the Funds' shares. All correspondence regarding the Funds should be mailed to Sentinel Administrative Service Company, P.O. Box 1499, Montpelier, Vermont 05601-1499.

    The independent accountants for the Funds are PricewaterhouseCoopers LLP, located at 1177 Avenue of the Americas, New York, New York 10036. The independent accountants are responsible for auditing the annual financial statements of the Company and the Pennsylvania Fund.

    Counsel for the Funds is Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557.


                             FINANCIAL STATEMENTS

    Audited financial statements for the Company and for the Pennsylvania Fund are incorporated by reference to the Funds' 1998 Annual Report to Shareholders.

                                  APPENDIX A

                          Description of Bond Ratings
                           ---------------------------

Moody's Investors Service, Inc. ("Moody's") Bond Ratings

    Moody's describes its ratings for corporate and municipal bonds as follows:

    Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge". Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa - Bonds which are rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Rating Requirements: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Note: Those bonds in the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

Standard & Poor's, a Division of the McGraw-Hill Companies, Inc. ("Standard & Poor's") Debt Ratings

    A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers and other forms of credit enhancement on the obligation.

    The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable.
Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

    I. - Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

    II - Nature of and provisions of the obligation; and

    III - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's describes its ratings for corporate and municipal debt as follows:

    AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its commitment on the obligation is extremely strong.

    AA - Debt rated AA has differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its commitment on the obligation is very strong.

    A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. The obligor's capacity to meet its commitment on the obligation is still strong.

    BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment to the obligation.

    BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

    B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

    CCC - Debt rated CCC has a currently identifiable vulnerability to default,
                               ---------
and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

    CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

    C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    CI - The rating CI is reserved for income bonds on which no interest is being paid.

    D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    NR - Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

    Indicates that continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    Provisional Ratings - The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other
    ---------------------                   ---
standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                                  APPENDIX A

                          RATINGS OF MUNICIPAL BONDS

Description of Moody's Investors Service, Inc.'s ("Moody's") Municipal Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: These bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, Al, Baal, Bal and B1.

  Short-term Notes: The three ratings of Moody's for short-term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, and MIG 3/VMIG 3; MIG 1/VMIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with "ample margins of protection"; MIG 3/VMIG 3 instruments are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades."

Description of Moody's Commercial Paper Ratings

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-l repayment capacity will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and with established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Municipal Debt Ratings

  A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

  The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

    I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    II. Nature of and provisions of the obligation;

    III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity of the obligor to meet its financial commitment on the obligation is extremely strong.

  AA Debt rated "AA" differs from the highest-rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A
           Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  BB Debt rated "BB," "B," "CCC," "CC" and "C" are regarded as having B significant speculative characteristics. "BB" indicates the least CCC degree of speculation and "C" the highest degree of speculation. While CC such debt will likely have some quality and protective characteristics, C these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

  D Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor's Commercial Paper Ratings

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-l" for the highest quality obligations to "D" for the lowest. These categories are as follows:

  A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

  A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  B Issues rated "B" are regarded as having only speculative capacity for timely payment.

  C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

  D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor's believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

  A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  --Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

  --Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

  Note rating symbols are as follows:

  SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

  SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

  SP-3     Speculative capacity to pay principal and interest.

                                  APPENDIX B

                   ECONOMIC AND OTHER CONDITIONS IN NEW YORK

     The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York"). Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of State issuers, however, it has not been updated. The Fund has not independently verified this information.

     The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.


New York City

     General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The City's current financial plan assumes that after noticeable improvements in the City's economy during calendar years 1997 and 1998, economic growth will slow, with local employment increasing modestly through fiscal year 2002.

     For each of the 1981 through 1998 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"), after discretionary transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without reductions in City services or entitlement programs or tax or other revenue increases that could adversely affect the City's economic base.

     Pursuant to the laws of the State, the Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 1999 through 2002 fiscal years (the "1999-2002 Financial Plan", "Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

     City's Financing Program. Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1999 through 2002 contemplates the issuance of $5.2 billion of general obligation bonds and $5.4 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority") to finance City capital projects. In 1997, the State enacted the New York City Transitional Finance Authority Act (the "Finance Authority Act"), which created the Transitional Finance Authority, to assist the City in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In a challenge to the constitutionality of the Finance Authority Act, the State trial court, by summary judgment on November 25, 1997, held the Finance Authority Act to be constitutional. On July 30, 1998, the State Appellate Division affirmed the trial court's decision. Plaintiffs filed a notice of appeal with the State's Court of Appeals for an appeal as of right of the Appellate Division order. The appeal as of right was dismissed on September 22, 1998. Plaintiffs subsequently filed a motion for leave to appeal with the Court of Appeals, which motion was denied on December 22, 1998. Even with the capacity of the Transitional Finance Authority, the City may be required temporarily to delay entering into new contractual commitments at the end of fiscal year 1999 and, without additional legally authorized borrowing capacity, under projections (current as of December 18, 1998), would reach the limit of its capacity to enter into new contractual commitments in fiscal year 2000. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements (See "Seasonal Financing Requirements" within). The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority (the "Water Authority") bonds and Transitional Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Transitional Finance Authority bonds.

     1998 Fiscal Year. For the 1998 fiscal year, (July 1, 1997-June 30, 1998) the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 1998 fiscal year is the eighteenth year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

     1999-2002 Financial Plan. On November 18, 1998, the City released the Financial Plan for the 1999 through 2002 fiscal years, which relates to the City and certain entities which receive funds from the City. The City Financial Plan is a modification to the financial plan submitted to the New York State Financial Control Board (the "Control Board") on June 26, 1998 (the "June Financial Plan"). The City Financial Plan projects revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, and project gaps of $2.2 billion, $2.9 billion and $2.4 billion for the 2000 through 2002 fiscal years, respectively, after implementation of a gap closing program to reduce agency expenditures by $200 million in the 1999 fiscal year and approximately $80 million in each of fiscal years 2000 through 2002.

     The City's projected budget gaps for the 2001 and 2002 fiscal years do not reflect the savings expected to result from the prior years' programs to close the gaps set forth in the City Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 2000 budget are not taken into account in projecting the budget gaps for the 2001 and 2002 fiscal years.

     The 1999-2002 Financial Plan includes a proposed discretionary transfer in the 1999 fiscal year of $465 million to pay debt service due in the fiscal year 2000. In addition, the Financial Plan reflects enacted and proposed tax reduction programs totaling $429 million, $604 million and $606 million in fiscal years 2000 through 2002, respectively, including the elimination of the City sales tax on all clothing as of December 1, 1999, the extension of current tax reductions for owners of cooperative and condominium apartments starting in fiscal year 2000 and a personal income tax credit for child care and for resident holders of Subchapter S corporations starting in fiscal year 2000, which are subject to State legislative approval, and reduction of the commercial rent tax commencing in fiscal year 2000.

     Assumptions. The 1999-2002 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 1999-2002 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1999 through 2002 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation (the "HHC"), the Board of Education (the "BOE") and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; the ability of the City to implement cost reduction initiatives; the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

     The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999 and which is projected to provide revenue of $183 million, $524 million, and $544 million in the 2000, 2001 and 2002 fiscal years, respectively; and (ii) collection of the projected rent payments for the City's airports, totaling $6 million, $365 million, $155 million and $185 million in the 1999 through 2002 fiscal years, respectively, a substantial portion of which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal actions. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

     Municipal Unions. The Financial Plan reflects the costs of the settlements and arbitration awards with certain municipal unions and other bargaining units, which together represent approximately 98% of the City's workforce, and assumes that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements and arbitration awards. These contracts are approximately five years in length and have a total cumulative net increase of 13%. Assuming the City reaches similar settlements with its remaining municipal unions, the cost of all settlements for all City-funded employees, as reflected in the Financial Plan, would total $1.2 billion in the 1999 fiscal year and exceed $2 billion thereafter. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001.

     Intergovernmental Aid. The City depends on the State for aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

     Year 2000 Computer Matters. The year 2000 presents potential operational problems for computerized data files and computer programs which may recognize the year 2000 as the year 1900, resulting in possible system failures or miscalculations. In November 1996, the City's Year 2000 Project Office was established to develop a project methodology, coordinate the efforts of City agencies, review plans and oversee implementation of year 2000 projects. At that time, the City also evaluated the capabilities of the City's Integrated Financial Management System and Capital Projects Information System, which are the City's central accounting, budgeting and payroll systems, identified the potential impact of the year 2000 on these systems, and developed a plan to replace these systems with a new system which is expected to be year 2000 compliant prior to December 31, 1999. The City has also performed an assessment of its other mission-critical and high priority computer systems in connection with making them year 2000 compliant, and the City's agencies have developed and begun to implement both strategic and operational plans for non-compliant application systems. In addition, the City Comptroller is conducting audits of the progress of City agencies in achieving year 2000 compliance. While these efforts may involve additional costs beyond those assumed in the Financial Plan, the City believes, based on currently available information, that such additional costs will not be material.

     The Mayor's Office of Operations has stated that work has been completed, and all or part of the necessary testing has been performed, on approximately 49% (current as of December 18, 1998) of the mission-critical and high priority systems of Mayoral agencies. The City's computer systems may not all be year 2000 compliant in a timely manner and there could be an adverse impact on City operations or revenues as a result. The City is in the process of developing contingency plans for all mission-critical and high priority systems, if such systems are not year 2000 compliant by pre-determined dates. The City is also in the process of contacting its significant third party vendors regarding the status of their compliance. Such compliance is not within the City's control, and therefore the City cannot assure that there will not be any adverse effects on the City resulting from any failure of these third parties.

     Certain Reports. The City's financial plans have been the subject of extensive public comment and criticism. From time to time, the Control Board staff, the Office of the State Deputy Comptroller (the "OSDC"), the City Comptroller, the City's Independent Budget Office (the "IBO") and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

     On December 30, 1998, the City Comptroller issued a report on the City Financial Plan. With respect to the 1999 fiscal year, the report identified a possible surplus of between $593 million and $897 million, including $465 million in the budget stabilization account. Potential risks identified in the report for the 1999 fiscal year include $135 million of greater overtime spending and a write-down of outstanding education aid receivables that are ten years past due, which are estimated to be approximately $39 million in the 1999 fiscal year. With respect to fiscal years 2000 through 2002, the report identified baseline risks of between $454 million and $636 million, $223 million and $1.2 billion, and $399 million and $1.9 billion, respectively, depending upon whether the State approves the extension of the 14% personal income tax surcharge and whether the City incurs additional labor costs as a result of the expiration of labor contracts starting in fiscal year 2001 which, if settled at the current forecast level of inflation, would result in additional costs totaling $487 million in fiscal year 2001 and $987 million in fiscal year 2002. Additional risks identified in the report for fiscal years 2000 through 2002 include assumed payments from the Port Authority relating to the City's claim for back rentals, which are the subject of arbitration, possible increased overtime expenditures and the write-down of outstanding education aid receivables increasing to $109 million in fiscal year 2002. The report noted that these risks may be partially offset in each of fiscal years 2000 through 2002 by additional resources of between approximately $500 million and $700 million to $950 million, depending on the level of assumed tax revenues, which would result in projected budget gaps, including the gaps projected in the Financial Plan, of between $1.9 billion and $2.3 billion, $2.3 billion and $3.7 billion, and $1.9 billion and $3.8 billion in fiscal years 2000 through 2002, respectively. The report noted that, in the past, the City has relied on initiatives such as agency expenditure reductions, asset sales and increased State and Federal aid to close projected budget gaps. The report further noted that an area of concern is the projected 8.4% growth in the 1999 fiscal year of operating expenditures (which exclude State and Federal categorical aid and debt service).

     On August 25, 1998, the City Comptroller issued a report reviewing the current condition of the City's major physical assets and the capital expenditures required to bring them to a state of good repair. The report's findings relate only to current infrastructure and do not address future capacity or technology needs. The report estimated that the expenditure of approximately $91.83 billion would be required over the next decade to bring the City's infrastructure to a systematic state of good repair and address new capital needs already identified. The report stated that the City's current Ten-Year Capital Strategy, together with funding received from other sources, is projected to provide approximately $52.08 billion. The report noted that the City's ability to meet all capital obligations is limited by law, as well as funding capacity, and that the issue for the City is how best to set priorities and manage limited resources.

     On December 16, 1998, the staff of the OSDC issued a report on the City Financial Plan. The report concluded that the City is likely to end fiscal year 1999 with a $1 billion surplus. With respect to fiscal years 2000 through 2002, the report concluded that the budget gaps for such years could be larger than those projected by the City, totaling $3.1 billion, $3.6 billion and $3.2 billion in fiscal years 2000 through 2002, respectively. The risks identified in the report include (i) assumed payments from the Port Authority relating to the City's claim for back rentals, which are the subject of arbitration, (ii) greater than expected increases in health insurance costs and (iii) the potential need for the City to provide funding to HHC for wage increases and to BOE for Project Read and teachers' supplemental salaries which were previously funded by the State. The report also noted that potential future liabilities could result from possible changes in the investment earnings assumption or other assumptions affecting pension costs. In addition, the report noted that the City is vulnerable to an economic downturn, which could reduce revenues and increase City pension contributions and public assistance caseloads and that the City Financial Plan does not make any provision for (i) wage increases after the expiration of current contracts which, at projected local inflation rates, would increase the gaps by $430 million and $940 million in fiscal years 2001 and 2002, respectively, or (ii) the possibility that the 14% personal income tax surcharge will not be extended.

     In the report the OSDC identified several other concerns. With respect to property taxes, the report noted that the City is supporting legislation that would prevent certain property owners from using actual sales of real property as evidence of whether an assessment is unequal, and that, if such legislation is not enacted, City officials feel that the City's liability in tax certiorari cases could increase substantially over current estimates. With respect to welfare reform, the report expressed concern that the City Financial Plan does not reflect the full impact of implementing Federal welfare reform and other changes in State public assistance programs, including compliance with the Federal work requirements.

     The report also expressed concern about the City's growing debt burden, which will reach 19% of tax revenues by fiscal year 2002, and noted that HHC is facing significant budget gaps starting in fiscal year 2000 and will face increasing competitive pressures in the near future when the State begins requiring most Medicaid recipients to enroll in managed care plans. With respect to the City's program to repair or replace computer systems to solve the Year 2000 problem, the report noted that an additional $100 million may be required from the operating budget for consulting contracts.

     On December 21, 1998, the staff of the Control Board issued a report reviewing the City Financial Plan. The report noted that the City is likely to end the 1999 fiscal year in balance. However, the report identified risks of $504 million, $284 million and $619 million for fiscal years 2000 through 2002, respectively, which when combined with the City's projected gaps, results in estimated gaps of $2.7 billion, $3.2 billion and $3.0 billion for fiscal years 2000 through 2002, respectively, before making provision for any increased labor costs which may occur when the current contracts with City employees expire in calendar year 2000. With respect to subsequent fiscal years, the principal risks identified in the report include (i) the possibility that the City may decide to fund the $63 million annual cost of teachers' salary supplementation for fiscal years 2000 through 2002, which the State failed to fund in the 1999 fiscal year, and an additional risk of $109 million in fiscal year 2002 for BOE resulting from the write-down of funds owed to BOE by the State which have been outstanding for ten years or more; (ii) the receipt of assumed rental payments from the Port Authority relating to the City's claim for back rents, which are the subject of arbitration; and (iii) overtime and health insurance expenditures which could be greater than assumed in the City Financial Plan. With respect to fiscal year 2000, the report noted that it is unlikely, given the economic outlook, that the City will approach the $2.1 billion surplus rolled from fiscal year 1998 into fiscal year 1999. The report further noted that the gaps facing the City are being caused by slowly growing revenues, reflecting the City's tax reduction programs, as well as expenditure growth from increased salaries and wages in the City's current collective bargaining agreements, increased health insurance costs and an expanding debt service burden.

     Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $500 million of short-term obligations in the 1999 fiscal year to finance the City's projected cash flow needs for the 1999 fiscal year. The City issued $1.075 billion in short-term obligations in fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

     Ratings. As of January 15, 1999, Moody's Investors Service, Inc. ("Moody's") rated the City's outstanding general obligation bonds A3, Standard & Poor's ("Standard & Poor's") rated such bonds A- and Fitch IBCA, Inc. ("Fitch") rated such bonds A-. In July 1995, Standard & Poor's revised downwards its ratings on outstanding general obligation bonds of the City from A- to BBB+. In July 1998, Standard & Poor's revised its rating of City bonds upward to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

     Outstanding Indebtedness. As of September 30, 1998, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $26.4 and $3.1 billion of outstanding net long-term debt. As of October 22, 1998, the Water Authority had approximately $8.4 billion aggregate principal amount of outstanding bonds, inclusive of subordinate second resolution bonds, and $600 million aggregate principal amount of outstanding commercial paper notes.

     Water, Sewer and Waste. Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and Federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply, will prevent the need for filtration. On May 6, 1997, the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002 in response to the City's adoption of certain watershed regulations. The estimated incremental cost to the City of implementing this Watershed Memorandum of Agreement, beyond investments in the watershed which are planned independently, is approximately $400 million. The City has estimated that if filtration of the upstate water supply system is ultimately required, the construction expenditures required could be between $4 billion and $5 billion.

     Legislation has been passed by the State which prohibits the disposal of solid waste in any landfill located within the City after December 31, 2001.
The Financial Plan includes the estimated costs of phasing out the use of landfills located within the City. A suit has been commenced against the City by private individuals under the Resource Conservation and Recovery Act seeking to compel the City to take certain measures or, alternatively, to close the Fresh Kills landfill. If as a result of such litigation, the City is required to close the landfill earlier than required by State legislation, the City could incur additional costs during the Financial Plan period. Pursuant to court order, the City is currently required to recycle 2,100 tons per day of solid waste and is required to recycle 3,400 tons per day by July 1999 and 4,250 tons per day by July 2001. The City is currently recycling slightly over 2,100 tons per day of solid waste. The City may seek to obtain amendments to Local Law No. 19 to modify this requirement. If the City is unable to obtain such amendments and is required to fully implement Local Law No. 19, the City may incur substantial costs.

     Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. As of June 30, 1998, the City estimated its potential future liability on account of outstanding claims amounted to approximately $3.5 billion.

New York State

     Current Economic Outlook.  The national economy strengthened during 1997
and accelerated its rate of expansion as 1998 began.   National economic growth
in both 1998 and 1999 is expected to be slower than it was during 1997. The State Division of the Budget projects real GDP growth of 3.4 percent in 1998, below the 1997 growth rate of 3.9 percent. In 1999, real GDP growth is expected to fall further, to 1.6 percent. The State economy has also continued to expand, but growth remains somewhat slower than in the nation. The State's forecast of the State's economy projects continued growth in 1998 and 1999 for employment, wages, and personal income, although for 1999, a significant slowdown in the growth rates of personal income and wages are expected.

     Employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated job gains. With the exception of government and manufacturing, every sector recorded employment gains for the first six months of 1998, with the service and trade sectors accounting for most of the increase. Much of the service sector increase occurred in business services. According to data through June 1998, since December 1994, total employment has risen 286,000, with private employment up by 330,000 and government employment down by 44,000.

     Overall, employment growth is expected to be 2.0 percent in 1998, the strongest in a decade, but is expected to drop to 1.0 percent in 1999, reflecting the slowing growth in the national economy, continued spending restraint in government, less robust profitability in the financial sector and continued restructuring in the manufacturing, health care and banking sectors. Employment growth in the State was 1.5 percent for 1997. On the national level, employment growth was 2.6 percent for 1997 and is projected to be 2.5 percent and 1.9 percent for 1998 and 1999, respectively.

     On an average annual basis, the State unemployment rate is projected to drop through 1998 and 1999 reaching 5.3 percent for 1999 as compared to the 6.4 percent level of 1997. The State unemployment rate for 1998 is projected to be
5.6 percent. For the nation as a whole, the unemployment rate was 5.0 percent for 1997, is projected to be 4.5 percent in 1998 and 4.6 percent in 1999.

     Personal income growth in both the State and nation is projected to be 5.0 percent for 1998. Personal income growth in 1997 was 4.7 percent and 5.6 percent respectively for the State and nation. Personal income growth in the State is projected to decline to 3.4 percent for 1999, below the 4.2 percent level as projected for the nation. Growth in bonus payments is expected to moderate significantly, a distinct shift from the unusually high increases of the last few years.

     The 1998-1999 Fiscal Year. The State's current fiscal year commenced on April 1, 1998 and ends on March 31, 1999. On January 20, 1998 the Governor presented his 1998-1999 Executive Budget (the "Executive Budget") to the Legislature. The State's budget for the 1998-

1999 fiscal year was not adopted by the April 1 statutory deadline. Prior to adoption of the budget, the Legislature enacted necessary appropriations for state-supported debt service. On April 18, 1998, the State Legislature passed a State budget for the State's 1998-1999 fiscal year, and on April 25, 1998 the Governor vetoed certain of the increased spending initiatives in the budget passed by the State Legislature.

     The State's financial plan for the 1998-1999 fiscal year (the "1998-1999 Financial Plan") is projected to be balanced on a cash basis in the General Fund. (The General Fund is the principal operating fund of the State. It is the State's largest fund and receives almost all State taxes. In the State's 1998-1999 fiscal year, the General Fund is expected to account for approximately
70.1 percent of total State Funds disbursements). Previously, the State had projected a potential budget imbalance of up to $1.68 billion for the 1998-1999 fiscal year. Total General Fund receipts, including transfers from other funds, are projected to be $37.84 billion, an increase of over $3 billion from the $34.55 billion recorded in the 1997-1998 fiscal year. Total General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $36.78 billion. This represents an increase of $2.43 billion or 7.1 percent from 1997-1998, or an average annual increase of only 2.3 percent since 1994-1995.

     The State Division of the Budget estimates that the 1998-1999 Financial Plan includes approximately $64 million in non-recurring resources or savings.

     In terms of receipts, the transfer of a portion of the budget surplus recorded in 1997-1998 to 1998-1999 exaggerates the "real" growth in State receipts from year to year by depressing reported 1997-1998 figures and inflating 1998-1999 projections. Conversely, the incremental cost of tax reductions newly effective in 1998-1999 and the impact of statutes earmarking certain tax receipts to other funds work to depress apparent growth below the underlying growth in receipts attributable to expansion of the State economy.

     Net personal income tax collections are projected to reach $21.44 billion, nearly $3.70 billion above the reported 1997-1998 collection total with $2.4 billion of the increase reflecting the net impact of the transfer of the surplus from State fiscal year 1997-1998 to the 1998-1999 fiscal year. This tax continues to account for over half of the State's General Fund receipts base. User tax collections are projected to reach $7.21 billion in fiscal year 1998-1999, an increase of $170 million over the 1997-1998 fiscal year.

     Business tax receipts are projected to be $4.79 billion for State fiscal year 1998-1999. This represents an approximate 2.0 percent decline from the 1997-1998 results. The year-over-year decline in projected receipts in this category is largely due to statutory changes resulting in diversion of General Fund petroleum business and utility tax receipts. Additionally, the State's economic forecast has profit growth slowing significantly in 1998.

     The 1998-1999 Financial Plan, as of June 1998, projected General Fund receipts to be received from the following sources in the approximate following proportions: i) personal income tax: 56.6 percent, ii) user taxes and fees: 19.0 percent, iii) business taxes 13.2 percent, iv) other taxes: 2.7 percent (includes estate and gift taxes), and v) miscellaneous receipts: 8.5 percent (includes investment income, medical provider assessments and minor federal grants).

     In terms of disbursements, the 1998-1999 Financial Plan, as of June 1998, projected General Fund disbursements to be allocated to the following categories in the approximate following proportions: i) grants to local government: 68.4 percent, ii) state operations: 18.2 percent, iii) debt service: 6.0 percent, iv) general State charges: 6.0 percent (includes contributions to pension systems and health insurance for State employees) and v) capital/other: 1.4 percent.

     The 1998-1999 Financial Plan projects spending of $25.14 billion for grants to local government, an increase of $1.88 billion or 8.1 percent over the prior year. The largest annual increases are for educational programs, Medicaid, other health and social welfare program, and community project grants. State operations spending, which accounts for the costs of running State agencies, is projected at $6.70 billion, an increase of $511 million or 8.3 percent from the prior year. General State Charges, which accounts primarily for fringe benefits for State employees, is projected to total $2.22 billion in 1998-1999, a modest decrease from the 1997-1998 fiscal year.

     Future Fiscal Years. The Executive Budget projected budget gaps of approximately $1.75 billion in 1999-2000 growing to approximately $3.75 billion in the 2000-2001 fiscal year. These gaps were projected after assuming unspecified savings actions totaling $600 million in 1999-2000 and $800 million in 2000-2001. Moreover, the State's projections for 1999-2000 also assume $250 million in additional receipts from the settlement of State claims against the tobacco industry. As a result of the budget passed by the State Legislature and the vetoes of the Governor of certain increased spending in the State budget passed by the Legislature, the potential imbalance in the 1999-2000 fiscal year is expected to be roughly $1.3 billion, or about $400 million less than previously projected. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-1999 fiscal year.

     The STAR program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in the 2000-2001 fiscal year. Measured from the 1998-1999 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in the 1997-1998 and 1998-1999 fiscal years, will lower General Fund taxes and fees by an estimated $1.8 billion in the 2000-2001 fiscal year. The fiscal effects of tax reductions adopted in the last several fiscal years (including 1998-1999) are projected to grow more substantially beyond the 1998-1999 fiscal year, with the incremental annual cost of all currently enacted tax reductions estimated at over $4 billion by the time they are fully effective in State fiscal year 2002-2003. Disbursement projections for the out years currently assume additional outlays for i) school aid, ii) Medicaid, iii) welfare reform, iv) mental health community reinvestment, and v) other multi-year spending commitments in law.

     GAAP-Basis Results. On March 31, 1998, the State recorded on a GAAP-basis, its first-ever accumulated positive balance in its General Fund. This accumulated surplus was $567 million. This compares to accumulated deficits of $995 million and $2.928 billion for the fiscal years ended March 31, 1997 and March 31, 1996, respectively. The improvement in the State's GAAP position, is attributable, in part, to the cash surplus recorded at the end of the State's 1997-1998 fiscal year. Much of that surplus is reserved for future requirements, but a portion is being used to meet spending needs in 1998-1999. Thus, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the 1998-1999 fiscal year. The General Fund accumulated surplus is projected to be $27 million at the end of the 1998-1999 fiscal year.

     The State reported a General Fund operating surplus of $1.56 billion for the 1997-1998 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-1997 fiscal year. Revenues increased 1.8 percent, and expenditures increased 0.4 percent from the 1996-1997 fiscal year.

     Special Considerations. On July 23, 1998, the New York State Comptroller issued a report which noted that a significant cause for concern is the budget gaps in the 1999-2000 and 2000-2001 fiscal years, which the State Comptroller projected at $1.8 billion and $5.5 billion, respectively, after excluding the uncertain receipt of $250 million of funds from the tobacco settlement assumed for each of such fiscal years, as well as the unspecified actions assumed in the State's projections. The State Comptroller also stated that if the securities industry or economy slows, the size of the gaps would increase.

     According to the State Division of the Budget, uncertainties with regard to the economy present the largest potential risk to budget balance in New York State. The Executive Budget identified various risks, including either a financial market or broader economic correction during the State's financial plan period, which risks are heightened by the relatively lengthy expansion currently underway, and the financial turmoil in Asia. In addition, the Executive Budget noted that a normal forecast error of one percentage point in the expected growth rate could raise or lower receipts by over $1 billion by the last year of the projection period, and that funding is not included for any costs associated with new collective bargaining agreements after the expiration of the current contracts at the end of the 1998-1999 fiscal year. Furthermore, the securities industry is more important to the New York economy than the national economy, and a significant deterioration in stock market performance could ultimately produce adverse changes in wage and employment levels.

     The State's financial plans and executive budgets are based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Many uncertainties exist in forecasts of both the national and State economies, particularly in light of the recent volatility in the international economy and the domestic financial markets, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, any of which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results in the remainder of the 1998-1999 fiscal year and subsequent fiscal years, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the Federal government have helped to create projected structural budget gaps for the State. To address a potential imbalance in a given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year.

     Owing to these and other factors, the State may fact substantial potential budget gaps in future years resulting from a significant disparity between tax revenues from a lower recurring receipts base and the spending required to maintain State programs at mandated levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years.

     Year 2000 Computer Matters. New York State is currently addressing "Year 2000" data processing compliance issues. In 1996, the State created the Office of Technology (the "OFT") to help address statewide technology issues, including the Year 2000 issue. OFT has estimated that investments of at least $140 million will be required to bring approximately 350 State mission-critical and high-priority computer systems not otherwise scheduled for replacement into Year 2000 compliance, and the State is planning to spend $100 million in the 1998-1999 fiscal year for this purpose. As of June 26, 1998, work had been completed on roughly 20 percent of these mission-critical and high-priority systems. All remaining unfinished mission-critical and high-priority systems had at least 40 percent or more of the work completed. Contingency planning is underway for those systems which may be non-compliant prior to failure dates.

     Prior Fiscal Years (Cash Basis).   The State ended its 1997-1998 fiscal
year balanced on a cash basis, with a reported General Fund cash surplus of $2.04 billion resulting from revenue growth and lower spending on welfare, Medicaid, and other entitlement programs. General Fund receipts and transfers from other funds for the 1997-1998 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over the 1996-1997 fiscal year. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent. The State closed a budget gap of approximately $2.3 billion for the 1997-1998 fiscal year. Gap-closing actions included cost containment in State Medicaid, the use of the $1.4 billion 1996-1997 fiscal year budget surplus to finance 1997-1998 fiscal year spending, control on State agency spending and other actions.

     The State ended its 1996-1997 fiscal year balanced on a cash basis, with a 1996-1997

General Fund cash surplus as reported by the State Division of the Budget of approximately $1.4 billion that was used to finance the 1997-1998 Financial Plan. The surplus resulted primarily from higher-than-expected revenues and lower-than-expected spending for social service programs. General Fund receipts and transfers from other funds for the 1996-1997 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the 1995-1996 fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-1997 fiscal year, an increase of 0.7 percent from the 1995-1996 fiscal year.

     The State ended its 1995-1996 fiscal year in balance, with a reported 1995-1996 General Fund cash surplus of $445 million. General Fund receipts and transfers from other funds totaled $32.81 billion, a decrease of 1.1 percent from the 1994-1995 levels. General Fund disbursements and transfers to other funds totaled $32.68 billion for the 1995-1996 fiscal year, a decrease of 2.2 percent from the 1994-1995 levels. Prior to adoption of the State's 1995-1996 fiscal year budget, the State had projected a potential budget gap of approximately $5 billion, which was closed primarily through spending reductions, cost containment measures, State agency actions and local assistance reforms.

     The State ended its 1994-1995 fiscal year with the General Fund in balance. General Fund receipts and transfers from other funds totaled $33.16 billion, an increase of 2.9 percent from the 1993-1994 levels. General Fund disbursements and transfers to other funds totaled $33.40 billion, an increase of 4.7 percent from the 1993-1994 levels.

     Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs without relying on short-term seasonal borrowing. Provisions prohibiting the State from returning to a reliance upon cash flow manipulation to balance its budget will remain in bond covenants until the LGAC bonds are retired.

     Financing Activities. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature.

     As of March 31, 1998, the total amount of outstanding general obligation debt was approximately $5.033 billion, including $293.6 million in bond anticipation notes. The total amount of moral obligation debt was approximately $1.390 billion (down from $3.272 billion as of March 31, 1997), and $24.015 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding.

     For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financing, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt, where debt service is expected to be paid form other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

     The total amount of State-supported debt outstanding grew from 3.4 percent of personal income in the State in the 1988-1989 fiscal year to 6.1 percent for the 1997-1998 fiscal year while State-related debt outstanding declined from 6.8 percent to 6.6 percent of personal income for the same period. Thus, State-supported debt grew at a faster rate than personal income while State-related obligations grew at a slower rate. At the end of the 1997-1998 fiscal year, there was $37 billion of outstanding State-related debt and $34.25 billion of outstanding State-supported debt.

     Public Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurring of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of December 31, 1997, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $84 billion, up from $75.4 billion as of September 30, 1996. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected if any of its public authorities were to default in their respective obligations.

     Ratings. As of July 10, 1998, Moody's and Standard & Poor's rated the State's outstanding general obligation bonds A2 and A, respectively. Standard & Poor's revised its ratings upward from A- to A on August 28, 1997. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the market price of the New York Municipal Bonds in which the Fund invests.

     Litigation. The State is a defendant in numerous legal proceedings including, but not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws.

State programs are frequently challenged on State and Federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. In its audited financial statements for the fiscal year ended March 31, 1997, the State reported its estimated liability for awarded and anticipated unfavorable judgments at $364 million.

     Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1998-1999 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1998-1999 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

                                  APPENDIX C

               ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

  The following information is a brief summary of factors affecting the economy of the Commonwealth of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more of the most recent publicly available offering statements relating to debt offerings of Pennsylvania issuers. The Fund has not independently verified the information.

  Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the "Commonwealth") and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the "City") have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

  The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

  The period from fiscal year 1993 through fiscal 1997 was a time of steady, modest economic growth and low rates of inflation. These economic conditions, together with tax reductions in the several years following the tax rate increases and tax base expansions enacted in fiscal 1991 for the General Fund, produced tax revenue gains averaging 4.1% per year during the period. Total revenues during the same period increased at a 4.7% average rate. Intergovernmental revenue recorded the largest percentage gain during this period, averaging 8.1% (due, in part, to an accounting change). Expenditures and other uses during the fiscal 1993 through fiscal 1997 period rose at a 3.8% rate, led by and average 13.8% annual increase for protection of persons and property program costs. This high rate of increase reflects the costs to acquire, staff and operate expanded prison facilities to house a larger prison population. Public health and welfare program costs expanded an average 5.4% annually during this period, the second largest rate of increase for program categories.

  The fund balance at June 30, 1997 (determined on a "Generally Accepted Accounting Principles" basis) totaled $1,364.9 million, a $729.7 million increase over the $635.2 million balance at June 30, 1996.

  The unappropriated balance of Commonwealth revenues increased during the 1997 fiscal year by $432.9 million to $591.4 million (prior to reserves for transfer to the Tax Stabilization Reserve Fund) at the close of the fiscal year. Higher than estimated revenues and slightly lower expenditures than budgeted caused the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1997 operations were $88.7 million representing the normal fifteen percent of the ending unappropriated balance, plus an additional $100 million authorized by the General Assembly when it enacted the fiscal 1998 budget.

  Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $17,320.6 million, $576.1 million (3.4%) above the estimate made at the time the budget was enacted. Revenue from taxes was the largest contributor to higher than estimated receipts. Tax revenue in fiscal 1997 grew 6.1% over tax revenues in fiscal 1996. This rate of increase was not adjusted for legislated tax reductions that affected receipts during both of those fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1997. Non-tax revenues were $19.8 million (5.8%) over estimate mostly due to higher than anticipated interest earnings.

  Expenditures from Commonwealth revenues (excluding pooled financing expenditures) during fiscal 1997 totaled $16,347.7 million and were close to the estimate made in February 1997 with the presentation of the Governor's fiscal 1998 budget request. Total expenditures represent an increase over fiscal 1996 expenditures of

1.7%. Lapses of appropriation authority during the fiscal year totaled $200.6 million compared to an estimate of $100 million. The higher amount of appropriation lapses was used to support $79.8 million in fiscal 1997 supplemental appropriations over the February 1997 estimate. Supplemental appropriations for fiscal 1997 totaled $169.3 million.

  For GAAP purposes, assets increased $563.4 million and liabilities declined $166.3 million to produce a $729.7 million increase in the fund balance at June 30, 1997. Total revenues and other sources rose 3.5% for fiscal 1997. An increase of 5.5% in tax revenue aided by an improving state economy was partially offset by a $175.2 million decline in intergovernmental revenues. Expenditures and other uses increased by 1% for this fiscal year.

  Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to reserves for transfer to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations will total $223.3 million consisting of $73.3 million representing the required transfer of fifteen percent of the ending unappropriated surplus balance, plus an additional $150 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With these transfers, the balance in the Tax Stabilization Reserve Fund will exceed $664 million and represent 3.7% of fiscal 1998 revenues.

  Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $18,123.2 million, $676.1 million (3.9%) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8% over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998. Receipts from the personal income tax produced the largest single component of higher revenues during fiscal 1998.

  Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million (excluding pooled financing expenditures and net of current year lapses). This amount represents an increase of 4.5% over fiscal 1997 appropriation expenditures. Lapses of appropriation authority during the fiscal year totaled $161.8 million including $58.8 million from fiscal 1998 appropriations. These appropriation lapses were used to fund $120.5 million of supplemental fiscal 1998 appropriations.

  Reserves established during fiscal 1998 for tax refunds totaled $910 million. This amount is a $370 million increase over tax refund reserves for fiscal 1997 representing an increase of 68.5%. The fiscal 1998 amount includes a one-time addition intended to fund all fiscal 1998 tax refund liabilities, including that portion to be paid during fiscal 1999. In prior fiscal years, tax refunds generally were budgeted for the year in which the disbursement was anticipated to occur. This change in the recognition of tax refund liabilities on a budgetary basis is expected to reduce the difference between the budgetary basis unappropriated balance and the GAAP basis unreserved and undesignated balance (when computed) for the 1998 fiscal year.

  The budget for fiscal 1999 was enacted in April 1998 at which time the official revenue estimate for the 1999 fiscal year was established at $18,456.6 million. The estimate was reduced by 1.1 million in November 1998 due to passage of tax legislation. Only Commonwealth funds are included in the official revenue estimate. The official revenue estimate is based on an economic forecast for national gross domestic product, on a year-over-year basis, to slow from an estimated annualized 3.9% rate in the fourth quarter of 1997 to a projected 1.8% annualized growth rate by the second quarter of 1999. The forecast of slowing economic activity is based on the expectation that consumers will reduce their pace of spending, particularly on motor vehicles, housing and other durable goods. Business is also expected to trim its spending on fixed investments. Foreign demand for domestic goods is expected to decline in reaction to economic difficulties in Asia and Latin America, while an economic recovery in Europe is expected to proceed slowly. The underlying growth rate, excluding any effect of scheduled or proposed tax changes, for the General Fund fiscal 1999 official revenue estimate is 3.0% over actual fiscal 1998 revenues. When adjusted to include the estimated effect of enacted tax changes, fiscal 1999 Commonwealth revenues are projected to increase by 1.66% over actual Commonwealth revenues for fiscal 1998.

  Tax reductions included in the enacted 1999 fiscal year budget totaled an estimated $241.0 million for fiscal 1999. The major tax changes were enacted with January 1, 1998 effective dates. Consequently, the first year's cost of these changes may be above the expected annualized cost.

  Reserves for tax refunds for fiscal 1999 total $603.9 million. This amount includes $33.1 million of tax refunds anticipated to be due to the enacted fiscal 1999 tax changes and included in the estimated cost of those changes. Reserves for tax refunds for fiscal 1999 are $306.1 million below the reserve established for fiscal 1998. The fiscal 1998 amount (described above) includes a one-time addition intended to fund all fiscal 1998 tax refund liabilities, including that portion to be paid during fiscal 1999. Without the necessity to pay fiscal 1998 tax refund liabilities from fiscal 1999 reserves, the fiscal 1999 reserve need only be in an amount equal to the estimated fiscal 1999 estimate for tax refund liabilities.

  Appropriations enacted for fiscal 1999 are 4.1% ($705.1 million) above the appropriations enacted for fiscal 1998 (including supplemental appropriations).

  The enacted fiscal 1999 budget assumes the drawn down of the $265.4 million beginning budgetary balance by $141.1 million to an estimated closing balance, prior to transfer of the required portion to the Tax Stabilization Reserve Fund, of $124.3 million. The amount of the anticipated drawn down does not consider the availability of appropriation lapses normally occurring during a fiscal year that are used to fund supplemental appropriations or increase unappropriated surplus.

  Pennsylvania has historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

  Nonagricultural employment in Pennsylvania over the ten year period that ended in 1997 increased at an annual rate of 0.76%. This compares to a 0.17% rate for the Middle Atlantic region and a 1.69% rate for the United States as a whole during the period 1988 through 1997. For the five years ended with 1997, employment in the Commonwealth has increased 5.4%. The growth in employment during this period is higher than the 4.8% growth in the Middle Atlantic region. The unemployment rate in Pennsylvania for October 1998 stood at a seasonably adjusted rate of 4.7%. The seasonably adjusted national unemployment rate for October 1998 was 4.6%.

  The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt,
(iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and
(iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

  Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 1998, the Commonwealth had $4,724.5 million of general obligation debt outstanding.

  Other state-related obligations include "moral obligations." Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the "PHFA"), a state-created agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

  The Commonwealth, through several of its departments and agencies, has entered into various agreements to lease, as lessee, certain real property and equipment, and to make lease payments for the use of such property and equipment. Some of those leases and their respective lease payments are, with the Commonwealth's approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments due from Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

  Certain Commonwealth-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these agencies is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations.

  The City of Philadelphia is the largest city in the Commonwealth with an estimated population of 1,585,577 according to the 1990 Census. Legislation providing for the establishment of Pennsylvania Intergovernmental Cooperation Authority (the "PICA") to assist Philadelphia in remedying fiscal emergencies was enacted by the Pennsylvania General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on June 9, 1998.

  PICA has issued $1.76 billion of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative General Fund balance deficit as of June 30, 1992 of $224.9 million. The audited General Fund balance of Philadelphia as of June 30, 1997 shows a surplus of approximately $128.8 million.

  No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,055 million in Special Revenue bonds outstanding as of June 30, 1998.

  There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth are pending.

  The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that an adverse decision may have a material effect on government operations of the
Commonwealth:

 Baby Neal v. Commonwealth, et al.

  In 1990, the American Civil Liberties Union and other various named plaintiffs filed an action against the Commonwealth, the City of Philadelphia and others in federal court seeking an order that, among other things, would require the Commonwealth to provide additional funding for child welfare services. No figures for the amount of funding sought are available. A similar lawsuit filed in the Commonwealth Court of Pennsylvania was resolved through a court approved settlement which provides, among other things, for more Commonwealth funding for such services in fiscal year 1991 and a commitment to pay Pennsylvania counties $30 million over five years. The Commonwealth sought dismissal of the federal action based, among other things, on the settlement of the Commonwealth Court case. In December 1994, the Third Circuit Court of Appeals reversed the District Court's denial of the plaintiff's motion for class certification. As a result, the District Court has recently certified the class and the parties have resumed discovery. In July 1998, the plaintiffs entered into a settlement agreement with the City of Philadelphia and related parties and submitted the agreement to the district court for approval. The district court has preliminarily approved the settlement. Recently, the remaining parties, including the Commonwealth, have agreed to settle the claims made against them. The Commonwealth has agreed to pay $100,000 to settle plaintiff's $1.4 million claim for attorney's fees and to take other actions in exchange for a full and final release and dismissal of the case against the Commonwealth parties. The settlement has been presented to the Court for approval, and the Court has scheduled a hearing for February 1999.

 County of Allegheny v. Commonwealth of Pennsylvania

  On December 7, 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, judgment was stayed in order to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion. On December 7, 1992, the State Association of County Commissioners filed a new action in mandamus seeking to compel the Commonwealth to comply with the Supreme Court's decision in County of Allegheny. The Court in Pennsylvania State Association of County Commissioners
v. Commonwealth of Pennsylvania issued the writ on July 26, 1996, and appointed a special master to devise and submit a plan for implementation. Following the issuance of the writ, the President Pro Tempore of the Senate and the Speaker of the House filed a petition seeking reconsideration from the Court. The Court has not acted on the petition. On January 28, 1997, the Supreme Court granted an extension of time within which the special master must file his report and announced the establishment of a committee comprised of members of the Executive Department, the Legislative Department and the special master, to develop an implementation plan. On July 26, 1997, the "Interim Report of the Master" was filed setting forth a state funding proposal. Numerous objections to the report were filed, but the Court has taken no action on them.

  On April 22, 1998, the Pennsylvania General Assembly enacted legislation appropriating approximately $12 million to the Supreme Court for the purpose of funding county court administrators. The appropriation was designed to enable the Commonwealth to implement Phase I of the special master's plan. However, the legislation also provides that no funds from the appropriation may be expended until legislation has been approved by the General Assembly providing for the payment of Commonwealth compensation of county court administrators. Because no such legislation has yet been enacted, the $12 million appropriated to the Judicial Department cannot be used.

  On May 11, 1998, the Administrative Governing Board of the First Judicial District (comprising the Court of Common Pleas of Philadelphia, the Philadelphia Municipal Court, and the Traffic Court of Philadelphia) filed an action in mandamus in the Commonwealth Court of Pennsylvania against the City of Philadelphia and several City officials, claiming that the City government had failed to provide adequate funds for the operation of the courts of the First Judicial District. The petitioners have demanded that the court order the City of Philadelphia to disburse all funds reasonably necessary for the continued operation of the courts during fiscal year 1998-99 in an amount totaling at least $110 million. The case is captioned Alex Bonavitacola, et al. v. Edward G. Rendell, et al.

  Also on May 11, 1998, the City of Philadelphia and related respondents in Bonavitacola filed a complaint joining the Commonwealth of Pennsylvania, the General Assembly and its elected leadership as additional respondents. In their complaint, the City respondents assert that under the Supreme Court's order issued July 26, 1996 in Pa. State Ass'n of County Commissioners v. Commonwealth of Pennsylvania, the General Assembly was obligated to enact a funding scheme for a unified court system no later than January 1, 1998. Because the General Assembly has not done so, the City respondents allege, the Commonwealth has failed to comply with the Supreme Court's order. Thus, the City respondents have requested Commonwealth Court to require the General Assembly to comply with the Supreme Court's mandamus order and to order the Commonwealth to pay whatever sums are necessary to fund the cost of operating the courts in fiscal 1998-99. The First Judicial District Governing Board joined in the City respondents' request as an alternative to its demanded relief against the City defendants.

  On July 15, 1998, the Supreme Court of Pennsylvania assumed extraordinary jurisdiction over the case and directed Commonwealth Court, on an expedited basis, to prepare proposed findings of fact and conclusions of law. Acting pursuant to the Supreme Court's June 15, 1998 order, President Judge James Gardner Colins of Commonwealth Court on June 17, 1998 issued findings of fact, conclusions of law and a proposed order. In his proposed order, President Judge Colins recommended that the Supreme Court order the President of the Philadelphia Council immediately to introduce legislation to fund the courts of the First Judicial District for fiscal year 1998-99 and to take all necessary steps to ensure its passage. President Judge Colins also recommended that the Supreme Court order the General Assembly to pass legislation, prior to June 30, 1999, to fund the entire state judicial system. By order entered June 23, 1998, Commonwealth Court forwarded its findings of fact and conclusions of law and proposed order to the Supreme Court for final disposition. The Commonwealth and the General Assembly have objected to President Judge Colins' proposed order.

  Subsequent to Commonwealth Court's issuance of its findings of fact, conclusions of law and proposed order, the City Council and Mayor of Philadelphia acceded (at least temporarily) to President Judge Colins' proposed mandate that the City fund the First Judicial District's courts for fiscal year 1998-99, thus obviating the First Judicial District's request for emergency relief. However, the First Judicial District petitioners and the City of Philadelphia respondents continue to press their demands that the General Assembly be required to enact legislation providing for state funding of the courts. In addition, the County of Allegheny has petitioned the Supreme Court for leave to intervene in the Bonavitacola case to secure the same relief against the Commonwealth -- an order requiring Commonwealth to fund its courts. The Bonavitacola case remains pending before the Supreme Court for disposition.

  On November 25, 1998, the First District Governing Board filed with the Supreme Court a renewed motion for entry of an order providing emergency relief. In their renewed motion, the Bonavitacola plaintiffs asked the court to order the City of Philadelphia to provide funds to the First Judicial District's courts sufficient to maintain necessary judicial operations through the end of the fiscal year.

 Bank Shares Tax Litigation

  On November 30, 1989, the Fidelity Bank, N.A. ("Fidelity") filed an action in challenging the constitutional validity of a 1989 amendment increasing the bank shares tax and related legislation. The Commonwealth Court ruled in favor of the Commonwealth finding no constitutional deficiencies in the tax increase, but invalidating one element of the legislation which provided a credit to new banks (the "new bank tax credit"). Fidelity, the Commonwealth and certain investment intervener banks appealed to the Pennsylvania Supreme Court. However, pursuant to a Settlement Agreement dated as of April 21, 1995, the Commonwealth agreed to enter a credit in favor of Fidelity in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues. The credit represents approximately 5% of the potential claim of Fidelity, had the constitutional issues been resolved in its favor.

  Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth also settled with the intervening banks with respect to issues concerning the new bank tax credit.

  Notwithstanding the foregoing settlements, other banks have filed petitions challenging the validity of the 1989 tax increase. One of these banks, Royal Bank of Pennsylvania, has filed a Stipulation of Facts and is in effect proceeding forward on behalf of the other banks. Their appeals raise the issues that were advanced by

Fidelity, although not brought to resolution by the Pennsylvania Supreme Court. By decision dated January 8, 1998, a panel of the Commonwealth Court ruled in favor of the Commonwealth, finding no constitutional violation. Royal Bank filed exceptions which were denied by the Commonwealth Court on July 30, 1998. Royal Bank has appealed to filed a notice of appeal with the Pennsylvania Supreme Court.

 Pennsylvania Association of Rural and Small Schools (PARSS) v. Casey

  In January 1991, an association of rural and small schools and several parties filed a lawsuit against then Governor Robert P. Casey and former Secretary of Education, Donald M. Carroll challenging the constitutionality of the Commonwealth system for funding local school districts. The litigation consists of two parallel cases, one in the Commonwealth Court of Pennsylvania and one in the United States District Court for the Middle District of Pennsylvania. The federal court case has been indefinitely stayed pending resolution of the state court case. On July 9, 1998, Commonwealth Court Judge Dan Pellegrini issued an opinion and decree nisi dismissing the petitioners' claims in its entirety, holding that Pennsylvania's system for funding public schools is constitutional under both the education clause and the equal protection clause of the Pennsylvania Constitution.

  On July 20, 1998, the petitioners filed a motion for post-trial relief, taking exception to many of Judge Pellegrini's findings of fact and conclusions of law, and again asking the Commonwealth Court to declare Pennsylvania's public school funding system to be unconstitutional. Also, the petitioners on July 21, 1998 filed an application asking the Supreme Court of Pennsylvania to assume extraordinary, plenary jurisdiction over the case to decide one legal issue -- whether the petitioners' constitutional claims are justiciable in the courts of the Commonwealth. The petitioners have asked the court to consider the issue in conjunction with a separate appeal pending in another case, Marrerro v. Commonwealth of Pennsylvania, involving the same provisions of the Constitution and a similar issue of justiciability. On September 2, 1998, the Supreme Court granted petitioners' application and directed the filing of briefs. Recently, the respondents asked the Supreme Court to clarify its assumption of jurisdiction. Specifically, the respondents have asked the Court to state the petitioners' application and not other issues presented in petitioners' motion for post-trial relief pending in the Commonwealth Court.

 Pennsylvania Human Relations Commission v. School District of Philadelphia, et al. v. Commonwealth of Pennsylvania, et al.

  On November 3, 1995, the Commonwealth of Pennsylvania and the Governor of Pennsylvania, along with the City of Philadelphia and the Mayor of Philadelphia, were joined as addition respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional conditions of segregation in the public schools of Philadelphia. The Commonwealth and the City were joined in the "remedial phase" of the proceeding "to determine their liability, if any, to pay additional costs necessary to remedy the unlawful conditions found to exist in the Philadelphia public schools."

  On February 28, 1996, the School District of Philadelphia filed a third-party complaint against the Commonwealth of Pennsylvania asking Commonwealth Court to require the Commonwealth to "supply such funding as is necessary for full compliance with the November 28, 1994 and other remedial orders of the Commonwealth Court." In addition, a group of interveners on March 4, 1996 filed a third-party complaint against the Commonwealth of Pennsylvania and the City of Philadelphia requesting Commonwealth Court to declare that "it is the obligation of the Commonwealth and the City to supply the additional funds identified as necessary for the District to comply with the orders of the Commonwealth Court," and to require the Commonwealth and the City to supply such additional funding as is necessary for the District to comply with the orders.

  On April 30, 1996, Commonwealth Court Judge Doris A. Smith overruled the Commonwealth's and City's preliminary objections seeking dismissal of the claims against them. The Commonwealth and the City thereafter filed answers to the complaints, asserting numerous defenses. The Commonwealth also asserted a cross-claim against the City of Philadelphia claiming that if any party is liable, sole liability rests with the City; in the alternative, the Commonwealth argued that if it is held to be liable, it has a right of indemnity of contribution against the City.

  Trial commenced on May 30, 1996. During the course of the trial, upon motion of the Commonwealth, the Pennsylvania Supreme Court on July 3, 1996 assumed extraordinary plenary jurisdiction and directed Judge Smith to concluded the proceedings within 60 days and to file with the Supreme Court findings of fact, conclusions of law and a final opinion.

  On August 20, 1996, Judge Smith issued an Opinion and Order pursuant to which judgment was entered in favor of the School District of Philadelphia and the interveners and against the Commonwealth of Pennsylvania and the Governor of Pennsylvania. Judgment was also entered in favor of the City of Philadelphia and the Mayor of Philadelphia with respect to the intervener's claim and on the cross-claim filed by the Commonwealth and Governor. The Judge ordered the Commonwealth and Governor to submit a plan to the Court within thirty days detailing the means by which the Commonwealth will effectuate the transfer of additional funds payable to the School District of Philadelphia to enable it to comply with the remedial order during fiscal year 1996-1997 and any future years during which the School District establishes its fiscal incapacity to fund the remedial programs. Judge Smith specifically found that "[b]ecause of the lack of adequate funds to comply with the remedial order, the School District is entitled to additional resources for 1996-1997 of $45.1 million."

  On August 30, 1996, the Commonwealth filed exceptions to the Findings of Fact, Conclusions of Law and Opinion and Order of Judge Smith along with a Motion to Vacate the purported Order and a Notice of Appeal and Jurisdictional Statement.

  On September 10, 1996, the Pennsylvania Supreme Court issued an order granting the Commonwealth's Motion to Vacate and directed its Prothonotary to establish a briefing schedule and date for oral argument. It also issued a further order limiting the issues to be addressed and stated that the Commonwealth Court is divested of jurisdiction of the matter and all further proceedings in the Commonwealth Court are stayed pending further order of the Supreme Court. The Supreme Court retained jurisdiction in the matter. On January 28, 1997, the Supreme Court issued an Order directing the parties to brief certain specific issues relative to the lower court proceedings. The Supreme Court heard oral argument on February 3, 1998 and took the matter under advisement.

 Ridge v. State Employees' Retirement Board

  On December 29, 1993, Joseph H. Ridge, a former judge of the Allegheny Court of Common Pleas, filed in the Commonwealth Court a Petition for Review in the Nature of Complaint in Mandamus and for a Declaratory Judgment against the State Employees' Retirement Board alleging that the use of gender distinct actuarial factors for benefits based upon his pre-August 1, 1983 service violates the equal protection and equal rights clauses of the Pennsylvania Constitution. The lawsuit requests that the petitioner's benefits be "topped up" to equal those that a similarly situated female would be receiving. A decision adverse to the Retirement Board could be applicable to other members of the State Employees' Retirement System and Public School Employees' Retirement System. The Commonwealth Court granted the Retirement Board's preliminary objection to Judge Ridge's claims for punitive damages, attorney's fees and compensatory damages (other than a recalculation of his pension benefits should he prevail). On November 20, 1996, the Commonwealth Court heard oral arguments en banc on Judge Ridge's motion for judgment on the pleadings. On February 13, 1997, the Commonwealth Court denied Judge Ridge's motion for judgment on the pleadings. The case is currently in discovery.

 Yesenia Marrerro, et al. v. Commonwealth, et al.

  On February 24, 1997, five residents of the City of Philadelphia, on their own behalf, and on behalf of their school-age children, joined by the City of Philadelphia, the School District of Philadelphia, and two non-profit organizations, filed in the Commonwealth Court a civil action for declaratory judgment against the

Commonwealth of Pennsylvania, the General Assembly of Pennsylvania, the presiding officers of the General Assembly, the Governor of Pennsylvania, the State Board of Education, the Department of Education, and the Secretary of Education, claiming that the statutory education financing system is unconstitutional as applied to the School District of Philadelphia and the system of funding public education violates the constitutional mandate to provide a thorough and efficient system of education in the City of Philadelphia. The lawsuit also alleges that the scheme for financing public education precludes the Commonwealth from providing the constitutionally required "thorough and efficient system of public education" in the circumstances faced by the School District of Philadelphia, and that the defendants have failed to provide the School District of Philadelphia with resources and other assistance necessary to provide all of its students with the quality of education to which they are constitutionally entitled. Among other things, the petitioners seek a declaration that the legislature must amend the present or enact new education legislation so as to assure that education funding for the School District of Philadelphia accounts and makes adequate provision for the greater and special educational challenges and needs of students in the School District in order to address their disadvantage. The respondents filed preliminary objections seeking dismissal of the action. On March 2, 1998, Commonwealth Court sustained the respondents' preliminary objections and dismissed the case on the grounds that the issues presented are not justiciable. An appeal to the Supreme Court of Pennsylvania is pending and briefing is complete, but the Court has not scheduled oral argument.

Powell v. Ridge

  On March 9, 1998, several residents of the City of Philadelphia on behalf of themselves and their school-aged children, along with the School District of Philadelphia, the Philadelphia Superintendent of Schools, the chairman of the Philadelphia Board of Education, the City of Philadelphia, the Mayor of Philadelphia, and several membership organizations interested in the Philadelphia public schools, brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education, the chairman of the State Board of Education, and the State Treasurer. The plaintiffs claimed that the defendants are violating a regulation of the U.S. Department of Education promulgated under Title VI of the Civil Rights Act of 1964 in that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race. The plaintiffs asked the court to declare the funding system to be illegal, to enjoin the defendants from violating the regulation in the future, to award counsel fees and costs, and to grant such other relief as the court might find just and proper.

  The Philadelphia Federation of Teachers intervened on the side of the plaintiffs, while several leaders of the Pennsylvania General Assembly intervened on the side of the defendants. In addition, the U.S. Department of Justice intervened to defend against a claim made by the legislator intervenors that a statute waiving states' immunity under the Eleventh Amendment to the U.S. Constitution for Title VI claims is unconstitutional.

  The defendants filed a motion to dismiss the complaint, arguing that the plaintiffs sued the wrong parties, that some of the plaintiffs lack standing or the capacity to sue the Commonwealth officials, that the plaintiffs' claims are barred by the doctrines of claim preclusion and issue preclusion, and that Congress has not authorized private parties to bring actions in court to enforce the regulations of federal administrative agencies issued under section 602 of the Civil Rights Act of 1964.

  The legislator intervenors filed a motion to dismiss or, in the alternative, a motion for judgment on the pleadings. The legislator intervenors claimed that the defendants are immune from suit under the Eleventh Amendment, that the statute purporting to waive Eleventh Amendment immunity for Title VI claims is not applicable or, in the alternative, is unconstitutional, and that the plaintiffs have otherwise failed to state a claim.

  On November 18, 1998, the district court granted in part and denied in part the various motions by the parties. However, because the court found ultimately that the plaintiffs had failed to state a claim under the Title VI regulation at issue or under 42 U.S.C. (S)1983, the court dismissed the action in its entirety with prejudice. An appeal is expected.

Rite Aid of Pennsylvania, Inc. v. Houston

  On March 24, 1997, Rite Aid of Pennsylvania, Inc. (Rite Aid) filed in the U.S. District Court for the Eastern District of Pennsylvania a civil action against the Secretary of Public Welfare (Secretary). In its complaint, Rite Aid alleged that in promulgating regulations on October 1, 1995 governing payment rates for prescription drugs and related services provided to recipients of benefits under the Pennsylvania Medical Assistance Program (Medicaid), the Secretary violated various provisions of Title XIX of the Social Security Act (commonly known as the Medicaid Act) and regulations of the U.S. Department of Health and Human Services, as well as provisions of state law and federal constitutional due process.

  On November 3, 1997, the district court granted in part and denied in part the parties' cross-motions for judgment on the pleadings. The court granted judgment in favor of the Secretary on Rite Aid's federal due process claim and Rite Aid's claim that the Secretary had violated a federal regulation (42 CFR
(S)447.205) requiring public notice 60 days prior to revising the reimbursement rates. However, the court denied the Secretary's motion for judgment on the pleadings regarding Rite Aid's procedural claim under 42 U.S.C. (S)1396(a)(30)(A). The court also granted judgment on the pleadings in favor of Rite Aid on its claim that the Secretary violated a federal regulation (42 CFR (S)447.205(c)(4)) requiring the Secretary to identify a local agency where the proposed reimbursement changes were available for public view.

  After allowing the Pennsylvania Pharmacists Association (PPA) to intervene as a plaintiff, the district court on May 8, 1998 granted a motion filed by Rite Aid and PPA to limit its review of the Secretary's compliance with 42 U.S.C. (S)1396(a)(30)(A) "to the information before [the Secretary] at the time [she] made [her] decision to lower" the reimbursement rates.

  On August 31, 1998, the district court granted the motions of Rite Aid and PPA for summary judgment and denied the cross-motion of the Secretary. The court declared that the pharmacy reimbursement rates made effective after October 1, 1995, were adopted by the Secretary in violation of section 1396(a)(30)(A) of the Medicaid Act and enjoined the Secretary from using those rates to reimburse for any prescription drugs and related services provided to Medicaid recipients on and after October 1, 1998. The court held that the Secretary acted arbitrarily and capriciously by failing to consider whether the revised rates were consistent with the statutory standards of efficiency, economy, and quality of care.

  The Secretary timely appealed the district court's orders, and Rite Aid and PPA filed cross-appeals. The Secretary filed motions to stay the district court's injunction order pending appeal. However, the district court denied the motion on September 18, 1998, and the court of appeals denied the application for stay on October 26, 1998. However, the court of appeals did grant the Secretary's motion for expedited appeal, and briefing should be concluded in early January. The court has not scheduled oral argument. In the meantime, the Department of Public Welfare has altered its reimbursement rates consistent with the district court's ruling. The estimated annualized cost of paying the higher reimbursement rates is $106 million.

  As of December 1, 1998, Pennsylvania general obligation bonds were rate AA by Standard & Poor's, AA by Fitch and Aa3 by Moody's. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues will not be adversely affected by changes in economic or political conditions.

                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number
-------

(d) (2) Investment Subadvisory Agreement - INVESCO Capital Management, Inc.

(d) (3) Investment Subadvisory Agreement - Keystone (now known as "Evergreen") Investment Management Company.

(j) Consent of PricewaterhouseCoopers llp, independent accountants to the Registrant

(n) Financial Data Schedules